V A N   E C K   G L O B A L
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                                                                   ANNUAL REPORT
                                                               DECEMBER 31, 1999


                                [GRAPHIC OMITTED]

VAN ECK FUNDS

    ASIA DYNASTY FUND

          GLOBAL HARD ASSETS FUND

                 GLOBAL LEADERS FUND

                            GOLD/RESOURCES FUND

                                    INTERNATIONAL INVESTORS GOLD FUND

                                             U.S. GOVERNMENT MONEY FUND

--------------------------------------------------------------------------------

                          GLOBAL INVESTMENTS SINCE 1955

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

                            VAN ECK ASIA DYNASTY FUND
--------------------------------------------------------------------------------

Dear Fellow Shareholder:

We are pleased to report that the Van Eck Asia Dynasty Fund had an exceptional year in 1999, gaining 118.46%, compared with an increase of 62.11% for the Morgan Stanley Capital International Far East Free ex-Japan Index. In fact, the Fund was the top performing Asia ex-Japan fund for the year among 66 such funds, according to Standard & Poor's Micropal.1 Reasons for Fund outperformance included being fully invested early in the year, a heavy allocation to technology and telecommunications stocks, and significant weightings in India, Korea and Singapore.

REVIEW

Nineteen ninety-nine was a year of rapid recovery for both economies and stocks of Asian markets. After the climactic sell-off in August 1998, the recovery has been both remarkable and lucrative. The rally was broad-based, with all countries participating. Two broad themes have emerged. First, 1999 was the year that investors embraced risk again. Second, in common with the rest of the world, technology and telecommunications stocks were the top performing sectors.

One other remarkable feature of 1999 was how consistently the Asian economies bettered "street" expectations for growth. Improving economic expectations were a key reason why analysts spent most of the year revising up their forecasts for corporate earnings. We took a more bullish view of economic prospects during the year than most, and had the courage of our convictions to buy stocks that looked expensive on (then) current consensus forecasts.

In Asia, the top performing market was SOUTH KOREA2 (93% in U.S. dollar terms), which was one of the earliest economies to show a tangible rebound. The market did suffer some setbacks, including the bankruptcy of Daewoo3, which had been one of Korea's "chaebols" or conglomerates. This caused interest rates to rise and precipitated some outflow from domestic funds. The government stepped in to reassure the investment community and orchestrate a number of support measures, which helped the market remain calm. The Fund had a large weighting to the Korean market throughout the year (22.5% of Fund assets at year end) with a strong emphasis on the telecom and semiconductor sectors.

The INDONESIAN market nearly matched the Korean market for performance, gaining 92% over the year. The Fund held an overweight position in this market (5.6% of assets at December 31, 1999) for most of the year. As in Korea, there were some nervous moments. For Indonesia, this centered on the transition to a post-Suharto democracy. Although there was a certain amount of disruption, the transition was actually remarkably smooth given the history, the ethnic tensions and challenging geography. The election results of Wahid as President and Megawati as Vice President were among the best possible results in our view. The next challenge, which is by no means a small one, is economic. Indonesia suffered greatly during the Asian crisis, and it will be no mean feat to put the country back on a solid growth track.

A very strong electronics cycle was reflected in the exports of countries such as SINGAPORE and TAIWAN, where the markets gained 73% and 35%, respectively. Global demand for electronic goods was very firm during the course of 1999, making component supply an issue. Taiwan, in particular, with its high exposure to the electronics industry, benefited from this trend. Significant positions in both markets (16.0% of Fund assets in Singapore and 8.1% in Taiwan4) and a heavy emphasis on technology and telecom stocks were key contributors to Fund performance.

HONG KONG (17.4% of assets) has been slightly slower to emerge from its recession, but better news from China ought to help the market along in 2000. Significantly, the threat of a devaluation of the Chinese currency receded during the course of 1999. Higher interest rates in the United States should impact Hong Kong interest rates, but reflationary efforts in China ought to be the dominant theme for this year. The market gained 68% in 1999.

INDIAN stocks (11.4% of assets) performed well, particularly in the period after election results were announced, gaining 60% over the year. For the first time in three years, India has a government that has a workable majority in parliament. It appears that they have the will, as well as the ability, to make serious progress in some of the structural issues that have held India back. In this regard, tackling the fiscal deficit must rank as priority number one. The Fund continues to benefit from the positions that it holds in the software sector in India.

The MALAYSIAN market (7.1% of assets), although increasing by 39% over the last twelve months, disappointed our optimistic expectations. Capital controls were lifted during the year, causing some outflow from the market. That exodus has now largely stopped. The economy is highly liquid, with interest rates remaining low. The market does not look overvalued and will be reinstated in the main benchmark indices as of May 2000. Therefore, we remain optimistic.

The other Southeast Asian markets of THAILAND and the PHILIPPINES produced relatively disappointing

                            VAN ECK ASIA DYNASTY FUND
--------------------------------------------------------------------------------

results, gaining 33% and 5%, respectively. In Thailand, shares of big banks were once again active but their performance was disappointing, despite the peaking of non-performing loans. The Philippines suffered from the growing feeling that President Estrada and his team of advisers were not addressing the economic problems of the country with sufficient urgency or direction. At year end, these markets accounted for 3.6% and 1.9% of assets, respectively.

THE OUTLOOK

In many cases, the first stage of recovery can be said to be over in Asian markets. The recovery from the deeply oversold levels of 1998 has largely taken place. Nevertheless, we remain very optimistic as we enter the year 2000.

The major risks for the asset class have diminished. Y2K has come and gone without significant problems. The Chinese currency appears stable. Significant political milestones have been achieved in countries such as Indonesia, China and Malaysia.

Broadly speaking, the global economic environment is positive, with stronger but less concentrated growth around the world. The Asian economies, with the possible exception of the Philippines, are moving strongly ahead. There is ample domestic liquidity, driven by healthy current account surpluses. Returns on equity should surpass pre-crisis levels as companies adapt, refocus and thrive, using the lessons learned from the depths of the crisis. Finally, valuations are simply not demanding, particularly as analysts revise up earnings forecasts to reflect the better operating environment.

We would like to thank you for your participation in the Van Eck Asia Dynasty Fund, and we look forward to helping you meet your investment objectives in the future.


[PHOTO OMITTED]               [PHOTO OMITTED]

/s/ DAVID A. SEMPLE           /s/ DAVID M. HULME
--------------------          --------------------
DAVID A. SEMPLE               DAVID M. HULME
CO-PORTFOLIO MANAGER          CO-PORTFOLIO MANAGER

January 20, 2000

---------------------
1 Past performance is no guarantee of future results. As of December 31, 1999, Micropal ranked the Fund first among 66 Asia ex-Japan funds for the one-year period, second among 26 funds for the five-year period and first among 11 funds since its inception (3/22/93). Rankings are based on total returns before sales charges.

2 All individual country returns are in U.S. dollar terms and are based on country-specific stock markets; for example, South Korea's 93% return is based on the gain posted by the South Korea Composite Index.

3 The Fund was not invested in Daewoo in 1999.

4 Exposure to Taiwan was in fact higher than the "Schedule of Portfolio Investments" suggests due to the United Microelectronics Corp. "swaps" listed in
Note 11 of "Notes to Financial Statements."

                            VAN ECK ASIA DYNASTY FUND

--------------------------------------------------------------------------------

PERFORMANCE RECORD AS OF 12/31/99

AVERAGE ANNUAL                    AFTER MAXIMUM    BEFORE SALES
TOTAL RETURN                      SALES CHARGE*    CHARGE
--------------------------------------------------------------------------------
A shares--Life (since 3/22/93)       10.82%          11.79%
--------------------------------------------------------------------------------
5 year                                8.91%          10.21%
--------------------------------------------------------------------------------
1 year                              105.80%         118.46%
--------------------------------------------------------------------------------
B shares--Life (since 9/1/93)         8.86%           8.86%
--------------------------------------------------------------------------------
5 year                                9.10%           9.38%
--------------------------------------------------------------------------------
1 year                              111.71%         116.71%
--------------------------------------------------------------------------------

THE PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NOT INDICATIVE OF FUTURE RESULTS. Investment return and principal value of an investment in the Fund will vary so that shares, when redeemed, may be worth more or less than their original cost.

At certain times in the past, the Adviser waived certain or all expenses of the Fund. Had the Fund incurred all expenses, investment returns would have been reduced.

* A shares: maximum sales charge is 5.75%
  B shares: maximum contingent deferred sales charge is 5.00%


                            GEOGRAPHICAL WEIGHTINGS+
                             AS OF DECEMBER 31, 1999


                              [PIE CHART OMITTED]


             [PIE CHART IS REPRESENTED BELOW IN ITS PRINTED FORM.]

                     Hong Kong ......................    17.4%
                     India...........................    11.4%
                     Philippines.....................     1.9%
                     Indonesia ......................     5.6%
                     Singapore ......................    16.0%
                     South Korea.....................    22.5%
                     Taiwan .........................     8.1%
                     Thailand........................     3.6%
                     Malaysia........................     7.1%
                     Cash/Equivalents................     5.8%
                     China...........................     0.6%

+Weightings take options positions into account (see "Schedule of Portfolio Investments" p. 28).

                            VAN ECK ASIA DYNASTY FUND

                TOP TEN EQUITY HOLDINGS AS OF DECEMBER 31, 1999*

--------------------------------------------------------------------------------

SK TELECOM CO., LTD.
(SOUTH KOREA, 4.5%)

SK Telecom is Korea's market leader in mobile communications, with over 10 million subscribers and a market share of 43%.

PACIFIC CENTURY REGIONAL DEVELOPMENT LTD.
(SINGAPORE, 4.5%)

Pacific Century is an investment holding and property development and management company. Pacific Century Cyberworks is its largest subsidiary and is involved in the provision of venture capital to Asian Internet and technology start-ups.

HAANSOFT, INC.
(SOUTH KOREA, 3.0%)

Haansoft is a software company that develops Korean word processing software and distributes its products to end users. The company also provides Internet services such as Internet applications and online transaction infrastructure.

SATYAM COMPUTER SERVICES LTD.
(INDIA, 3.0%)

Satyam is a software services company specializing in IBM, Windows and Unix platforms. The company undertakes turnkey execution of projects in India and abroad, and has pioneered offshore software developments in India using its high-speed satellite data communication. Satyam also provides Internet access and services through Satyam Infoway.

R.O.C. TAIWAN FUND
(TAIWAN, 2.8%)

The R.O.C. Taiwan Fund is a closed-end mutual fund that invests in publicly traded securities of Taiwanese companies. At year end, the fund was trading at a discount to the underlying value of its assets.

SAMSUNG ELECTRONICS
(SOUTH KOREA, 2.7%)

Samsung Electronics manufactures and exports a wide range of consumer and industrial electronic equipment such as memory chips, semiconductors, personal computers, telecommunications equipment and televisions.

COMMERCE ASSET HOLDINGS BHD.
(MALAYSIA, 2.5%)

Commerce Asset is a financial services holding company principally engaged in commercial and investment banking, stockbrokering and fund management.

KOREA TELECOM CORP.
(SOUTH KOREA, 2.5%)

Korea Telecom provides telecommunications services including local telephone, domestic and international long distance, multimedia, satellite communication, data network and wireless telephone services in Korea. The company also offers Internet search and telephone directory services.

DAOU TECHNOLOGIES, INC.
(SOUTH KOREA, 2.4%)

Daou Technologies specializes in systems integration, software development and computer peripherals.

CHINA TELECOM (HONG KONG) LTD.
(HONG KONG, 2.3%)

China Telecom provides mobile telecommunications in a number of provinces in China.

---------------
*    Portfolio is subject to change.

                            VAN ECK ASIA DYNASTY FUND

                             PERFORMANCE COMPARISON

--------------------------------------------------------------------------------

These graphs compare a hypothetical $10,000 investment in the Van Eck Asia Dynasty Fund (Classes A and B) made at inception with a similar investment in the Morgan Stanley Capital International Far East Free ex-Japan Index.

                      VAN ECK ASIA DYNASTY FUND (CLASS A)
                     VS. MSCI Far East Free ex-Japan Index

                              [LINE CHART OMITTED]

             [LINE CHART IS REPRESENTED BELOW IN ITS PRINTED FORM.]


                              Van Eck Asia              MSCI Far East
                             Dynasty Fund-A             Free ex-Japan
                            (with sales charge)(2)          Index
                            -------------------         -------------
Mar-22-93                          9,421                   $10,000
Jun-93                            10,386                   $11,226
Sep-93                            11,454                   $12,718
Dec-93                            15,183                   $18,596
Mar-94                            12,391                   $14,554
Jun-94                            12,431                   $15,183
Sep-94                            13,712                   $17,058
Dec-94                            12,341                   $15,344
Mar-95                            11,670                   $15,156
Jun-95                            12,626                   $16,588
Sep-95                            12,555                   $16,327
Dec-95                            12,728                   $16,701
Mar-96                            13,580                   $18,316
Jun-96                            13,323                   $18,269
Sep-96                            13,149                   $18,009
Dec-96                            13,559                   $18,561
Mar-97                            13,015                   $17,868
Jun-97                            13,631                   $18,785
Sep-97                            11,896                   $15,286
Dec-97                             9,207                   $10,337
Mar-98                              9337                   $11,355
Jun-98                              7100                   $ 7,671
Sep-98                              6899                   $ 6,985
Dec-98                              9184                   $ 9,839
Mar-99                              9996                   $10,400
Jun-99                             15565                   $14,347
Sep-99                             13599                   $12,900
Dec-99                             20063                   $15,950


                                                                     Since
 Average Annual Total Return 12/31/99       1 Year      5 Year     Inception1
--------------------------------------------------------------------------------
 VE Asia Dynasty Fund-A (w/o sales charge)  118.46%     10.21%        11.79%
--------------------------------------------------------------------------------
 VE Asia Dynasty Fund-A (w/sales charge)(2) 105.80%      8.91%        10.82%
--------------------------------------------------------------------------------
 MSCI Far East Free ex-Japan Index           62.11%      0.78%         7.16%
--------------------------------------------------------------------------------



                      VAN ECK ASIA DYNASTY FUND (CLASS A)
                     VS. MSCI Far East Free ex-Japan Index

                              [LINE CHART OMITTED]

             [LINE CHART IS REPRESENTED BELOW IN ITS PRINTED FORM.]

                              Van Eck Asia              MSCI Far East
                             Dynasty Fund-B             Free ex-Japan
                            (with sales charge)(2)          Index
                            -------------------         -------------
Sep-1-93                          10,000                    10,000
Sep-93                            10,221                    10,386
Dec-93                            13,522                    15,186
Mar-94                            11,012                    11,886
Jun-94                            11,039                    12,399
Sep-94                            12,165                    13,930
Dec-94                            10,933                    12,531
Mar-95                            10,318                    12,377
Jun-95                            11,150                    13,546
Sep-95                            11,059                    13,333
Dec-95                            11,222                    13,639
Mar-96                            11,959                    14,957
Jun-96                            11,723                    14,920
Sep-96                            11,568                    14,707
Dec-96                            11,905                    15,158
Mar-97                            11,386                    14,592
Jun-97                            11,914                    15,341
Sep-97                            10,385                    12,483
Dec-97                             7,991                     8,442
Mar-98                             8,096                     9,273
Jun-98                              6148                     6,264
Sep-98                              5959                     5,704
Dec-98                              7897                     8,035
Mar-99                              8588                      8493
Jun-99                             13332                     11716
Sep-99                             11625                     10535
Dec-99                             17113                     13026



                                                                      Since
 Average Annual Total Return 12/31/99        1 Year      5 Year     Inception1
--------------------------------------------------------------------------------
 VE Asia Dynasty Fund-B (w/o sales charge)   116.71%     9.38%        8.86%
--------------------------------------------------------------------------------
 VE Asia Dynasty Fund-B (w/sales charge)(3)  111.71%     9.10%        8.86%
--------------------------------------------------------------------------------
 MSCI Far East Free ex-Japan Index            62.11%     0.78%        4.26%
--------------------------------------------------------------------------------


1 INCEPTION DATE FOR THE VAN ECK ASIA DYNASTY FUND WAS 3/22/93 (CLASS A) AND 9/1/93 (CLASS B). Index returns are calculated as of nearest month end.

2 The maximum sales charge is 5.75%.

3 Applicable contingent deferred sales charge taken into account (the maximum is 5.00%).

Returns for the Van Eck Asia Dynasty Fund (Classes A and B) reflect all recurring expenses and include the reinvestment of all dividends and distributions. Performance does not fully reflect the impact of the Fund's expenses, as they have been fully or partially reimbursed by the Fund's Adviser at certain times since the Fund's inception.

The Morgan Stanley Capital International Far East Free ex-Japan Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. The Index's performance is not illustrative of the Fund's performance. Indices are not securities in which investments can be made.

The MSCI Far East Free ex-Japan Index is a market capitalization-weighted index that captures the largest 60% of the publicly traded securities in each industry for approximately ten Asian markets (excluding Japan); the Index includes only shares available for purchase by foreign (e.g., U.S.) investors.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. Performance data quoted represents past performance; the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

                         VAN ECK GLOBAL HARD ASSETS FUND
--------------------------------------------------------------------------------

Dear Fellow Shareholder:

Hard assets provided good risk-adjusted returns, in general, in 1999. Both commodities and related stocks performed well in the first half of the year, while most stocks had a volatile second half despite the continuing climb of many commodity prices. The Van Eck Global Hard Assets Fund had a total return of 16.64% for the twelve months ended December 31, 1999.

Two key factors drove hard asset performance in the first half of the year: unexpectedly strong global economic growth and an increasingly favorable supply/demand scenario for most hard asset sectors. A year ago, most analysts were predicting slowing economic growth in the U.S., fair growth in Europe and continued recession in Asia after a year of extreme market declines and economic contractions in that region. Instead, the U.S. continued into its ninth year of expansion, Europe's recovery and restructuring trend gained momentum and Asia surprised the world with a spectacular recovery. Even Japan, which had been in a multi-year battle with recession, showed strong signs of recovery. This worldwide growth pushed commodity demand higher and hard asset-related equities largely followed suit. However, for most of the second half of the year, despite a continuation of these positive trends, tech-stock fever took hold and investors ignored most other market sectors, including cyclical and value stocks. Most of the gains from hard assets were realized in the first half of the year. Although some declined a bit in the second half, a late fourth quarter rebound helped and three of the five sectors provided good performance for the year.

ENERGY prices rose sharply in 1999, trending upward throughout the year. Crude oil traded at about $11 a barrel in February and ended the year at $25 a barrel, primarily the result of an OPEC agreement (announced in March) to limit supplies. Through the second quarter of the year, energy stocks also rose sharply. However, for most of the second half of the year, while crude oil prices held up, most energy stocks declined sharply as investors took profits, possibly remembering previous crude oil price declines and OPEC "cheating." Energy stock prices rebounded again late in the fourth quarter, ending the year up 20% overall. These equities were the Fund's largest weighting in 1999. We increased the position from about 22% of total Fund assets in January to approximately 35% in the second quarter, in response to the OPEC agreement, and maintained nearly a 40% position throughout the rest of the year. While volatile, this proved beneficial. The Fund also benefited from small positions in crude oil futures that we traded throughout the year.

THE PAPER AND FOREST PRODUCTS SECTOR turned in a strong gain of 35% in 1999. Paper stocks were driven by both increased paper demand due to the pickup in global economic growth and decreased supply as some companies shut down excess capacity, a trend driven by mergers and acquisitions activity in this industry. Lumber and building materials companies fared well in the early part of the year as a result of the strong housing market in the U.S. Pulp prices, the key commodity driver for most paper grades, moved up all year, but the stocks were volatile, particularly during the second half. We began the year with under 10% of total portfolio assets dedicated to this sector. We substantially increased the weighting to approximately 25%, mostly in the third and fourth quarters, as we became more convinced that the supply/demand scenario was improving and as the industry appeared to be truly refocused on shareholder concerns. The Fund's Canadian holdings in this sector (7.1% of Fund assets at year end) further boosted performance due to the Canadian dollar's strength. While a larger position in paper and forest products companies earlier in the year would have augmented Fund performance, this sector's contribution was very positive.

INDUSTRIAL METALS STOCKS performed exceptionally well during the year, up 77%. The sector was driven primarily by Aluminum Company of America (Alcoa), the leading aluminum manufacturer, which announced it was buying Reynolds, the third-largest aluminum company. Alcoa was the best performing stock in the Dow Jones Industrial Average last year, gaining over 100%, while Reynolds was up 50%. We held Alcoa in the portfolio for much of the year, although we swapped into Reynolds in the fourth quarter as a cheaper way to own Alcoa (Reynolds accounted for 2.7% of assets at December 31). The industrial metals stocks held up better than other hard assets equities during the periods of investor flight out of cyclical stocks. Unfortunately, we underweighted the Fund's position in industrial metals throughout 1999, averaging under 10% of assets, partly due to the limited number and capitalization of industrial metals stocks available, and also because metals prices were actually declining through midyear.

REAL ESTATE STOCKS endured a difficult 1999 despite the fact that the real estate business has been extremely strong in North America. In the U.S., for example, the real estate business experienced stable occupancies and solid rent growth, leading to strong cash flow growth and growing dividends. Underperformance was not based on underlying fundamentals--it was largely due to the fact that investors continued to view real estate equities as small-capitalization value stocks, a sector they ignored

                         VAN ECK GLOBAL HARD ASSETS FUND

--------------------------------------------------------------------------------

in 1999 as they embraced growth and technology. The NAREIT Equity index declined 4.6% during the year. We began the year with an approximate 30% position in real estate stocks, but reduced this allocation to approximately 17% by year end. Seeing better immediate upside potential in paper stocks given market conditions, we reallocated most of these assets there, a strategy that worked quite well.

PRECIOUS METALS also had a difficult 1999, particularly gold, which ended the year flat after some false starts. The most notable event in the gold market was the European Central Bank (ECB)Washington Agreement at the end of the third quarter in which the European countries agreed to limit gold sales and forward gold sales into the market over the next five years. Since central bank sales had been one of the primary depressants of the gold market in recent years, this announcement was greeted with immediate price rises and general enthusiasm. However, it later became apparent that many gold companies had hedged much of their future gold production forward, expecting continued bullion price weakness. This strategy not only severely reduced expected profit increases from rising gold prices, but jeopardized the solvency of a few particularly aggressive companies. By the end of the year, the metal had also retraced some of its previous gains, ending the year flat, as did gold stocks. The Fund's precious metals position, including stocks and bullion, ranged from 5%-20% of total assets during the year, with the highest emphasis in January and again during the latter half of the year after the ECBWashington Agreement. We ended the year with an approximate 10% weighting.

THE OUTLOOK

The western world's continued strength and Asia's surprisingly strong recovery continue to push global growth to unexpectedly high rates. In fact, there has been a complete reversal of the economic outlook from one of recession and deflation a year ago to one of strong growth and even hints of inflation today. Therefore, as we enter the new millennium, we are optimistic about the prospects for hard assets.

At this time, we particularly favor paper companies as demand increases, pulp prices continue to rise around the world and the industry continues to restructure. However, we are selective in our exposure since certain forest products, such as lumber and other wood products, may be past their peak, while others, such as newsprint, are early in their cycle. Energy stocks offer both a strong commodity story and attractive valuations. Crude oil may not hold at $25 a barrel, but it appears that most energy stocks are discounting oil prices in the teens, a level we do not expect to see again in the near future. We remain selective in terms of the industrial metals sector, as some metals, such as aluminum, have already experienced increases, while others, such as steel, should continue to rebound. Despite strong real estate business fundamentals and attractive valuations, investors continue to favor larger-capitalization growth stocks, and are not willing to pay a premium for the stable income and defensive characteristics that real estate securities offer. Therefore, we remain cautious on this sector, but may increase the allocation if market sentiment turns. Precious metals also offer selective opportunity. The only catalyst to gold would probably be a meaningful weakening of the dollar and, at this time, we are not particularly optimistic on either gold or gold equities. Still, certain metals and related companies, such as platinum and palladium, which tend to have a strong industrial demand base, look promising. We believe the Fund is well positioned to take advantage of these near-term positive market conditions as we enter 2000.

We would like to thank you for your participation in the Van Eck Global Hard Assets Fund, and we look forward to helping you meet your investment needs in the future.


[PHOTOGRAPH OMITTED]                                 [PHOTOGRAPH OMITTED]


/s/ DEREK S. VAN ECK                                 /s/ KEVIN L. REID
--------------------                                 -----------------
DEREK S. VAN ECK                                     KEVIN L. REID
CO-PORTFOLIO                                         CO-PORTFOLIO
MANAGER                                              MANAGER


January 25, 2000

                         VAN ECK GLOBAL HARD ASSETS FUND
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
PERFORMANCE RECORD AS OF 12/31/99
--------------------------------------------------------------------------------
AVERAGE ANNUAL                      AFTER MAXIMUM       BEFORE SALES
TOTAL RETURN                        SALES CHARGE*       CHARGE
--------------------------------------------------------------------------------
A shares--Life (since 11/2/94)         7.78%               9.03%
--------------------------------------------------------------------------------
5 year                                 8.29%               9.57%
--------------------------------------------------------------------------------
1 year                                 9.94%              16.64%
--------------------------------------------------------------------------------
B shares--Life (since 4/24/96)         2.03%               2.76%
--------------------------------------------------------------------------------
1 year                                10.72%              15.72%
--------------------------------------------------------------------------------
C shares--Life (since 11/2/94)         8.74%               8.74%
--------------------------------------------------------------------------------
5 year                                 9.29%               9.29%
--------------------------------------------------------------------------------
1 year                                14.77%              15.77%
--------------------------------------------------------------------------------

THE PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NOT INDICATIVE OF FUTURE RESULTS. Investment return and principal value of an investment in the Fund will vary so that shares, when redeemed, may be worth more or less than their original cost.

The Adviser is currently waiving certain or all expenses on the Fund. Had the Fund incurred all expenses, investment returns would have been reduced.

*A shares: maximum sales charge is 5.75%
 B shares: maximum contingent deferred sales charge is 5.00%
 C shares: 1.00% redemption charge, first year


                              SECTOR WEIGHTINGS+,++
                             AS OF DECEMBER 31, 1999

                              [PIE CHART OMITTED]

               [PIE CHART REPRESENTED BELOW IN ITS PRINTED FORM.]

                   Energy .........................     39.2%
                   Industrial Metals...............     10.1%
                   Precious Metals.................      9.9%
                   Forest Products and Paper.......     24.8%
                   Real Estate.....................     16.5%



                            GEOGRAPHICAL WEIGHTINGS+
                             AS OF DECEMBER 31, 1999

                              [PIE CHART OMITTED]

               [PIE CHART REPRESENTED BELOW IN ITS PRINTED FORM.]


                   Australia.......................      5.9%
                   Canada..........................     22.9%
                   Finland.........................      3.9%
                   United States...................     56.2%
                   Other...........................      6.9%
                   Russia..........................      4.2%


+ Weightings take options positions into account (see "Schedule of Portfolio Investments," p. 30).
++ Does not reflect a negative cash position of 0.5% (see "Other assets less liabilities" in "Schedule of Portfolio Investments", p. 30).

                         VAN ECK GLOBAL HARD ASSETS FUND
                REPRESENTATIVE HOLDINGS AS OF DECEMBER 31, 1999*
--------------------------------------------------------------------------------

EXXON MOBIL CORPORATION
(U.S., 2.8%)

Exxon Mobil operates petroleum and petrochemicals businesses on a worldwide basis. The company's operations include exploration and production of oil and gas, electric power generation, and coal and minerals operations. Exxon Mobil also manufactures and markets fuels, lubes and chemicals.

REYNOLDS METALS COMPANY
(U.S., 2.7%)

Reynolds produces a variety of aluminum, plastic and other products. The company serves customers in the aluminum fabricating, commercial construction, distribution, automotive, packaging and consumer markets.

INTERNATIONAL PAPER COMPANY
(U.S., 2.5%)

International Paper produces printing paper, pack-aging and forest products. The company operates specialty businesses in global markets as well as a broadly based distribution network. International Paper exports its products worldwide.

AK STEEL HOLDING CORPORATION
(U.S., 2.4%)

AK Steel Holding, through its wholly-owned subsidiary, AK Steel Corporation, produces flat rolled carbon steel. The company produces coated, cold rolled and hot rolled carbon steel for the automotive, appliance, construction and manufacturing markets; it also cold rolls and aluminum coats stainless steel for automotive industry customers.

ALBERTA ENERGY COMPANY, LTD.
(CANADA, 2.4%)

Alberta Energy is an oil and gas company. The com-pany explores and produces oil and gas properties, as well as invests in pipelines, natural gas storage and gas liquids processing.

UPM-KYMMENE OYJ
(Finland, 2.4%)

UPM-Kymmene is an international forest products company created from the merger of Kymmene Corporation and Repola Ltd. The company manufactures pulp, publication and fine papers for newspapers and magazines, plywood, timber, packaging and other forest products. UPM-Kymmene operates worldwide.

TALISMAN ENERGY, INC.
(Canada, 2.4%)

Talisman Energy is an independent oil and gas producer. The company has operations in Canada, Indonesia, Sudan and the North Sea. Talisman is also conducting exploration in Algeria and Trinidad.

BOSTON PROPERTIES, INC.
(U.S., 2.2%)

Boston Properties develops, redevelops, acquires, manages, operates and leases office, industrial and hotel properties. The company has a significant presence in the Boston, Washington, D.C., San Francisco and midtown Manhattan real estate markets.

COOPER CAMERON CORPORATION
(U.S., 2.2%)

Cooper Cameron manufactures oil and gas pressure control equipment, including valves, wellheads, chokes, blowout preventers and assembled systems. The company's equipment is used for oil and gas drilling, production and transmission used in onshore, offshore and subsea applications. Cooper also manufactures gas turbines, centrifugal gas and air compressors, and other products.

ST. LAURENT PAPERBOARD, INC.
(CANADA, 1.9%)

St. Laurent Paperboard manufactures, supplies and converts paperboard products worldwide. The company operates mills, converting plants and sales and administrative offices in Canada and the United States.

---------------
*    Portfolio is subject to change.

                         VAN ECK GLOBAL HARD ASSETS FUND
                             PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

These graphs compare a hypothetical $10,000 investment in the Van Eck Global Hard Assets Fund (Classes A, B and C) made at inception with a similar investment in the Ibbotson Hard Assets Index.


                   VAN ECK GLOBAL HARD ASSETS FUND (CLASS A)
                         vs. Ibbotson Hard Assets Index

                              [LINE CHART OMITTED]

              [LINE CHART REPRESENTED BELOW IN ITS PRINTED FORM.]

                               Van Eck Global
                             Hard Assets Fund-A         Ibbotson Hard
                            (with sales charge)(2)       Assets Index
                            -------------------         -------------
Nov-2-94                           9,426                    10,000
Dec-94                             9,322                     9,720
Mar-95                             9,838                     9,880
Jun-95                            10,313                    10,120
Sep-95                            10,670                    10,446
Dec-95                            11,195                    10,689
Mar-96                            12,537                    11,457
Jun-96                            13,459                    11,288
Sep-96                            14,135                    11,315
Dec-96                            16,301                    11,994
Mar-97                            16,323                    11,730
Jun-97                            17,680                    12,106
Sep-97                            21,064                    12,805
Dec-97                            18,631                    10,759
Mar-98                             18174                    11,304
Jun-98                             15794                    10,373
Sep-98                             12671                     9,941
Dec-98                             12623                     9,553
Mar-99                             12794                      9729
Jun-99                             14625                     10963
Sep-99                             14490                     11696
Dec-99                             14723                     12074


--------------------------------------------------------------------------------
                                                                       Since
Average Annual Total Return 12/31/99             1 Year    5 Year    Inception1
--------------------------------------------------------------------------------
VE Global Hard Assets Fund-A (w/o sales charge)  16.64%     9.57%      9.03%
--------------------------------------------------------------------------------
VE Global Hard Assets Fund-A (w/sales charge)(2)  9.94%     8.29%      7.78%
--------------------------------------------------------------------------------
Ibbotson Hard Assets Index                       26.39%     4.43%      3.72%
--------------------------------------------------------------------------------

                   VAN ECK GLOBAL HARD ASSETS FUND (CLASS B)
                         vs. Ibbotson Hard Assets Index

                              [LINE CHART OMITTED]

              [LINE CHART REPRESENTED BELOW IN ITS PRINTED FORM.]

                              Van Eck Global
                            Hard Assets Fund-B          Ibbotson Hard
                           (with sales charge)(2)        Assets Index
                           -------------------          -------------
Apr-24-96                         10,000                    10,000
Jun-96                            10,303                     9,614
Sep-96                            10,825                     9,637
Dec-96                            12,455                    10,216
Mar-97                            12,455                     9,991
Jun-97                            13,477                    10,312
Sep-97                            16,037                    10,906
Dec-97                            14,164                     9,164
Mar-98                            13,801                     9,628
Jun-98                             11976                     8,835
Sep-98                              9599                     8,467
Dec-98                              9553                     8,137
Mar-99                              9664                      8287
Jun-99                             11028                      9337
Sep-99                             10899                      9962
Dec-99                             10755                     10284


--------------------------------------------------------------------------------
                                                                      Since
Average Annual Total Return 12/31/99                 1 Year         Inception1
--------------------------------------------------------------------------------
VE Global Hard Assets Fund-B (w/o sales charge)      15.72%           2.76%
--------------------------------------------------------------------------------
VE Global Hard Assets Fund-B (w/sales charge)(3)     10.72%           2.03%
--------------------------------------------------------------------------------
Ibbotson Hard Assets Index                           26.39%           0.77%


                   VAN ECK GLOBAL HARD ASSETS FUND (CLASS C)
                         vs. Ibbotson Hard Assets Index

                              [LINE CHART OMITTED]

              [LINE CHART REPRESENTED BELOW IN ITS PRINTED FORM.]

                              Van Eck Global
                            Hard Assets Fund-C          Ibbotson Hard
                           (with sales charge)(2)        Assets Index
                           -------------------          -------------

Nov-2-94                          10,000                    10,000
Dec-94                             9,885                     9,720
Mar-95                            10,420                     9,880
Jun-95                            10,914                    10,120
Sep-95                            11,292                    10,446
Dec-95                            11,954                    10,689
Mar-96                            13,387                    11,457
Jun-96                            14,365                    11,288
Sep-96                            15,092                    11,315
Dec-96                            17,354                    11,994
Mar-97                            17,354                    11,730
Jun-97                            18,776                    12,106
Sep-97                            22,338                    12,805
Dec-97                            19,733                    10,759
Mar-98                             19228                    11,304
Jun-98                             16692                    10,373
Sep-98                             13376                     9,941
Dec-98                             13313                     9,553
Mar-99                             13467                      9729
Jun-99                             15361                     10963
Sep-99                             15195                     11696
Dec-99                             15412                     12074


--------------------------------------------------------------------------------
                                                                        Since
Average Annual Total Return 12/31/99             1 Year    5 Year    Inception1
--------------------------------------------------------------------------------
VE Global Hard Assets Fund-C (w/o sales charge)  15.77%     9.29%       8.74%
--------------------------------------------------------------------------------
VE Global Hard Assets Fund-C (w/sales charge)4   14.77%     9.29%       8.74%
--------------------------------------------------------------------------------
Ibbotson Hard Assets Index                       26.39%     4.43%       3.72%
--------------------------------------------------------------------------------


1 INCEPTION DATE FOR THE VAN ECK GLOBAL HARD ASSETS FUND WAS 11/2/94 (CLASS A), 4/24/96 (CLASS B), AND 11/2/94 (CLASS C). Index returns are calculated as of nearest month end.

2 The maximum sales charge is 5.75%.

3 Applicable contingent deferred sales charge taken into account (the maximum is 5.00%).

4 1.00% redemption charge taken into account on total return for one-year time period.

Returns for the Van Eck Global Hard Assets Fund (Classes A, B and C) reflect all recurring expenses and include the reinvestment of all dividends and distributions. Performance does not fully reflect the impact of the Fund's expenses, as they have been fully or partially reimbursed by the Fund's Adviser at certain times since the Fund's inception.

The Ibbotson Hard Assets Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. The Index's performance is not illustrative of the Fund's performance. Indices are not securities in which investments can be made.

The Ibbotson Hard Assets Index is 75% equities of global companies whose primary business is linked to hard assets and 25% commodity futures. The equity component consists of equal weightings of the MSCI Gold Mines, Non-Ferrous Metals, Energy Sources, and Forest Products and Paper Indices, and the National Association of Real Estate Investment Trusts Equity Index. The commodity component consists of equal weightings of the Goldman Sachs Energy, Precious Metals and Industrial Metals Indices.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. Performance data quoted represents past performance; the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

                           VAN ECK GLOBAL LEADERS FUND
--------------------------------------------------------------------------------

Dear Fellow Shareholder:

We are pleased to report that the Van Eck Global Leaders Fund had a total return of 32.83% for the twelve months ended December 31, 1999, substantially outperforming the Morgan Stanley Capital International (MSCI) World Index, which gained 24.93% during the same period. Contributing to the Fund's strong performance was our emphasis on technology stocks and increased weightings to Japan and the emerging markets.

As you know, both the name and investment approach of your Fund were changed, effective May 1, 1999, when the Fund's emphasis was shifted from a balanced portfolio to an equity-oriented one. The Fund is now invested primarily in the leading companies of growth industries around the world. This change proved very beneficial to Fund performance in 1999 as world equities had an outstanding year and world bonds lagged in general.

REVIEW

World equity markets performed exceptionally well in 1999 as most regions either continued their economic expansions or entered a period of strong economic recovery, accompanied by few signs of inflation. With economic growth in the non-U.S. economies in the 2.5%-3% range and earnings growing at double-digit rates, investors began to view the non-U.S. equity markets favorably for the first time in several years. Nineteen ninety-nine was also notable as the year of technology as the sector's stocks emerged as world market leaders.

The U.S. equity market gained 21.9%+ in 1999. This exceptional return masked several disappointments in segments of the market. Technology was the clear market leader with over 75% of the rise in the S&P 500 Index attributed to this sector. Economic growth remained surprisingly strong in this, the ninth year of economic expansion, and was accompanied by surprisingly low inflation. Continued gains in productivity have allowed the U.S. to grow at a high rate with an absence of inflationary pressures. However, given the narrowness of the rise in the market (most gains have been attributable to a small number of stocks), and the positive outlook for rising earnings expectations in the international markets, we have been paring down the Fund's U.S. position. We began the year with a 53% equity weighting to the U.S. market and ended the year with an approximate 40% exposure, while maintaining about 30%-35% of total portfolio assets in U.S. technology and telecommunications stocks.

Continental European markets (up 17.4% in U.S. dollar terms) greeted 1999 with strong optimism about economic recovery and the outlook for the new currency, the euro. This optimism was not shared by the rest of the world, with the recovery slow and the euro continuing to reach new lows during the year. In the second half of the year, signs of economic recovery emerged and, in particular, demand for technology-related shares accelerated. European households own fewer PCs than U.S. households and corporate investment in technology has also lagged behind. Growth in this area is expected to accelerate as the business cycle improves, individual income generation accelerates and an increased emphasis on productivity pervades European corporations. Also positive was increased merger and acquisition activity in 1999, largely a consequence of a more competitive environment with the advent of the euro. This is expected to continue into 2000, along with corporate restructuring, as corporations focus on improving returns in a more competitive global environment. This trend, coupled with improving economic and earnings expectations, should support higher equity prices through the first half of the year. We maintained a consistent weighting of about 20% in Continental Europe throughout 1999, with an emphasis on technology and consumer stocks.

Japan surprised much of the world by turning in gains of 61.5% in 1999, making it one of the best performing equity markets in the world. The market was led primarily by technology and export shares. The economic recovery in Japan has largely been fed by additional economic stimulus by the Japanese government, funded by the issuance of government bonds. This recovery, which has been coupled with the beginnings of deregulation, corporate restructuring, and the sales of "cross shareholdings" (i.e., one company's ownership of another company's equity, the sale of which frees up capital), pushed stock prices higher. We substantially increased the Fund's Japanese position during the year to 21% of assets as the recovery there began to solidify, a position that has benefited Fund performance. Our emphasis on technology stocks further boosted performance, a trend we expect to continue given the anticipated spending in technology investment in this country. Currently, PC diffusion in Japan is half that of the U.S., with Internet usage two years behind. NTT Mobile Communications Network (NTT DoCoMo), one of the Fund's major holdings (3.1% of Fund assets at year end), is a prime example of how quickly Japanese technology companies could again become world leaders. "I-mode," an NTT DoCoMo service, allows users to send e-mail and access the Internet through mobile telephony. Recent positive economic and corporate trends should support double-digit earnings growth this year and Japanese equities should benefit. The Japanese economy will receive a 14 trillion yen stimulus package in 2000, providing a real spending equivalent of approximately 1% of GDP, giving

                           VAN ECK GLOBAL LEADERS FUND
--------------------------------------------------------------------------------

support to the recovery until it becomes self-sustaining. The only risk to this outlook would be a further rise in the Japanese yen leading to an interruption in the economic recovery.

The emerging markets of Latin America and Asia exhibited surprisingly strong economic recoveries. Latin America began the year with the devaluation of the Brazilian real. While tight fiscal policies were expected to lead to sluggish economic growth, the region benefited from the continued strength of its largest trading partner, the U.S., and a sudden rise in commodity prices. Mexico and Brazil recorded gains of 80.2% and 73.0%, respectively, in 1999, contributing to the favorable performance of the Fund. Asian economic growth was powered by a strong resurgence in demand for electronics, which was partially fueled by Japan's recovery. Economic growth in 1999 reached 6% in this region and is expected to remain strong in 2000, reaching approximately 5.5%. We continued to increase the portfolio's weighting to the emerging markets throughout the year to about 7% of total assets by year end.

THE OUTLOOK

As we move into the new millennium, we anticipate another favorable year for equities. Worldwide economic growth is expected to reach 4%. Productivity is improving worldwide as corporations increasingly focus on information technology as a way to enhance corporate profitability. Equities are expected to remain the favored asset class, given the strong earnings outlook and the increasing equity culture that is developing worldwide.

We anticipate that many of the leaders of the past year will lead the market in 2000, namely technology and telecommunications, given a correction in valuations which we expect sometime in the first half. Japan could again be one of the best performing markets, benefiting from its powerful earnings recovery. Japan and the emerging markets will continue to be overweight positions in the Fund, as earnings growth rates in these regions remain the strongest. Additionally, Japan and Asia should continue to benefit from fund flows as investors re-enter these equity markets. The secular (long-term) changes seen earlier in the U.S. and the UK continue to evolve around the world. Changing demographics, the increased use of technology, and industry consolidation and restructuring will be driving forces for financial assets worldwide as we move through the new year.

We would like to thank you for your participation in the Van Eck Global Leaders Fund, and we look forward to helping you meet your investment needs in the future.

[PHOTO OMITTED]        [PHOTO OMITTED]         [PHOTO OMITTED]

/s/ ANNE M. TATLOCK    /s/ SHEILA H. COCO       /s/ E. ALEXANDRA VON STACKELBERG
-------------------    --------------------     --------------------------------
ANNE M. TATLOCK        SHEILA H. COCO           E. ALEXANDRA VON STACKELBERG
GLOBAL STRATEGIST      CO-PORTFOLIO MANAGER     CO-PORTFOLIO MANAGER


January 20, 2000


---------------------
+All market returns are Morgan Stanley Capital International (MSCI)Indices (with net dividends reinvested) in U.S. dollar terms.

                           Van Eck Global Leaders Fund

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
PERFORMANCE RECORD AS OF 12/31/99
--------------------------------------------------------------------------------
AVERAGE ANNUAL                     AFTER MAXIMUM            BEFORE SALES
TOTAL RETURN                       SALES CHARGE*            CHARGE
--------------------------------------------------------------------------------
A shares--Life (since 12/20/93)       13.60%                  14.71%
--------------------------------------------------------------------------------
5 year                                17.56%                  18.95%
--------------------------------------------------------------------------------
1 year                                25.17%                  32.83%
--------------------------------------------------------------------------------
B shares--Life (since 12/20/93)       14.01%                  14.01%
--------------------------------------------------------------------------------
5 year                                18.10%                  18.30%
--------------------------------------------------------------------------------
1 year                                27.27%                  32.27%
--------------------------------------------------------------------------------

THE PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NOT INDICATIVE OF FUTURE RESULTS. Investment return and principal value of an investment in the Fund will vary so that shares, when redeemed, may be worth more or less than their original cost.

The Adviser is currently waiving certain or all expenses on the Fund. Had the Fund incurred all expenses, investment returns would have been reduced.

* A shares: maximum sales charge is 5.75%
  B shares: maximum contingent deferred sales charge is 5.00%


                             GEOGRAPHICAL WEIGHTINGS
                             AS OF DECEMBER 31, 1999


                               [PIE CHART OMITTED]

               [PIE CHART REPRESENTED BELOW IN ITS PRINTED FORM.]


                     United Kingdom................     7.1%
                     Cash Equivalents..............     2.4%
                     Netherlands...................     3.8%
                     Germany.......................     2.0%
                     Finland.......................     2.6%
                     Other.........................    13.1%
                     Italy.........................     3.1%
                     France........................     4.9%
                     United States.................    40.0%
                     Japan.........................    21.0%

                           VAN ECK GLOBAL LEADERS FUND
                REPRESENTATIVE HOLDINGS AS OF DECEMBER 31, 1999*
--------------------------------------------------------------------------------

CISCO SYSTEMS, INC.
(U.S., 3.3%)

Cisco Systems is recognized globally as the leading supplier of products that help to build the Internet and corporate intranets. Cisco sells its products in over 110 countries, with a significant proportion of its sales to Internet business customers. Selling to the "dot-com" companies of the world, Cisco represents a low risk way to invest in the Internet's continued growth.

NTT MOBILE COMMUNICATIONS NETWORK, INC.
(NTT DOCOMO)
(JAPAN, 3.1%)

NTT DoCoMo is the world's largest single-market provider of cellular services, with a customer base of more than 20 million subscribers. Despite Japan's economic problems, subscriber growth continues to be strong and pricing is relatively stable. Earnings growth is expected to average greater than 10% over the next five years.

NOKIA OYJ
(FINLAND, 2.6%)

Nokia is a global leader in the manufacturing and development of wireless telecommunications equipment. The main driver of Nokia's growth is the explosion in use of wireless technology as wireless data transmission emerges. Wireless growth should lead to increased demand for both Nokia's cellular phones and cellular infrastructure equipment. Nokia should continue to grow more rapidly than the overall wireless market, given its product-offering strength.

EMC CORP.
(U.S., 1.9%)

EMC designs intelligent enterprise storage and retrieval systems for the Internet--information access and storage solutions for applications such as online reservation systems, transaction processing, customer billing, Year 2000 compliance, the Internet, corporate intranets, disaster recovery, data mining and data warehousing. EMC has a $60 billion market capitalization and is directly positioned to benefit from Internet growth.

COMPASS GROUP PLC
(UK, 1.5%)

Compass Group is one of the leading international contract caterers, with operations in the UK, U.S., Continental Europe and Scandinavia. Secular growth for the industry is very strong as entities continue to outsource in-house dining services. Compass has made several well-timed acquisitions in the major markets outside of the UK, and is solidly positioned to deliver strong future earnings growth.

DEVELOPMENT BANK OF SINGAPORE, LTD. (DBS)
(SINGAPORE, 1.3%)

DBS is the largest of the big four Singapore banks and controls over one-half of the ATM network in Singapore. DBS has used the strength of Singapore's banking system to build a strong regional franchise, building exposure in Thailand, Hong Kong and the Philippines. Under the leadership of its CEO, John Olds (ex-J.P. Morgan), DBS is carefully integrating its acquisitions and concentrating on improving its return-on-equity. DBS is likely to become the region's second most powerful bank behind HSBC.

TYCO INTERNATIONAL LTD.
(U.S., 1.2%)

Tyco is a diversified manufacturing and service company operating in four segments: Disposable and Specialty Products; Fire and Security Services; Flow Control Products; and Electrical and Electronic Components. Tyco offers superior earnings growth potential in each of these segments, both domestically and internationally, as management has proven its ability to successfully integrate its numerous acquisitions as well as leverage its existing base.

TAKEDA CHEMICAL INDUSTRIES
(Japan, 1.1%)

Takeda is the largest pharmaceutical company in Japan and the 14th largest in the world, with a well-diversified line of drugs in the areas of ulcer, hypertension and diabetes treatments. It stands to benefit from demographic trends in Japan, a restructuring of costs, investments in promising new drug areas, and overseas expansion.

---------------
*    Portfolio is subject to change.

                           VAN ECK GLOBAL LEADERS FUND
                             PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

These graphs compare a hypothetical $10,000 investment in the Van Eck Global Leaders Fund (Classes A and B) made at inception with a similar investment in the Morgan Stanley Capital International World Stock Index.

                     VAN ECK GLOBAL LEADERS FUND (CLASS A)
                           vs. MSCI World Stock Index

                              [LINE CHART OMITTED]

              [LINE CHART REPRESENTED BELOW IN ITS PRINTED FORM.]

                               Van Eck Global
                           Global Leaders Fund-A            MSCI World
                            (with sales charge)(2)          Stock Index
                           ---------------------           -------------

Dec-20-93                          9,426                   $10,000
Mar-94                             9,110                   $10,061
Jun-94                             9,080                   $10,363
Sep-94                             9,357                   $10,585
Dec-94                             9,059                   $10,508
Mar-95                             9,368                   $10,999
Jun-95                             9,938                   $11,468
Sep-95                            10,248                   $12,109
Dec-95                            10,444                   $12,685
Mar-96                             10626                   $13,201
Jun-96                             10890                   $13,583
Sep-96                             11103                   $13,764
Dec-96                             11727                   $14,395
Mar-97                            11,716                   $14,436
Jun-97                            13,142                   $16,609
Sep-97                             13630                   $17,084
Dec-97                            13,459                   $16,664
Mar-98                            14,990                   $19,050
Jun-98                             15484                   $19,437
Sep-98                             14468                   $17,107
Dec-98                             16239                   $20,719
Mar-99                             16419                   $21,459
Jun-99                             16691                   $22,483
Sep-99                             16903                   $22,149
Dec-99                             21570                   $25,886


--------------------------------------------------------------------------------
                                                                        Since
Average Annual Total Return 12/31/99             1 Year      5 Year   Inception1
--------------------------------------------------------------------------------
VE Global Leaders Fund-A (w/o sales charge)      32.83%       18.95%   14.71%
--------------------------------------------------------------------------------
VE Global Leaders Fund-A (w/sales charge)(2)     25.17%       17.56%   13.60%
--------------------------------------------------------------------------------
MSCI World Stock Index                           24.93%       19.76%   17.18%
--------------------------------------------------------------------------------


                     VAN ECK GLOBAL LEADERS FUND (CLASS B)
                           vs. MSCI World Stock Index

                              [LINE CHART OMITTED]

              [LINE CHART REPRESENTED BELOW IN ITS PRINTED FORM.]

                               Van Eck Global
                           Global Leaders Fund-B         MSCI World
                            (with sales charge)(2)       Stock Index
                           ---------------------        -------------
Dec-20-93                         10,000                   $10,000
Mar-94                             9,654                   $10,061
Jun-94                             9,591                   $10,363
Sep-94                             9,864                   $10,585
Dec-94                             9,516                   $10,508
Mar-95                             9,833                   $10,999
Jun-95                            10,424                   $11,468
Sep-95                            10,741                   $12,109
Dec-95                            10,899                   $12,685
Mar-96                            10,069                   $13,201
Jun-96                            11,323                   $13,583
Sep-96                            11,524                   $13,764
Dec-96                            12,152                   $14,395
Mar-97                            12,128                   $14,436
Jun-97                            13,590                   $16,609
Sep-97                            14,074                   $17,084
Dec-97                            13,885                   $16,664
Mar-98                            15,447                   $19,050
Jun-98                             15932                   $19,437
Sep-98                             14879                   $17,107
Dec-98                             16571                   $20,719
Mar-99                             16843                   $21,459
Jun-99                             17109                   $22,483
Sep-99                             17297                   $22,149
Dec-99                             22051                   $25,886

--------------------------------------------------------------------------------
                                                                        Since
Average Annual Total Return 12/31/99             1 Year     5 Year    Inception1
--------------------------------------------------------------------------------
VE Global Leaders Fund-B (w/o sales charge)      32.27%      18.30%    14.01%
--------------------------------------------------------------------------------
VE Global Leaders Fund-B (w/sales charge)(3)     27.27%      18.10%    14.01%
--------------------------------------------------------------------------------
MSCI World Stock Index                           24.93%      19.76%    17.18%
--------------------------------------------------------------------------------

1 INCEPTION DATE FOR THE VAN ECK GLOBAL LEADERS FUND WAS 12/20/93 (CLASSES A AND
B). Index returns are calculated as of nearest month end.

2 The maximum sales charge is 5.75%.

3 Applicable contingent deferred sales charge taken into account (the maximum is 5.00%).

Returns for the Van Eck Global Leaders Fund (Classes A and B) reflect all recurring expenses and include the reinvestment of all dividends and distributions. Performance does not fully reflect the impact of the Fund's expenses, as they have been fully or partially reimbursed by the Fund's Adviser at certain times since the Fund's inception.

The Morgan Stanley Capital International World Stock Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. The Index's performance is not illustrative of the Fund's performance. Indices are not securities in which investments can be made.

The MSCI World Stock Index is a market capitalization-weighted benchmark that tracks the performance of approximately 25 world stock markets. The Index is based on the reinvestment of dividends less any withholding taxes on foreigners who do not benefit from a double taxation treaty ("net dividends"). The Index aims for 60% of the total market capitalization for each market that is represented in the Index. The companies included in the Index replicate the industry composition of each global market. The chosen list of stocks includes a representative sampling of large, medium and small capitalization companies and investment funds are not eligible. Companies with restricted float due to dominant shareholders or cross ownership are avoided.

We will no longer compare the Fund to a global balanced index since the Fund is no longer considered a balanced fund. Effective May 1, 1999, the Van Eck Global Balanced Fund changed its name to the Van Eck Global Leaders Fund and changed its objective from a global balanced fund to a global equity fund. A $10,000 investment in the global balanced index (a composite index made up of 60% MSCI World Stock Index and 40% Salomon Smith Barney World Government Bond Index, rebalanced monthly) on 12/31/98 would have grown to $11,259 by 12/31/99, versus the same investment in the Fund, which would have grown to $12,517 by year end for Class A shares and $13,227 for Class B shares (after sales charges).

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. Performance data quoted represents past performance; the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

                           VAN ECK GOLD/RESOURCES FUND
--------------------------------------------------------------------------------

Dear Fellow Shareholder:

The world's monetary authorities stepped up the rate of credit expansion in general in 1999. The Federal Reserve System increased the adjusted monetary base by some 17%. Consumers, businesses and stock market investors (especially high tech) responded favorably. Fixed income investors were disappointed.

Two big announcements surprised the gold-mining industry last year. In early May, the British Treasury unexpectedly announced its decision to sell 415 tonnes of its gold reserves over "the medium term," thereby cutting the gold portion of its official reserves from about 16.7% to approximately 7%. In spite of favorable statements from pro-gold central banks, including the Federal Reserve, several bullion banks quickly followed the British announcement with a vast producer-hedging program that was supported by increased central bank gold loans. It was reported that producer hedging added 350 tonnes or more to the third quarter supply. This addition to the average global mine output of approximately 645 tonnes per quarter was undoubtedly responsible for the twenty-year low price of $254 an ounce last summer.

The second announcement, possibly the most important event in the gold market in the last 25 years, was the European Central Bank (ECB) Washington Agreement at the end of September. Fifteen European central banks agreed to limit sales of gold from official reserves to a maximum of 2,000 tonnes over the next five years. They also pledged not to increase their gold lending arrangements and derivative operations above current levels for the next five years. They stated that "gold will remain an important element of global monetary reserves." The other major holders of gold in the world--the United States, the International Monetary Fund, the Bank of Japan and the Bank for International Settlements--have all associated themselves with the Agreement. This Agreement represents an unprecedented level of coordination among governments about their gold reserves and reaffirms their unwaivering commitment to gold as the bedrock of their reserves. It will reduce dramatically the scope for rumor and speculation that has been such a damaging feature of the gold market in recent years and will finally put to rest the fear that central banks have abandoned gold as a reserve asset.

The Agreement had an immediate bullish effect on the market, and the price quickly climbed some $80 an ounce. However, several of the mines, which had been overly mesmerized by the fear of lower prices and had put on excessive short hedging positions, faced immediate large unrealized losses. This threat affected the industry and clouded gold mine share prices while an orderly solution to this problem was being worked out.

The price of gold closed the year at $288.50 an ounce, almost exactly where it began. Your Fund's net asset value reached $3.37 a share just before the British announcement and $3.63 a share after the ECB Washington Agreement, but it closed the year at $2.73 a share, with a total return of -10.20% for 1999.

GOLD-MINING SHARES

The tumultuous combination of bullion's decline to twenty-year lows in August and the dramatic rally following the ECB Washington Agreement in September created a difficult environment for producers. The industry panicked as gold declined toward $250, a level at which many companies cannot cover their non-cash costs. To establish a price floor and insure survival, many producers hedged large quantities of gold, which brought an additional 445 tonnes into the market, according to Gold Fields Mineral Services. Several companies entered into speculative hedge contracts that were subject to margin calls and contained derivatives that required the companies to deliver more gold than they could produce at higher prices. When gold suddenly rallied to unexpected heights in September, these companies experienced liquidity crises that placed them on the verge of bankruptcy, even though they remained operationally sound. Investors feared that other hedged companies would face similar liquidity problems. While these fears proved to be unfounded, the share prices of other producers suffered nonetheless. The Canadians were hit especially hard, with Barrick (3.6% of Fund assets at year end) and Placer Dome (7.4% of assets) posting negative returns in 1999, despite the fact that both companies are financially and operationally two of the strongest gold producers in the world. These companies are now working to regain investor confidence by providing fuller disclosure about their hedging strategies. We also have indications that a number of companies will curtail or reduce their levels of hedging in the future, thereby removing a significant source of supply from the market. The beneficiaries of all of this have been Newmont, Gold Fields Limited and Harmony (9.9%, 3.3% and 3.7% of assets, respectively). These companies have gained favor among investors due to a combination of unhedged production, sound management, and a high level of operational leverage to the gold price.

Events in 1999 have shaped a positive outlook for other top holdings in the Fund. We were disappointed with

                           VAN ECK GOLD/RESOURCES FUND

--------------------------------------------------------------------------------

the share performance of Homestake (8.4% of assets), which we believe was due to the disposal of a large block of shares from a Malaysian shareholder. With this "overhang" now gone, we look for the market to reward the company's low cost structure and unhedged leverage to gold. In Australia, Newcrest (6.4% of assets) is running the largest "SAG" mill in the world at the Cadia Hill mine. The company is now ready to apply this new technology to other low-grade/high tonnage operations in Australia. Canadian producer Meridian Gold (8.8% of assets) is set to commission its Chilean El Penon mine, which will nearly double the company's existing production.

Gold-mining companies continued to hold the line on costs during 1999 by mining above-average grades, curtailing high cost production, and gaining operational efficiencies. We estimate that global cash costs will average approximately $200 per ounce in 1999, down from $206 in 1998 and $250 in 1997. Due to low gold prices, exploration spending has been cut to a bare minimum. Without many development projects in the pipeline, the majors have had to rely on mergers and acquisitions for global growth. During 1999, Barrick moved into Tanzania with the acquisition of Sutton, Placer Dome entered into a joint venture with Western Areas of South Africa+, Anglogold (6.1% of assets) bought Acacia of Australia, and Homestake acquired Argentina Gold. The Fund benefited from these corporate activities in 1999, as one of our top holdings was Acacia (6.2% of assets at the time we sold this position), up 14.3% for the year. Investments in Argentina Gold and Sutton also paid off, realizing 32.9% and 75.2%, respectively (0.9% and 2.9% of assets at date of sale). The majors also looked to expand on their home turf, as Placer Dome finalized the Getchell purchase in Nevada, Normandy acquired fellow Australian Great Central, and Gold Fields Limited merged with Driefontein in South Africa.++ Once mines from this latest round of acquisitions are developed and as higher grades are mined out from existing operations, we estimate that newly mined gold production will begin to decline, possibly as soon as the first quarter of 2001.

Apartheid-era restrictions had banned the Gold/Resources Fund from investing in South Africa. In February, the Funds' shareholders voted to allow trading in South African shares beginning May 1, 1999. Since then, we have accumulated a South African position that amounted to 14.0% of the Fund at year end. Nearly half of this is the result of the Anglogold acquisition of Acacia, which was accepted in December. South Africa was the best performing region in 1999.

Restructuring within the South African gold industry is nearly complete and these companies are enjoying a re-rating of their share prices as investors look for better operational performance and expansion outside of Africa.

THE OUTLOOK

THE SHORT-HEDGED GOLD POSITION

A basic imbalance in the gold market, in our opinion, is the estimated 5,000 to 6,000 tonnes of gold leased by certain central banks to big bullion banks on a relatively short-term basis at low rates. The bullion banks borrowed the gold over recent years and sold it on the market, putting constant pressure on the gold price. They either invested the proceeds at LIBOR-related rates and bought gold forward from mines that were afraid of lower prices and wished to lock in future longer-term higher contango prices or they loaned the proceeds to speculative hedge funds. Some central banks thus provided huge amounts of heavily subsidized credit for financial speculation against gold, an important asset on all central bank balance sheets! The mines benefited from the higher contango prices as long as the price of gold was in a stable or declining trend. However, when the trend turns upward, this benefit disappears.

Following the ECB Washington Agreement on gold and the resulting price spike, the mines changed direction and began restructuring and buying back hedged production. In our judgment, producers will continue this policy and more and more choose to deliver against existing hedges and refrain from replacing these positions. This could be a bullish factor in the gold market over the coming years. No one knows when the major gold price trend will turn upward, but when it does, the first phase might carry the price to its historic real purchasing power parity with the consumer price index. The record shows that gold has maintained its value in terms of real purchasing power in the very long run in the major countries of the world. Despite price fluctuations, gold has consistently reverted to its historic real purchasing power parity with other commodities. Using the average purchasing power parity with the basket of goods represented by the CPI since 1913, the price of gold would have to be approximately $342 an ounce today. Taking the last twenty-five year average purchasing power parity with the CPI would give an implied gold price of almost $530 an ounce. Under these circumstances, the bullion banks may have difficulty eventually returning the estimated 5,000 to 6,000 tonnes of leased gold to the central banks.

                           VAN ECK GOLD/RESOURCES FUND
--------------------------------------------------------------------------------

INVESTMENT POLICY

The outlook for the gold price in 2000 (and beyond) will, in our judgment, largely depend on the growth in the investment demand for gold.

Gold today is a default- and currency-risk-free monetary cash asset. Gold's demand for portfolio diversification rests upon investor confidence in monetary and credit stability and investor expectations of returns on equity, property and other assets. History shows that investment demand rises when inflationary expectations accelerate and also when investment conditions lead to the expectation of negative returns on stocks (bear market), a credit contraction, or negative real short-term interest rates.

The Federal Reserve Board has maintained a fluctuating but overall stimulative monetary policy for years. Credit expansion has consistently exceeded real growth. Consequently, total U.S. debt as a ratio to GDP has climbed from approximately 1.5 in 1980 to about 2.7 currently. The annual growth rate of private debt has recently been averaging approximately 10%, compared to the almost 6% annual growth of GDP (in current dollars). Household debt has climbed from 59% of GDP ten years ago to 70% currently. This growth has been supported by the increase in equity and property wealth, but this is vulnerable.

[FIGURES BELOW REPRESENTS CHART IN ITS PRINTED FORM]

             Non-Federal Debt as a % of GDP
Dec-68                  1.11
Mar-69                  1.11
Jun-69                  1.12
Sep-69                  1.13
Dec-69                  1.15
Mar-70                  1.16
Jun-70                  1.17
Sep-70                  1.17
Dec-70                  1.19
Mar-71                  1.16
Jun-71                  1.17
Sep-71                  1.18
Dec-71                  1.19
Mar-72                  1.18
Jun-72                  1.18
Sep-72                  1.19
Dec-72                  1.19
Mar-73                  1.19
Jun-73                  1.21
Sep-73                  1.23
Dec-73                  1.23
Mar-74                  1.25
Jun-74                  1.26
Sep-74                  1.28
Dec-74                  1.28
Mar-75                  1.28
Jun-75                  1.26
Sep-75                  1.23
Dec-75                  1.22
Mar-76                  1.20
Jun-76                  1.21
Sep-76                  1.21
Dec-76                  1.21
Mar-77                  1.21
Jun-77                  1.21
Sep-77                  1.21
Dec-77                  1.23
Mar-78                  1.25
Jun-78                  1.23
Sep-78                  1.24
Dec-78                  1.25
Mar-79                  1.26
Jun-79                  1.28
Sep-79                  1.29
Dec-79                  1.30
Mar-80                  1.31
Jun-80                  1.33
Sep-80                  1.33
Dec-80                  1.31
Mar-81                  1.28
Jun-81                  1.31
Sep-81                  1.31
Dec-81                  1.33
Mar-82                  1.36
Jun-82                  1.37
Sep-82                  1.38
Dec-82                  1.39
Mar-83                  1.39
Jun-83                  1.38
Sep-83                  1.38
Dec-83                  1.39
Mar-84                  1.38
Jun-84                  1.40
Sep-84                  1.43
Dec-84                  1.46
Mar-85                  1.49
Jun-85                  1.51
Sep-85                  1.54
Dec-85                  1.59
Mar-86                  1.60
Jun-86                  1.65
Sep-86                  1.68
Dec-86                  1.72
Mar-87                  1.75
Jun-87                  1.77
Sep-87                  1.78
Dec-87                  1.78
Mar-88                  1.80
Jun-88                  1.81
Sep-88                  1.81
Dec-88                  1.82
Mar-89                  1.83
Jun-89                  1.84
Sep-89                  1.84
Dec-89                  1.86
Mar-90                  1.86
Jun-90                  1.85
Sep-90                  1.87
Dec-90                  1.90
Mar-91                  1.89
Jun-91                  1.89
Sep-91                  1.88
Dec-91                  1.89
Mar-92                  1.87
Jun-92                  1.86
Sep-92                  1.86
Dec-92                  1.85
Mar-93                  1.85
Jun-93                  1.85
Sep-93                  1.86
Dec-93                  1.86
Mar-94                  1.87
Jun-94                  1.86
Sep-94                  1.87
Dec-94                  1.88
Mar-95                  1.89
Jun-95                  1.92
Sep-95                  1.93
Dec-95                  1.94
Mar-96                  1.95
Jun-96                  1.96
Sep-96                  1.98
Dec-96                  1.99
Mar-97                  1.98
Jun-97                  2.00
Sep-97                  2.01
Dec-97                  2.05
Mar-98                  2.08
Jun-98                  2.12
Sep-98                  2.16
Dec-98                  2.19
Mar-99                  2.23
Jun-99                  2.27

Signs are appearing that the U.S. economy is facing a possible cyclical and speculative credit "bubble" as well as a stock market "bubble." Not only has the volume increase of domestic financial debt of 20% in 1998 and the same rate in the first half of 1999 been excessive, but also the quality of this debt is deteriorating. Quality bond spreads on medium-grade corporates, ten-year swaps and emerging market issues have widened over the past year. Moody's Investors Service reported last fall that the level of defaults on bonds globally surged to its highest level since 1991. The ratio of defaults as a proportion of all bonds has been climbing steadily since early 1997 to 5.78%. Bank credit is becoming suspect. The FDIC said recently that bank failures in 1999 were expected to create the biggest losses to the bank-deposit insurance fund since the banking crisis in the early 1990s. Regulators have urged the banks to remain vigilant in their lending standards. The Chairman of the Federal Reserve, Alan Greenspan, recently stated that the huge banks being formed by consolidations created the potential "for unusually large systemic risks in the national and international economy." He warned that lenders could be "underestimating the credit risk of individual loans, based on the market value of assets." He also suggested that investors should take "rare panic periods" into account in their portfolio diversification. He stated, "At a minimum, risk managers need to set aside somewhat higher contingency resources--reserves or capital--to cover the losses that will inevitably emerge from time to time when investors suffer a loss of confidence (bursting of the bubble). These reserves will appear almost all the time to be a sub-optimal use of capital. So do fire insurance premiums."

Global investors who are concerned about dollar risk may turn to gold as a monetary cash asset that is an alternative to Treasury bills. The future dollar quotations continue to sell at discounts from current quotes compared to yen, Deutsche marks, Sterling, and French and Swiss francs. The U.S. current account deficit is forecast to rise from 3.7% of GDP in 1999 to almost 4% in 2000 and 2001, well above the 1980s' peak of 3.4%. The continuous growth in foreign holdings of total privately held U.S. public debt makes the dollar more and more vulnerable. Monetary policy has been more stimulative in the U.S. than in Europe or Japan. Monetary policy in the U.S. is based on targeting low CPI, not asset inflation rates, while in Europe it is based on targeting M3 money supply growth.

We believe in the school of economics which states that every credit expansion must unavoidably lead to a process of readjustment (recession). Although the exact timing is impossible to determine, risk-averse and forward-looking investors may well, under present circumstances, consider gold portfolio diversification. This could add up to a significant growth of total investment demand for gold.

                           VAN ECK GOLD/RESOURCES FUND
--------------------------------------------------------------------------------

We appreciate your participation in the Van Eck Gold/Resources Fund and look forward to helping you meet your investment needs in the future.

[PHOTO OMITTED]             [PHOTO OMITTED]               [PHOTO OMITTED]

/s/ JOHN C. VAN ECK         /s/ JOSEPH M. FOSTER          /s/ SAMUEL S. HEWITT
-------------------         -----------------------       ----------------------
JOHN C. VAN ECK             JOSEPH M. FOSTER              SAMUEL S. HEWITT
CHAIRMAN                    MANAGEMENT TEAM  MEMBER       MANAGEMENT TEAM MEMBER

January 27, 2000

---------------
+ Western Areas of South Africa was not a Fund holding in 1999.

++ Getchell accounted for 7.9% of assets at date of sale; Normandy accounted for 3.6% of assets before we began selling the position, ending the year with 0%; Great Central and Driefontein were not Fund holdings in 1999.

--------------------------------------------------------------------------------
PERFORMANCE RECORD AS OF 12/31/99
--------------------------------------------------------------------------------
                                        AFTER MAXIMUM
AVERAGE ANNUAL                          SALES CHARGE            BEFORE SALES
TOTAL RETURN                            OF 5.75%                CHARGE
--------------------------------------------------------------------------------
Life (since 2/15/86)                     (1.17)%                  (0.75)%
--------------------------------------------------------------------------------
10 year                                  (6.94)%                  (6.38)%
--------------------------------------------------------------------------------
5 year                                  (13.63)%                 (12.59)%
--------------------------------------------------------------------------------
1 year                                  (15.48)%                 (10.20)%
--------------------------------------------------------------------------------

THE PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NOT INDICATIVE OF FUTURE RESULTS. Investment return and principal value of an investment in the Fund will vary so that shares, when redeemed, may be worth more or less than their original cost.


                             GEOGRAPHICAL WEIGHTINGS
                             AS OF DECEMBER 31, 1999


                              [PIE CHART OMITTED]

               [PIE CHART REPRESENTED BELOW IN ITS PRINTED FORM.]


                            Canada ................    41.3%
                            Cash Equivalents.......     0.7%
                            South Africa ..........    14.0%
                            United States .........    28.0%
                            Ghana..................     1.7%
                            Australia..............    14.3%

                           VAN ECK GOLD/RESOURCES FUND
                             PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

This graph compares a hypothetical $10,000 investment in the Van Eck Gold/Resources Fund made ten years ago with a similar investment in the Financial Times Gold Mines Index. lnception date for the Van Eck Gold/Resources Fund was 2/15/86.

                          VAN ECK GOLD/RESOURCES FUND
                      vs. Financial Times Gold Mines Index


                              [LINE GRAPH OMITTED]

            [TABLE BELOW REPRESENTS LINE GRAPH IN ITS PRINTED FORM.]

                    Van Eck
               Gold/Resources Fund       FT Gold Mines
              (with sales charge)1           Index
              --------------------       -------------
Dec-89                9,417                     10000
Mar-90                8,445               8887.091556
Jun-90                7,403                5719.83177
Sep-90                8,057               6493.044322
Dec-90                6,935               5001.617599
Mar-91                6,543               4477.515367
Jun-91                6,792               6693.626658
Sep-91                6,366               5033.969589
Dec-91                6,652                4532.51375
Mar-92                6,438               3911.355548
Jun-92                6,866               2979.618247
Sep-92                6,919               2400.517632
Dec-92                6,352               2067.292138
Mar-93                7,655               4114.105467
Jun-93                10403               6160.239405
Sep-93                 9314               5426.819799
Dec-93                11313               7199.482368
Mar-94                11117               6585.053381
Jun-94                10064               6179.003559
Sep-94                11170               7519.443546
Dec-94                 9546               6392.073763
Mar-95                 9618               6243.351666
Jun-95                 9618               6235.910709
Sep-95                10242                6424.23164
Dec-95                 9957               6190.423811
Mar-96                12098               7551.019088
Jun-96                10813                 6524.3934
Sep-96                10207               5991.070851
Dec-96                10207               5899.547072
Mar-97                 9404               5295.794241
Jun-97                 8333               4506.114526
Sep-97                 8654               4933.840181
Dec-97                 6192               3423.552248
Mar-98                 6709               3704.691038
Jun-98                 5746               3215.334843
Sep-98                 5781               3561.727596
Dec-98                 5424               3023.261081
Mar-99                 4978                 2811.3879
Jun-99                 4818               2863.312844
Sep-99                 5906               3653.477839
Dec-99                 4871               3003.202847


--------------------------------------------------------------------------------
Average Annual Total Return 12/31/99             1 Year     5 Year     10 Year
--------------------------------------------------------------------------------
VE Gold/Resources Fund (w/o sales charge)       (10.20)%   (12.59)%    (6.38)%
--------------------------------------------------------------------------------
VE Gold/Resources Fund (w/sales charge)1        (15.48)%   (13.63)%    (6.94)%
--------------------------------------------------------------------------------
FT Gold Mines Index                              (0.66)%    (14.01)%   (11.32)%
--------------------------------------------------------------------------------

1 The maximum sales charge is 5.75%.

Returns for the Van Eck Gold/Resources Fund reflect all recurring expenses and include the reinvestment of all dividends and distributions.

The Financial Times Gold Mines Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. The Index's performance is not illustrative of the Fund's performance. Indices are not securities in which investments can be made.

The Financial Times Gold Mines Index is a market capitalization-weighted global index of gold-mining shares.

We will no longer compare the Fund to the MSCI Gold Mines Index since that index does not include South Africa. Effective May 1, 1999, the Fund's investment parameters were expanded to include South Africa. A $10,000 investment in the MSCI Gold Mines Index on 12/31/98 would have increased to $10,094 by 12/31/99, versus the same investment in the Fund, which would have declined to $8,452 by year end (after sales charge).

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. Performance data quoted represents past performance; the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

                    VAN ECK INTERNATIONAL INVESTORS GOLD FUND
--------------------------------------------------------------------------------

Dear Fellow Shareholder:

The world's monetary authorities stepped up the rate of credit expansion, in general, in 1999. The Federal Reserve System increased the adjusted monetary base by some 17%. Consumers, businesses and stock market investors (especially high tech) responded favorably. Fixed income investors were disappointed.

Two big announcements surprised the gold-mining industry last year. In early May, the British Treasury unexpectedly announced its decision to sell 415 tonnes of its gold reserves over "the medium term," thereby cutting the gold portion of its official reserves from about 16.7% to approximately 7%. In spite of favorable statements from pro-gold central banks, including the Federal Reserve, several bullion banks quickly followed the British announcement with a vast producer-hedging program that was supported by increased central bank gold loans. It was reported that producer hedging added 350 tonnes or more to the third quarter supply. This addition to the average global mine output of approximately 645 tonnes per quarter was undoubtedly responsible for the twenty-year low price of $254 an ounce last summer.

The second announcement, possibly the most important event in the gold market in the last 25 years, was the European Central Bank (ECB) Washington Agreement at the end of September. Fifteen European central banks agreed to limit sales of gold from official reserves to a maximum of 2,000 tonnes over the next five years. They also pledged not to increase their gold lending arrangements and derivative operations above current levels for the next five years. They stated that "gold will remain an important element of global monetary reserves." The other major holders of gold in the world--the United States, the International Monetary Fund, the Bank of Japan and the Bank for International Settlements--have all associated themselves with the Agreement. This Agreement represents an unprecedented level of coordination among governments about their gold reserves and reaffirms their unwaivering commitment to gold as the bedrock of their reserves. It will reduce dramatically the scope for rumor and speculation that has been such a damaging feature of the gold market in recent years and will finally put to rest the fear that central banks have abandoned gold as a reserve asset.

The Agreement had an immediate bullish effect on the market, and the price quickly climbed some $80 an ounce. However, several of the mines, which had been overly mesmerized by the fear of lower prices and had put on excessive short hedging positions, faced immediate large unrealized losses. This threat affected the industry and clouded gold mine share prices while an orderly solution to this problem was being worked out.

The price of gold closed the year at $288.50 an ounce, almost exactly where it began. Your Fund's net asset value reached $7.30 a share just before the British announcement and $7.37 a share after the Washington Agreement, but it closed the year at $5.73 a share, with a total return of -12.37% for 1999.

GOLD-MINING SHARES

The tumultuous combination of bullion's decline to twenty-year lows in August and the dramatic rally following the ECB Washington Agreement in September created a difficult environment for producers. The industry panicked as gold declined toward $250, a level at which many companies cannot cover their non-cash costs. To establish a price floor and insure survival, many producers hedged large quantities of gold, which brought an additional 445 tonnes into the market, according to Gold Fields Mineral Services. Several companies entered into speculative hedge contracts that were subject to margin calls and contained derivatives that required the companies to deliver more gold than they could produce at higher prices. When gold suddenly rallied to unexpected heights in September, these companies experienced liquidity crises that placed them on the verge of bankruptcy, even though they remained operationally sound. Investors feared that other hedged companies would face similar liquidity problems. While these fears proved to be unfounded, the share prices of other producers suffered nonetheless. The Canadians were hit especially hard, with Barrick (4.1% of Fund assets at December 31) and Placer Dome (7.5% of assets) posting negative returns in 1999, despite the fact that both companies are financially and operationally two of the strongest gold producers in the world. These companies are now working to regain investor confidence by providing fuller disclosure about their hedging strategies. The beneficiaries of all of this have been Newmont, Gold Fields Limited and Harmony (7.5%, 3.3% and 3.4% of assets, respectively). These companies have gained favor among investors due to a combination of unhedged production, sound management, and a high level of operational leverage to the gold price.

Events in 1999 have shaped a positive outlook for other top holdings in International Investors. We were disappointed with the share performance of Homestake (7.9% of assets), which we believe was due to the disposal of a large block of shares from a Malaysian shareholder. With this "overhang" now gone, we look for the market to reward the company's low cost structure and unhedged leverage to gold. In Australia, Newcrest (5.4% of assets) is running the largest "SAG" mill in the world at the Cadia Hill mine. They are now ready to apply this new technology to other low-grade/high tonnage operations in Australia. Canadian producer

                   VAN ECK INTERNATIONAL INVESTORS GOLD FUND
--------------------------------------------------------------------------------

Meridian Gold (4.8% of assets) is set to commission its Chilean El Penon mine, which will nearly double the company's existing production.

Gold-mining companies continued to hold the line on costs during 1999 by mining above-average grades, curtailing high cost production, and gaining operational efficiencies. We estimate that global cash costs will average approximately $200 per ounce in 1999, down from $206 in 1998 and $250 in 1997. Due to low gold prices, exploration spending has been cut to a bare minimum. Without many development projects in the pipeline, the majors have had to rely on mergers and acquisitions for global growth. During 1999, Barrick moved into Tanzania with the acquisition of Sutton, Placer Dome entered into a joint venture with Western Areas of South Africa+, Anglogold (7.9% of assets) bought Acacia of Australia, and Homestake acquired Argentina Gold. The Fund benefited from these corporate activities in 1999, as one of our top holdings was Acacia (3.7% of assets at the time we sold this position), up 14.3% for the year. Investments in Argentina Gold and Sutton also paid off, realizing 32.9% and 75.2%, respectively (0.7% and 0.9% of assets at date of sale). The majors also looked to expand in their home turf, as Placer Dome finalized the Getchell purchase in Nevada, Normandy acquired fellow Australian Great Central, and Gold Fields Limited merged with Driefontein in South Africa.++ Once mines from this latest round of acquisitions are developed and as higher grades are mined out from existing operations, we estimate that newly mined gold production will begin to decline, possibly as soon as the first quarter of 2001.

THE OUTLOOK

THE SHORT-HEDGED GOLD POSITION

A basic imbalance in the gold market, in our opinion, is the estimated 5,000 to 6,000 tonnes of gold leased by certain central banks to big bullion banks on a relatively short-term basis at low rates. The bullion banks borrowed the gold over recent years and sold it on the market, putting constant pressure on the gold price. They either invested the proceeds at LIBOR-related rates and bought gold forward from mines that were afraid of lower prices and wished to lock in future longer-term higher contango prices or they loaned the proceeds to speculative hedge funds. Some central banks thus provided huge amounts of heavily subsidized credit for financial speculation against gold, an important asset in all central bank balance sheets! The mines benefited from the higher contango prices as long as the price of gold was in a stable or declining trend. However, when the trend turns upward, this benefit disappears.

Following the ECB Washington Agreement on gold and the resulting price spike, the mines changed direction and began restructuring and buying back hedged production. In our judgment, producers will continue this policy and more and more choose to deliver against existing hedges and refrain from replacing these positions. This could be a bullish factor in the gold market over the coming years. No one knows when the major gold price trend will turn upward, but when it does, the first phase might carry the price to its historic real purchasing power parity with the consumer price index. The record shows that gold has maintained its value in terms of real purchasing power in the very long run in the major countries of the world. Despite price fluctuations, gold has consistently reverted to its historic real purchasing power parity with other commodities. Using the average purchasing power parity with the basket of goods represented by the CPI since 1913, the price of gold would have to be approximately $342 an ounce today. Taking the last twenty-five year average purchasing power parity with the CPI would give an implied gold price of almost $530 an ounce. Under these circumstances, the bullion banks may have difficulty eventually returning the estimated 5,000 to 6,000 tonnes of leased gold to the central banks.

INVESTMENT POLICY

The outlook for the gold price in 2000 (and beyond) will, in our judgment, largely depend on the growth in the investment demand for gold.

Gold today is a default- and currency-risk-free monetary cash asset. Gold's demand for portfolio diversification rests upon investor confidence in monetary and credit stability and investor expectations of returns on equity, property and other assets. History shows that investment demand rises when inflationary expectations accelerate and also when investment conditions lead to the expectation of negative returns on stocks (bear market), a credit contraction, or negative real short-term interest rates.

The Federal Reserve Board has maintained a fluctuating but overall stimulative monetary policy for years. Credit expansion has consistently exceeded real growth. Consequently, total U.S. debt as a ratio to GDP has climbed from approximately 1.5 in 1980 to about 2.7 currently. The annual growth rate of private debt has recently been averaging approximately 10%, compared to the almost 6% annual growth of GDP (in current dollars). Household debt has climbed from 59% of GDP ten years ago to 70% currently. This growth has been supported by the increase in equity and property wealth, but this is vulnerable.

                    VAN ECK INTERNATIONAL INVESTORS GOLD FUND
-------------------------------------------------------------------------------


[FIGURES BELOW REPRESENTS CHART IN ITS PRINTED FORM]

             Non-Federal Debt as a % of GDP
Dec-68                  1.11
Mar-69                  1.11
Jun-69                  1.12
Sep-69                  1.13
Dec-69                  1.15
Mar-70                  1.16
Jun-70                  1.17
Sep-70                  1.17
Dec-70                  1.19
Mar-71                  1.16
Jun-71                  1.17
Sep-71                  1.18
Dec-71                  1.19
Mar-72                  1.18
Jun-72                  1.18
Sep-72                  1.19
Dec-72                  1.19
Mar-73                  1.19
Jun-73                  1.21
Sep-73                  1.23
Dec-73                  1.23
Mar-74                  1.25
Jun-74                  1.26
Sep-74                  1.28
Dec-74                  1.28
Mar-75                  1.28
Jun-75                  1.26
Sep-75                  1.23
Dec-75                  1.22
Mar-76                  1.20
Jun-76                  1.21
Sep-76                  1.21
Dec-76                  1.21
Mar-77                  1.21
Jun-77                  1.21
Sep-77                  1.21
Dec-77                  1.23
Mar-78                  1.25
Jun-78                  1.23
Sep-78                  1.24
Dec-78                  1.25
Mar-79                  1.26
Jun-79                  1.28
Sep-79                  1.29
Dec-79                  1.30
Mar-80                  1.31
Jun-80                  1.33
Sep-80                  1.33
Dec-80                  1.31
Mar-81                  1.28
Jun-81                  1.31
Sep-81                  1.31
Dec-81                  1.33
Mar-82                  1.36
Jun-82                  1.37
Sep-82                  1.38
Dec-82                  1.39
Mar-83                  1.39
Jun-83                  1.38
Sep-83                  1.38
Dec-83                  1.39
Mar-84                  1.38
Jun-84                  1.40
Sep-84                  1.43
Dec-84                  1.46
Mar-85                  1.49
Jun-85                  1.51
Sep-85                  1.54
Dec-85                  1.59
Mar-86                  1.60
Jun-86                  1.65
Sep-86                  1.68
Dec-86                  1.72
Mar-87                  1.75
Jun-87                  1.77
Sep-87                  1.78
Dec-87                  1.78
Mar-88                  1.80
Jun-88                  1.81
Sep-88                  1.81
Dec-88                  1.82
Mar-89                  1.83
Jun-89                  1.84
Sep-89                  1.84
Dec-89                  1.86
Mar-90                  1.86
Jun-90                  1.85
Sep-90                  1.87
Dec-90                  1.90
Mar-91                  1.89
Jun-91                  1.89
Sep-91                  1.88
Dec-91                  1.89
Mar-92                  1.87
Jun-92                  1.86
Sep-92                  1.86
Dec-92                  1.85
Mar-93                  1.85
Jun-93                  1.85
Sep-93                  1.86
Dec-93                  1.86
Mar-94                  1.87
Jun-94                  1.86
Sep-94                  1.87
Dec-94                  1.88
Mar-95                  1.89
Jun-95                  1.92
Sep-95                  1.93
Dec-95                  1.94
Mar-96                  1.95
Jun-96                  1.96
Sep-96                  1.98
Dec-96                  1.99
Mar-97                  1.98
Jun-97                  2.00
Sep-97                  2.01
Dec-97                  2.05
Mar-98                  2.08
Jun-98                  2.12
Sep-98                  2.16
Dec-98                  2.19
Mar-99                  2.23
Jun-99                  2.27

-------------------------------------------------------------------------------
Signs are appearing that the U.S. economy is facing a possible cyclical and speculative credit "bubble" as well as a stock market "bubble." Not only has the volume increase of domestic financial debt of 20% in 1998 and the same rate in the first half of 1999 been excessive, but also the quality of this debt is deteriorating. Quality bond spreads on medium-grade corporates, ten-year swaps and emerging market issues have widened over the past year. Moody's Investors Service reported last fall that the level of defaults on bonds globally surged to its highest level since 1991. The ratio of defaults as a proportion of all bonds has been climbing steadily since early 1997 to 5.78%. Bank credit is becoming suspect. The FDIC said recently that bank failures in 1999 were expected to create the biggest losses to the bank-deposit insurance fund since the banking crisis in the early 1990s. Regulators have urged banks to remain vigilant in their lending standards. The Chairman of the Federal Reserve, Alan Greenspan, recently stated that the huge banks being formed by consolidations created the potential "for unusually large systemic risks in the national and international economy." He warned that lenders could be "underestimating the credit risk of individual loans, based on the market value of assets." He also suggested that investors should take "rare panic periods" into account in their portfolio diversification. He stated, "At a minimum, risk managers need to set aside somewhat higher contingency resources--reserves or capital--to cover the losses that will inevitably emerge from time to time when investors suffer a loss of confidence (bursting of the bubble). These reserves will appear almost all the time to be a sub-optimal use of capital. So do fire insurance premiums."

Global investors who are concerned about the dollar risk may turn to gold as a monetary cash asset that is an alternative to Treasury bills. The future dollar quotations continue to sell at discounts from current quotes compared to yen, Deutsche marks, Sterling, and French and Swiss francs. The U.S. current account deficit is forecast to rise from 3.7% of GDP in 1999 to almost 4% in 2000 and 2001, well above the 1980s' peak of 3.4%. The continuous growth in foreign holdings of total privately held U.S. public debt makes the dollar more and more vulnerable. Monetary policy has been more stimulative in the U.S. than in Europe or Japan. Monetary policy in the U.S. is based on targeting low CPI, not asset inflation rates, while in Europe it is based on targeting M3 money supply growth.

We believe in the school of economics which states that every credit expansion must unavoidably lead to a process of readjustment (recession). Although the exact timing is impossible to determine, risk-averse and forward-looking investors may well, under present circumstances, consider gold portfolio diversification. This could add up to a significant growth of total investment demand for gold.

We appreciate your participation in the Van Eck International Investors Gold Fund and look forward to helping you meet your investment needs in the future.


[PHOTOGRAPH OMITTED]        [PHOTOGRAPH OMITTED]       [PHOTOGRAPH OMITTED]

/s/ JOHN C. VAN ECK         /s/ JOSEPH M. FOSTER        /s/ SAMUEL S. HEWITT
-------------------         -----------------------     ----------------------
JOHN C. VAN ECK             JOSEPH M. FOSTER            SAMUEL S. HEWITT
CHAIRMAN                    MANAGEMENT TEAM  MEMBER     MANAGEMENT TEAM MEMBER

January 27, 2000

---------------
+ Western Areas of South Africa was not a Fund holding in 1999.

++ Getchell accounted for 8.4% of assets at date of sale; Normandy accounted for 2.1% of assets at year end; Great Central was not a Fund holding in 1999; Driefontein accounted for 0.8% of assets at date of sale.

                    VAN ECK INTERNATIONAL INVESTORS GOLD FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PERFORMANCE RECORD AS OF 12/31/99
--------------------------------------------------------------------------------
                             AFTER MAXIMUM
AVERAGE ANNUAL               SALES CHARGE     BEFORE SALES
TOTAL RETURN                 OF 5.75%         CHARGE
--------------------------------------------------------------------------------
Life (since 2/10/56)           8.55%             8.70%
--------------------------------------------------------------------------------
20 year                        2.08%             2.39%
--------------------------------------------------------------------------------
15 year                       (0.71)%           (0.31)%
--------------------------------------------------------------------------------
10 year                       (8.07)%           (7.52)%
--------------------------------------------------------------------------------
5 year                       (17.40)%          (16.41)%
--------------------------------------------------------------------------------
1 year                       (17.38)%          (12.37)%
--------------------------------------------------------------------------------

THE PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NOT INDICATIVE OF FUTURE RESULTS. Investment return and principal value of an investment in the Fund will vary so that shares, when redeemed, may be worth more or less than their original cost.


                            GEOGRAPHICAL WEIGHTINGS+
                                DECEMBER 31, 1999


                              [PIE CHART OMITTED]

               [PIE CHART REPRESENTED BELOW IN ITS PRINTED FORM.]


                         Australia.................    13.3%
                         South Africa .............    22.7%
                         Canada....................    27.2%
                         Ghana.....................     1.1%
                         United Sates..............    23.9%
                         Cash/Equivalents..........    11.8%



+ Weightings take options positions into account (see "Schedule of Portfolio Investments," p. 34).

                    VAN ECK INTERNATIONAL INVESTORS GOLD FUND
                             PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

This graph compares a hypothetical $10,000 investment in the Van Eck International Investors Gold Fund made ten years ago with a similar investment in the Financial Times Gold Mines Index. Inception date for the Van Eck International Investors Gold Fund was 2/10/56.

                   VAN ECK INTERNATIONAL INVESTORS GOLD FUND
                      vs. Financial Times Gold Mines Index


      [The following table represents a line chart in the printed piece.]


              Van Eck International
               Investors Gold Fund       FT Gold Mines
              (with sales charge)1           Index
             ----------------------       -------------
Dec-89                 9,425                    10000
Mar-90                 8,412              8887.091556
Jun-90                 7,421               5719.83177
Sep-90                 7,645              6493.044322
Dec-90                 6,878              5001.617599
Mar-91                 6,471              4477.515367
Jun-91                 7,521              6693.626658
Sep-91                 6,865              5033.969589
Dec-91                 7,054               4532.51375
Mar-92                 6,461              3911.355548
Jun-92                 6,436              2979.618247
Sep-92                 5,783              2400.517632
Dec-92                 5,003              2067.292138
Mar-93                 6,585              4114.105467
Jun-93                  9158              6160.239405
Sep-93                  8248              5426.819799
Dec-93                 10676              7199.482368
Mar-94                  9674              6585.053381
Jun-94                  9634              6179.003559
Sep-94                 11936              7519.443546
Dec-94                 10565              6392.073763
Mar-95                  9641              6243.351666
Jun-95                  9314              6235.910709
Sep-95                 10151               6424.23164
Dec-95                  9622              6190.423811
Mar-96                 11222              7551.019088
Jun-96                 10045                6524.3934
Sep-96                  9293              5991.070851
Dec-96                  8720              5899.547072
Mar-97                  8215              5295.794241
Jun-97                  7216              4506.114526
Sep-97                  7437              4933.840181
Dec-97                  5581              3423.552248
Mar-98                  5914              3704.691038
Jun-98                  5009              3215.334843
Sep-98                  5239              3561.727596
Dec-98                  4919              3023.261081
Mar-99                  4598                2811.3879
Jun-99                  4523              2863.312844
Sep-99                  5138              3653.477839
Dec-99                  4311              3003.202847


-------------------------------------------------------------------------------
Average Annual Total Return 12/31/99              1 Year     5 Year    10 Year
-------------------------------------------------------------------------------
VE Int'l Investors Gold Fund (w/o sales charge)  (12.37)%   (16.41)%   (7.52)%
-------------------------------------------------------------------------------
VE Int'l Investors Gold Fund (w/sales charge)1   (17.38)%   (17.40)%   (8.07)%
-------------------------------------------------------------------------------
FT Gold Mines Index                               (0.66)%   (14.01)%  (11.32)%
-------------------------------------------------------------------------------

1 The maximum sales charge is 5.75%.

Returns for the Van Eck International Investors Gold Fund reflect all recurring expenses and include the reinvestment of all dividends and distributions.

The Financial Times Gold Mines Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. The Index's performance is not illustrative of the Fund's performance. Indices are not securities in which investments can be made.

The Financial Times Gold Mines Index is a market capitalization-weighted global index of gold-mining shares.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. Performance data quoted represents past performance; the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

                       VAN ECK U.S. GOVERNMENT MONEY FUND
--------------------------------------------------------------------------------

Dear Fellow Shareholder:

The Van Eck U.S. Government Money Fund continues to meet its objectives as an investment that provides a high degree of safety and daily liquidity. It also serves to assist investors who wish to employ our exchange privileges or to use our checkwriting privileges. As of December 31,1999, the Fund's seven-day average yield was 4.35%*, its 30-day average yield was 3.40%, and its total net assets were $97 million.

During the first half of 1999, the yield on three-month Treasury bills averaged 4.75%. Treasury bill rates declined to their lows of 4.25% toward the end of January on the back of flight-to-quality buying that was sparked by the devaluation of the Brazilian real. Three-month bill rates revisited those levels in mid-April and then headed higher as investor nervousness over recent financial market turmoil began to abate. Treasury bill rates rose steadily throughout the rest of 1999 as a robust U.S. economy, a rising stock market, and mounting concern over a potential resurgence in inflationary pressures caused investors to discount the switch to a tightening of monetary policy by the Federal Reserve Board. The Fed began this cycle of tightening by raising the Fed Funds target rate by 25 basis points (0.25%) to 5.00% on June 30. The Fed raised rates another 25 basis points in August and again in November. Bill rates continued to rise through the second half of 1999 as the U.S. economy remained strong and the U.S. equity market continued to reach new highs. Three-month bill rates peaked at a rate of 5.58% on December 21, 1999.

The Fund's investment strategy continues to emphasize safety by investing in short-term U.S. Treasury obligations and repurchase agreements collateralized by U.S. Treasury obligations. These obligations are the most conservative money market investments and offer the highest degree of security since they are backed by the government. Of course, shares of the Fund are not guaranteed by the United States Government and there can be no guarantee that the price of the Fund's shares will not fluctuate.** Repurchase agreements allow us to take advantage of higher yields without significantly increasing risk. The Fund's repurchase agreements are collateralized 102% by U.S. Treasury obligations with maturities of less than five years. In addition, your Fund has possession of the collateral.

We plan to continue our current investment strategy, keeping an equal weighting between U.S. Treasury bills and repurchase agreements over time. However, when repurchase agreements offer an attractive yield pick-up over Treasury bills, we will look to place more emphasis on repurchase agreements.

The Van Eck U.S. Government Money Fund offers daily liquidity and checkwriting privileges, providing the kind of convenient access to cash not available in many other types of investments. The Fund also provides an excellent base from which investors may transfer money into or out of other members of the Van Eck Family of Funds.***

We appreciate your participation in the U.S. Government Money Fund and look forward to helping you meet your investment objectives in the future.


[PHOTOGRAPH OMITTED]


/s/ GREGORY F. KRENZER
----------------------
GREGORY F. KRENZER
PORTFOLIO MANAGER

January 19, 2000

---------------
* Performance data represents past performance and is not indicative of future results.

** There can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.

*** Currently, there is no charge imposed on exchanges or limits as to frequency of exchanges for this Fund. However, shareholders are limited to six exchanges per calendar year for other Van Eck and Van Eck/Chubb Funds. The Funds reserve the right to modify or terminate the terms of the Exchange Privilege.

                                ASIA DYNASTY FUND
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                DECEMBER 31, 1999

NO. OF SHARES  SECURITIES (A)                                     VALUE (NOTE 1)
--------------------------------------------------------------------------------

CHINA: 0.6%
   25,000      Huaneng Power International                           $   264,064
                                                                     -----------
HONG KONG: 17.4%
    75,000    Asia Satellite Telecommunications
                Holdings Ltd.                                            236,862
   570,000    China Everbright Pacific Ltd.                              469,287
   350,000    China Merchants China Direst
                Investments Ltd.                                         288,158
   161,000    China Telecom (Hong Kong) Ltd.+                          1,006,573
   424,000    Cosco Pacific Ltd.                                         351,811
 2,000,000    E-New Media Co. Ltd.                                       977,681
   270,000    Great Eagle Holdings Ltd.                                  479,321
   472,000    Hanny Holdings Ltd.                                        446,285
   573,500    Kerry Properties Ltd.                                      804,162
   275,000    New World Infrastructure Ltd.+                             351,997
 1,500,000    Oriental Union Holdings Ltd.                               175,597
   790,000    Sino Land Co. Ltd.                                         454,782
    50,000    Sino-I.com Ltd.+                                             4,631
   330,000    Wheelock & Co. Ltd.                                        345,983
   113,000    Wing Hang Bank Ltd.                                        386,673
 1,400,000    Yizheng Chemical Fibre Co. Ltd.+                           391,715
 2,000,000    Zhenhai Refining & Chemical Co. Ltd.+                      355,052
                                                                     -----------
                                                                       7,526,570
                                                                     -----------
INDIA: 11.4%
    11,200    Citicorp Securities & Investments                          177,951
     8,000    Dr. Reddy's Laboratories Ltd.                              265,195
    12,000    HCL Technologies Ltd.*+                                    160,000
     4,500    Hindustan Lever Ltd.                                       232,759
    67,500    Hindustan Petroleum Corp. Ltd.                             283,966
    40,000    Housing Development Finance
                Corporation Ltd.                                         262,989
     1,800    Infosys Technologies Ltd.                                  600,672
       400    ITC Ltd.                                                     6,115
     6,950    NIIT Ltd.                                                  529,726
    25,000    Satyam Computer Services Ltd.                            1,287,068
    12,500    Sonata Software Ltd.+                                      606,422
        35    Tata Infotech Ltd.                                             713
    12,644    Videsh Sanchar Nigam Ltd.                                  525,816
                                                                     -----------
                                                                       4,939,392
                                                                     -----------
INDONESIA: 5.6%
   565,554    PT Astra International Warrants
                (expiring 12/31/01)+*                                    263,048
 4,000,000    PT Bank Panin Indonesia                                    386,404
   750,000    PT Bank Panin Indonesia Warrants
                (expiring 7/08/02)+                                       26,297
 2,309,500    PT Bimantara Citra                                         545,356
   177,500    PT Indofood Sukses Makmur Tbk                              222,272
27,600,000    PT Lippo Bank Tbk+                                         987,478
                                                                     -----------
                                                                       2,430,855
                                                                     -----------
MALAYSIA: 7.1%
   280,000    Berjaya Sports Toto Bhd                                    604,218
   420,000    Commerce Asset Holdings Bhd                              1,077,647
   248,000    IOI Properties Bhd                                         558,007
   200,000    MAA Holdings Bhd+                                          389,479
    67,000    Unisem (M) Bhd                                             430,216
                                                                     -----------
                                                                       3,059,567
                                                                     -----------
PHILIPPINES: 1.9%
   115,000    ABS-CBN Broadcasting Corp.                                 142,680
     1,200    Benpres Holdings Corp.+                                      3,600
     3,000    Benpres Holdings Corp. (GDR)                                 9,000
 4,588,000    International Container Systems, Inc.+                     415,538
    10,000    Philippine Long Distance
                Telephone Co.                                            258,750
                                                                     -----------
                                                                         829,568
                                                                     -----------
SINGAPORE: 15.4%
    30,000    Creative Technologies Ltd.                                 543,981
    98,000    Datacraft Asia Ltd.                                        813,400
    55,427    DBS Group Holdings Ltd.                                    908,530
   200,000    JIT Holdings Ltd.                                          696,488
    70,000    Natsteel Electronics Ltd.                                  369,859
   136,000    Pacific Century Regional
                Development Ltd.+                                      1,951,606
   150,000    Singapore Land Ltd.                                        394,476
    25,723    Singapore Press Holdings Ltd.                              557,550
    45,000    Star Cruises PLC                                           459,000
                                                                     -----------
                                                                       6,694,890
                                                                     -----------
SOUTH KOREA: 22.5%
     4,000    Cheil Communications, Inc.                                 302,598
     3,850    Cheil Jedang Corp.                                         444,166
    30,226    Daou Technologies, Inc.                                  1,051,455
    28,261    Haansoft, Inc.+                                          1,309,140
    18,000    Hanaro Telecom, Inc.                                       311,493
    24,000    Housing & Commercial Bank, Korea                           760,898
    37,056    Hyundai Electronics Industries Co.                         786,481
    22,000    Hyundai Motors Co. Ltd.                                    348,745
     6,800    Korea Telecom Corp.                                      1,071,951
    15,000    LG Investment & Securities Co. Ltd.                        254,954
     4,986    Samsung Electronics                                      1,168,011
       550    SK Telecom Co. Ltd.                                      1,971,377
                                                                     -----------
                                                                       9,781,269
                                                                     -----------
TAIWAN: 8.1%
    51,750    Acer, Inc. (GDR)                                           737,438
    63,840    Asustek Computers, Inc.                                    888,972
    34,500    Evergreen Marine Corp.                                     293,250
    18,000    Powerchip Semiconductor Corp.+                             245,250
   146,000    R.O.C. Taiwan Fund+                                      1,231,875
     5,000    Winbond Electronics Corp.+                                 115,625
                                                                     -----------
                                                                       3,512,410
                                                                     -----------
THAILAND: 3.6%
   900,000    Golden Land Property Development PLC+                      330,000
 1,100,000    National Finance & Securities                              462,000
    90,800    Regional Container Line Public Co. Ltd.+                   104,723
   250,000    Regional Container Line Public Co. Ltd."F"+                340,000
    35,000    Shin Corp. PLC+                                            332,266
                                                                     -----------
                                                                       1,568,989
                                                                     -----------
TOTAL STOCKS AND OTHER INVESTMENTS: 93.6%
(Cost: $24,213,875)                                                   40,607,574
                                                                     -----------


                        See Notes to Financial Statements

                                ASIA DYNASTY FUND
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                          DECEMBER 31, 1999 (continued)

NO. OF
CONTRACTS      CALL OPTION PURCHASED: 0.6%                       VALUE (NOTE 1)
--------------------------------------------------------------------------------
SINGAPORE: 0.6%
    25,000    Singapore Airlines Ltd. Zero Strike
                Call Option (expiring 6/08/00)+
                (Cost: $187,767)                                     $   283,699
                                                                     -----------

SHORT-TERM OBLIGATION: 4.0%
PRINCIPAL                                      INTEREST  MATURITY
AMOUNT                                           RATE      DATE
--------------------------------------------------------------------------------

$1,727,000

    Repurchase Agreement (Note 10):
      Purchased on 12/31/99;
      maturity value $1,727,504
      (with State Street Bank & Trust
      Co.; collateralized by $1,835,000
      Federal National Mortgage
      Association Discount Note
      due 8/31/00 with a value of
      $1,761,600)
      (Cost: $1,727,000)                         3.50%     1/03/00     1,727,000
                                                                     -----------

TOTAL INVESTMENTS: 98.2%
(Cost: $26,128,642)                                                   42,618,273

OTHER ASSETS LESS LIABILITIES: 1.8%                                      785,930
                                                                     -----------
NET ASSETS: 100%                                                     $43,404,203
                                                                     ===========

---------------
(a)  Unless otherwise indicated, securities owned are shares of common stock.
 *   Fair value as determined by Board of Trustees.
 +   Non-income producing.

GLOSSARY:
GDR - Global Depositary Receipt
"F" - Foreign Registry


SUMMARY OF                                           % OF
INVESTMENTS                                           NET
BY INDUSTRY                                         ASSETS
-----------                                         ------
Advertising                                          0.7%
Automotive                                           0.8%
Chemicals                                            0.8%
Computer Software & Technology                      18.6%
Conglomerates                                        1.9%
Consumer Products                                    0.5%
Electrical Equipment & Electronics                  15.0%
Engineering & Construction                           1.5%
Entertainment & Leisure                              2.5%
Financial Services & Insurance                      14.6%
Food & Beverages                                     1.5%
Forest Products                                      0.8%
Holding Company                                      1.1%
Investment Funds                                     2.8%
Manufacturing                                        0.9%
Media                                                0.3%
Oil & Gas                                            0.7%
Packaging & Bottling                                 1.0%
Pharmaceuticals                                      0.6%
Publishing                                           1.3%
Real Estate                                          5.9%
Telecommunications                                  17.8%
Transportation                                       2.0%
Utilities                                            0.6%
Short-Term Obligation                                4.0%
Other assets less liabilities                        1.8%
                                                   -----
                                                   100.0%
                                                   =====




                        See Notes to Financial Statements

                             GLOBAL HARD ASSETS FUND
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                DECEMBER 31, 1999

NO. OF SHARES  SECURITIES (A)                                     VALUE (NOTE 1)
--------------------------------------------------------------------------------
AUSTRALIA: 5.9%

INDUSTRIAL METALS: 1.8%
   85,000      WMC Ltd.                                               $  468,848
                                                                      ----------
PRECIOUS METALS: 4.1%
    8,946      Anglogold Ltd.                                            449,391
1,800,000      Gullewa Gold NL+                                           87,466
  315,000      Lihir Gold Ltd.+                                          229,598
  414,000      Normandy Mining Ltd.                                      293,601
   34,154      Osmere NL+                                                  1,166
                                                                      ----------
                                                                       1,061,222
                                                                      ----------
                                                                       1,530,070
                                                                      ----------
BRAZIL: 1.0%

FOREST PRODUCTS AND PAPER: 1.0%
   10,000      Aracruz Celulose S.A. (ADR)                               262,500
                                                                      ----------
CANADA: 22.9%

ENERGY: 9.5%
   20,200      Alberta Energy Co., Ltd.                                  629,066
   12,000      Canadian Natural Resources Ltd.                           292,734
   73,100      Cypress Energy, Inc.+                                     308,588
    7,250      Ensign Resources Service Group, Inc.                      168,080
  160,000      Kappa Energy Company, Inc.                                 47,612
   20,000      NQL Drilling Tools, Inc.+                                  96,886
    8,600      Precision Drilling Corp.+                                 220,208
   24,200      Talisman Energy, Inc.                                     617,979
  333,000      Windsor Energy Corp. (b)(c)+                               89,875
                                                                      ----------
                                                                       2,471,028
                                                                      ----------
FOREST PRODUCTS AND PAPER: 7.1%
   25,000      Abitibi-Consolidated, Inc.                                296,875
   35,000      Canfor Corp.+                                             409,343
   37,500      St. Laurent Paperboard, Inc.+                             499,567
   37,500      Tembec, Inc.+                                             417,820
   35,000      Timberwest Forest Corp.                                   230,104
                                                                      ----------
                                                                       1,853,709
                                                                      ----------
PRECIOUS METALS: 3.2%
   16,500      Barrick Gold Corp.                                        291,844
  707,700      Brazilian Resources, Inc.+                                252,225
   26,000      Placer Dome, Inc.                                         279,500
                                                                      ----------
                                                                         823,569
                                                                      ----------
REAL ESTATE: 3.1%
   25,000      Brookfield Properties Corp.                               262,111
   30,000      Oxford Properties Group, Inc.+                            289,619
   15,000      TrizecHahn Corp.                                          253,125
                                                                      ----------
                                                                         804,855
                                                                      ----------
                                                                       5,953,161
                                                                      ----------
FINLAND: 3.9%

FOREST PRODUCTS AND PAPER: 3.9%
   22,500      Stora Enso Oyj                                            392,396
   15,500      UPM-Kymmene Oyj                                           624,650
                                                                      ----------
                                                                       1,017,046
                                                                      ----------
FRANCE: 0.1%

REAL ESTATE: 0.1%
    3,500      Societe Fonciere Lyonnaise Warrants
                 (expiring 7/30/02)*+                                      1,093
    3,000      Unibail S.A. Warrants
                 (expiring 5/11/04)*+                                     16,624
                                                                      ----------
                                                                          17,717
                                                                      ----------
GREECE: 0.0%

REAL ESTATE: 0.0%
      330      Ktima Kostas Lazaridis S.A.
                 (formerly Lazaridis S.A.)(c)+                             2,817
                                                                      ----------
ITALY: 1.4%

ENERGY: 1.4%
    6,500      Ente Nazionale Idrocaburi
               S.p.A. (ADR)                                              358,313
                                                                      ----------
NETHERLANDS: 1.5%

ENERGY: 1.5%
    6,400      Royal Dutch Petroleum Co.
               (N.Y. Reg. Shares)                                        386,800
                                                                      ----------
NORWAY: 0.3%

ENERGY: 0.3%
    7,000      Stolt Comex Seaway S.A.+                                   77,438
                                                                      ----------
RUSSIA: 4.2%

ENERGY: 4.2%
    1,679      Khanty-Mansiysk Oil Co. (b)(c)+                           797,525
    2,600      Lukoil Holding Corp. (ADR)                                104,780
    2,600      Lukoil Holding Corp. Pfd. (ADR)                            23,837
    7,800      Surgutneftegaz, Inc. (ADR)                                 66,797
    7,800      Surgutneftegaz, Inc. Pfd. (ADR)                           108,447
                                                                      ----------
                                                                       1,101,386
                                                                      ----------
SOUTH AFRICA: 0.7%

FOREST PRODUCTS AND PAPER: 0.7%
   19,000      Sappi Ltd. (ADR)                                          182,875
                                                                      ----------
UNITED KINGDOM: 1.7%

ENERGY: 0.9%
    3,800      BP Amoco PLC (ADR)                                        225,388
                                                                      ----------
INDUSTRIAL METALS: 0.8%
   36,100      Billiton PLC                                              214,377
                                                                      ----------
                                                                         439,765
                                                                      ----------
UNITED STATES: 56.2%

ENERGY: 20.7%
    4,000      Amerada Hess Corp.                                        227,000
    9,500      Anadarko Petroleum Corp.                                  324,188
    6,750      Apache Corp.                                              249,328
    3,000      Atlantic Richfield Co.                                    259,500
    3,500      Chevron Corp.                                             303,188
   12,000      Conoco, Inc.                                              297,000
   11,450      Cooper Cameron Corp.+                                     560,334
   10,000      Ensco International, Inc.                                 228,750
    8,972      Exxon Mobil Corp.                                         722,807
   25,000      Global Marine, Inc.                                       415,625
    4,000      Occidental Petroleum Corp.                                 86,500



                        See Notes to Financial Statements

                             GLOBAL HARD ASSETS FUND
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                          DECEMBER 31, 1999 (continued)


NO. OF SHARES     SECURITIES (A)                                  VALUE (NOTE 1)
--------------------------------------------------------------------------------

UNITED STATES: (continued)

ENERGY: (continued)
      18,400    Ocean Energy, Inc.+                                $    142,600
      10,000    Santa Fe International Corp.                            258,750
       5,000    Schlumberger Ltd.                                       281,250
       5,880    Smith International, Inc.+                              292,163
       4,000    Texaco, Inc.                                            217,250
         968    Transocean Sedco Forex, Inc.                             32,610
       8,000    USX-Marathon Group                                      197,500
      23,000    Vintage Petroleum, Inc.                                 277,436
                                                                   ------------
                                                                      5,373,779
                                                                   ------------
FOREST PRODUCTS AND PAPER: 12.1%
       9,000    Bowater, Inc.                                           488,813
       5,000    Champion International Corp.                            309,688
      11,000    Fort James Corp.                                        301,125
       4,000    Georgia-Pacific Corp.                                   203,000
      11,700    International Paper Co.                                 660,319
      10,000    Plum Creek Timber Co., Inc.                             250,000
      10,000    Smurfit-Stone Container Corp.+                          245,000
       2,000    Temple-Island, Inc.                                     131,875
       4,000    Weyerhaeuser Co.                                        287,250
       6,000    Willamette Industries, Inc.                             278,624
                                                                   ------------
                                                                      3,155,694
                                                                   ------------
INDUSTRIAL METALS: 7.5%
      33,501    AK Steel Holding Corp.                                  632,331
       9,600    Alcan Aluminum Ltd.+                                    395,400
      10,500    Inco Ltd.                                               246,750
       9,020    Reynolds Metals Co.                                     691,158
                                                                    ------------
                                                                      1,965,639
                                                                   ------------
PRECIOUS METALS: 2.6%
      39,000    Homestake Mining Corp.                                  304,688
      11,375    Stillwater Mining Co.+                                  362,578
                                                                   ------------
                                                                        667,266
                                                                   ------------
REAL ESTATE: 13.3%
       8,000    AMB Property Corp.                                      159,500
       4,000    Apartment Investment
                  & Management Co.                                      159,250
      10,000    Bedford Property Investors, Inc.                        170,625
      18,500    Boston Properties, Inc.                                 575,813
      15,000    Brandywine Realty Trust                                 245,625
      10,000    Cornerstone Properties, Inc.                            146,250
      10,000    Crescent Real Estate Equities Co.                       183,750
      10,000    Equity Office Properties Trust                          246,250
       5,000    Equity Residential Properties Trust                     213,438
      20,000    Host Marriott Corp.                                     165,000
      10,200    Kilroy Realty Corp.                                     224,400
       5,000    Macerich Co. (The)                                      104,063
       7,800    Mack-Cali Realty Corp.                                  203,288
      10,000    ProLogis Trust                                          192,500
      10,000    Simon Property Group, Inc.                              229,375
      78,618    Wyndham International, Inc.+                            230,937
                                                                   ------------
                                                                      3,450,064
                                                                   ------------
                                                                     14,612,442
                                                                   ------------
TOTAL STOCKS AND OTHER INVESTMENTS: 99.8%
(Cost: $25,558,470)                                                  25,942,330
                                                                   ------------


NO. OF
CONTRACTS       CALL OPTIONS PURCHASED: 2.3%                      VALUE (Note 1)
--------------------------------------------------------------------------------

         200    Crude Oil (strike price @ $23.25
                  expiring 1/17/00)+                                    504,000
          82    Crude Oil (strike price @ $25.00
                expiring 1/17/00)+                                      104,140
                                                                   ------------
TOTAL CALL OPTIONS PURCHASED: 2.3%
(Cost: $417,454)                                                        608,140
                                                                   ------------
TOTAL INVESTMENTS: 102.1%
(Cost: $25,975,924)                                                  26,550,470
                                                                   ------------

                             OPTIONS WRITTEN: (1.6)%
--------------------------------------------------------------------------------

         200    Crude Oil Call (strike price @
                  $24.25 expiring 1/17/00)+                            (348,000)
         100    Crude Oil Put (strike price @
                  $17.00 expiring 8/22/00)+                             (58,000)
                                                                   ------------

TOTAL OPTIONS WRITTEN: (1.6)%
(Premium received: $349,000)                                           (406,000)
                                                                   ------------

TOTAL INVESTMENTS NET OF OPTIONS WRITTEN: 100.5%
(Cost: $25,626,924)                                                  26,144,470

OTHER ASSETS LESS OTHER LIABILITIES: (0.5)%                            (135,725)
                                                                   ------------
NET ASSETS: 100%                                                   $ 26,008,745
                                                                   ============


 ------------
(a)  Unless otherwise indicated, securities owned are shares of common stock.
(b)  Restricted security, see Note 8.
(c)  Fair value as determined by Board of Trustees.
 +   Non-income producing.
GLOSSARY:
ADR - American Depositary Receipt

SUMMARY OF                                           % OF
INVESTMENTS                                           NET
BY INDUSTRY                                         ASSETS
-----------                                         ------

Energy                                              39.2%
Forest Products and Paper                           24.8%
Industrial Metals                                   10.1%
Precious Metals                                      9.9%
Real Estate                                         16.5%
Other assets less liabilities                       (0.5)%
                                                   -----
                                                   100.0%
                                                   =====


                        See Notes to Financial Statements

                               GLOBAL LEADERS FUND
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                DECEMBER 31, 1999


NO. OF SHARES  SECURITIES (A)                                     VALUE (NOTE 1)
--------------------------------------------------------------------------------

AUSTRALIA: 0.6%
     8,500     Brambles Industries Ltd.                             $    235,111
                                                                    ------------
BRAZIL: 0.6%
     2,000     Telecomunicacoes Brasileiras
                 S.A. (ADR)                                              257,000
                                                                    ------------
DENMARK: 1.2%
     7,100     ISS International Service
                 Systems A.S.                                            477,380
                                                                    ------------
FINLAND: 2.6%
     5,700     Nokia Oyj (Class A)                                     1,033,695
                                                                    ------------
FRANCE: 4.9%
     1,900     Cap Gemini S.A.                                           482,391
     1,300     Castorama Dubois
                 Investissements S.A.                                    395,545
     2,000     Havas Advertising S.A.                                    852,345
     1,500     Total S.A. (Class B)                                      200,241
                                                                    ------------
                                                                       1,930,522
                                                                    ------------
GERMANY: 2.0%
     4,600     Douglas Holding AG                                        198,125
     2,500     Mannesmann AG                                             609,538
                                                                    ------------
                                                                         807,663
                                                                    ------------
GREECE: 0.4%
     5,200     Stet Hellas Telecommunications
                 S.A. (ADR) +                                            158,600
                                                                    ------------
HONG KONG: 1.9%
    32,000     Cheung Kong (Holdings) Ltd.                               406,509
    23,771     HSBC Holdings PLC                                         333,317
                                                                    ------------
                                                                         739,826
                                                                    ------------
IRELAND: 1.1%
    33,956     Bank of Ireland                                           270,264
     5,400     Elan Corp. PLC                                            159,300
                                                                    ------------
                                                                         429,564
                                                                    ------------
ITALY: 3.1%
    60,000     Unicredito Italiano S.p.A                                 294,996
    31,000     Ente Nazionale Idrocaburi
                 S.p.A. (ADR)                                            170,529
    24,000     Mondadori (Arnoldo)
                 Editore S.p.A                                           761,670
                                                                    ------------
                                                                       1,227,195
                                                                    ------------
JAPAN: 21.0%
     2,900     Advantest Corp.                                           765,695
    50,000     Bank of Tokyo-Mitsubishi Bank                             696,264
    18,000     Canon, Inc.                                               714,649
     4,100     Circle K Japan Co. Ltd.                                   167,993
        40     East Japan Railway                                        215,529
    33,000     Fuji Bank Ltd.                                            320,448
    42,000     Hitachi Ltd.                                              673,577
     1,000     Keyence Corp.                                             405,828
    43,000     Komatsu Ltd.                                              197,633
        32     NTT Mobile Communications
                 Network, Inc.                                         1,229,806
     1,000     Rohm Co.                                                  410,718
    18,000     Sharp Corp.                                               460,297
     1,600     Sony Corp.(ADR)                                           455,600
     2,000     Sony Corp.                                                592,607
     9,000     Takeda Chemical Industries                                444,455
     4,000     TDK Corp.                                                 551,926
                                                                    ------------
                                                                       8,303,025
                                                                    ------------
MEXICO: 1.5%
    93,000     Cifra S.A. de C.V.                                        185,912
    10,500     Coca-Cola Femsa S.A. (ADR)                                184,406
     3,000     Grupo Televisa S.A. (ADR)                                 204,750
                                                                    ------------
                                                                         575,068
                                                                    ------------
NETHERLANDS: 3.8%
     4,000     Equant N.V.+                                              454,181
    10,166     Nutreco Holdings N.V.                                     313,925
     2,800     St. Microelectronics                                      431,049
     2,300     United Pan-Europe Communications N.V.+                    294,291
                                                                    ------------
                                                                       1,493,446
                                                                    ------------
PORTUGAL: 0.5%
    11,400     Telecel-Comunicacoes Pessoasis S.A.                       198,814
                                                                    ------------
SINGAPORE: 1.7%
    18,000     Datacraft Asia Ltd.                                       149,400
    31,401     Development Bank of Singapore, Ltd.                       514,709
                                                                    ------------
                                                                         664,109
                                                                    ------------
SOUTH KOREA: 0.3%
     3,200     Pohang Iron & Steel                                       112,000
                                                                    ------------
SWEDEN: 1.3%
    11,000     Electrolux AB                                             276,619
    13,000     Securitas AB                                              235,255
                                                                    ------------
                                                                         511,874
                                                                    ------------
SWITZERLAND: 0.6%
        80     Julius Baer Holding Ltd.                                  241,906
                                                                    ------------
TAIWAN: 1.4%
    12,273     Taiwan Semiconductors
               Manufacturing Co.+                                        552,285
                                                                    ------------
UNITED KINGDOM: 7.1%
     3,000     Alliance Unichem PLC                                       20,000
    11,082     British Aerospace PLC                                      72,982
    20,868     BP Amoco PLC                                              210,724
     4,000     Colt Telecom Group PLC+                                   205,175
    42,200     Compass Group PLC                                         580,412
    13,000     Dixons Group PLC                                          313,426
    12,052     Glaxo Wellcome PLC                                        342,444
    23,000     Hays PLC                                                  367,513
    18,129     Misys PLC                                                 281,905
    80,530     Vodafone Group PLC                                        397,472
                                                                    ------------
                                                                       2,792,053
                                                                    ------------
UNITED STATES: 40.0%
     7,500     ADC Telecommunications, Inc.                              544,219
     2,500     American Express Co.                                      415,625
     4,500     American International Group, Inc.                        486,563
     7,000     America Online, Inc.+                                     528,063
     8,000     Cardinal Health, Inc.                                     383,000
     9,000     CBS Corp.                                                 575,438
    12,000     Cisco Systems, Inc.                                     1,285,500
     5,000     Clear Channel Communications, Inc.                        446,250


                           See Notes to Financial Statements

                               GLOBAL LEADERS FUND
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                          DECEMBER 31, 1999 (CONTINUED)

NO. OF SHARES   SECURITIES (A)                                    VALUE (Note 1)
--------------------------------------------------------------------------------

UNITED STATES: (continued)
  12,000        Coastal Corp.                                         $  425,250
   6,000        Dayton Hudson Corp.                                      440,625
   7,000        EMC Corp.                                                764,750
   5,600        Exxon Mobil Corp.                                        451,150
   7,000        Federal National Mortgage Association                    437,063
   4,300        General Electric Co.                                     665,425
   7,500        Home Depot, Inc.                                         514,219
   5,625        Honeywell International, Inc.                            324,492
   6,900        Intel Corp.                                              567,956
   4,000        International Business Machines Corp.                    432,000
   1,600        JDS Uniphase Corp.                                       258,100
   4,500        Lexmark International                                    407,250
   7,000        Lucent Technologies, Inc.                                523,688
  14,000        Masco Corp.                                              355,250
   7,931        MCI WorldCom, Inc.                                       420,812
   8,000        Merck & Co., Inc.                                        536,500
   5,000        Microsoft Corp.                                          583,750
   4,000        Procter & Gamble Co.                                     438,250
   5,200        QUALCOMM, Inc.+                                          916,500
   7,400        Schlumberger Ltd.                                        416,250
   7,000        Solectron Corp.+                                         665,875
   2,200        StarMedia Network, Inc.+                                  88,138
   1,433        Transocean Secod Forex, Inc.                              48,262
  12,000        Tyco International Ltd.                                  466,500
                                                                      ----------
                                                                      15,812,713
                                                                     -----------
TOTAL STOCKS: 97.6%
(Cost: $22,363,495)                                                   38,553,849
                                                                     -----------

SHORT-TERM OBLIGATION: 1.8%


PRINCIPAL                                  INTEREST   MATURITY
AMOUNT                                       RATE       DATE
--------------------------------------------------------------------------------
$724,000
    Repurchase Agreement (Note 10):
      Purchased on 12/31/99; maturity
      value $724,070 (with State Street
      Bank & Trust Co.; collateralized
      by $740,000 Federal National
      Mortgage Association Discount
      Note 6.195% due 12/27/00
      with a value of $738,758)
      (Cost: $724,000)                       3.50%   1/03/00            724,000
                                                                    -----------
TOTAL INVESTMENTS:  99.4%
(Cost: $23,087,495)                                                  39,277,849

OTHER ASSETS LESS LIABILITIES: 0.6%                                     234,233
                                                                    -----------
NET ASSETS: 100%                                                    $39,512,082
                                                                    ===========

---------------
(a) Unless otherwise indicated, securities owned are shares of common stock. + Non-income producing.
GLOSSARY:
ADR - American Depositary Receipt


SUMMARY OF                                           % OF
INVESTMENTS                                           NET
BY INDUSTRY                                         ASSETS
-----------                                         ------
Advertising                                          2.2%
Aerospace & Defense                                  0.2%
Banks                                                6.5%
Beverages                                            0.5%
Broadcast Media                                      1.6%
Building & Construction                              1.4%
Commercial Services                                  1.2%
Communications                                       1.1%
Computer Services                                    8.0%
Diversified                                          1.5%
Drug & Healthcare                                    1.6%
Electronic Data Processing,
  Office Equipment & Supplies                        6.5%
Electronics & Electrical Equipment                  11.1%
Financial Services                                   2.9%
Food Services                                        0.8%
Food & Household Products                            2.4%
Holding Companies                                    3.3%
Insurance                                            1.2%
Machinery                                            1.6%
Manufacturing                                        1.2%
Medical Products & Supplies                          0.9%
Natural Gas-Pipelines                                1.1%
Office Equipment                                     1.8%
Oil (Integrated/Services & Products)                 3.3%
Pharmaceuticals                                      2.3%
Publishing & Broadcasting                            1.9%
Railroads                                            0.5%
Real Estate                                          1.0%
Restaurants                                          1.5%
Retail                                               5.6%
Semiconductors                                       3.9%
Steel                                                0.3%
Telecommunications                                  16.7%
Short-Term Obligation                                1.8%
Other assets less liabilities                        0.6%
                                                   -----
                                                   100.0%
                                                   =====



                        See Notes to Financial Statements

                               GOLD/RESOURCES FUND
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                DECEMBER 31, 1999

NO. OF SHARES
PRINCIPAL AMOUNT   SECURITIES (A)                                 VALUE (Note 1)
--------------------------------------------------------------------------------

AUSTRALIA: 14.3%
   1,087,189    Delta Gold NL                                      $  1,659,824
   1,871,381    Lihir Gold Ltd.+                                      1,364,015
     737,215    Newcrest Mining Ltd.+                                 2,517,280
     500,000    Red Back Mining NL                                       91,931
                                                                   ------------
                                                                      5,633,050
                                                                   ------------
CANADA: 41.3%
     166,800    Agnico-Eagle Mines Ltd.                               1,230,150
      80,117    Barrick Gold Corp.                                    1,417,069
   1,600,000    Business Development Bank of Canada
                  Gold Linked Note,
                  2.50% due 12/06/00 (c)                              1,418,544
     200,000    Claude Resources, Inc.                                  124,567
     174,700    Cumberland Resources+                                   217,619
      44,200    Francisco Gold Corp.+                                   178,941
      97,852    Franco Nevada Mining Corp. Ltd.                       1,499,945
     291,600    Geomaque Explorations Ltd.                              106,954
     172,600    Goldcorp, Inc. (Class A)+                               992,450
     182,000    IAMGOLD, International African+                         409,343
     155,000    Manhattan Minerals+                                     563,149
     511,200    Meridian Gold, Inc.+                                  3,466,962
     271,245    Placer Dome, Inc.                                     2,915,884
     416,200    Richmont Mines, Inc.+                                   609,179
     239,800    Romarco Minerals, Inc.                                  162,633
     100,000    Teck Corp. (Class A)                                    941,176
      27,000    TVX Gold, Inc.+                                          21,938
                                                                   ------------
                                                                     16,276,503
                                                                   ------------
GHANA: 1.7%
     236,000    Ashanti Goldfields Co. Ltd.
                  (Sponsored GDR)                                       619,500
      30,191    Ashanti GSM Ltd. (Series C)                              58,692
                                                                   ------------
                                                                        678,192
                                                                   ------------
SOUTH AFRICA: 14.0%
      47,775    Anglogold Ltd.                                        2,399,916
     479,400    Avgold Ltd.                                             331,427
     272,000    Gold Fields Ltd.                                      1,316,307
     229,800    Harmony Gold Mining Co.                               1,476,551
                                                                   ------------
                                                                      5,524,201
                                                                   ------------
UNITED STATES: 28.0%
      16,700    AK Steel Holding Corp.                                  315,213
     187,972    Battle Mountain Canada, Inc.
                  (Exchangeable Shares)                                 387,692
      56,300    Battle Mountain Gold Co. (Class A)                      116,119
     228,700    Crown Resources Corp. +                                 428,813
      28,000    Freeport McMoran Copper & Gold, Inc.                    591,500
     384,000    Glamis Gold Ltd.+                                       696,000
     100,000    Hecla Mining Co. +                                      156,250
     424,101    Homestake Mining Co.                                  3,313,289
     159,000    Newmont Mining Corp.                                  3,895,500
      60,000    Ocean Energy, Inc. +                                    465,000
   1,000,000    Piedmont Mining Co., Inc. (b)+                           80,000
      17,750    Stillwater Mining Co. +                                 565,781
                                                                   ------------
                                                                     11,011,157
                                                                   ------------
TOTAL STOCKS AND OTHER INVESTMENTS: 99.3%
(Cost: $37,694,691)                                                  39,123,103
                                                                   ------------

SHORT-TERM OBLIGATION: 1.5%

PRINCIPAL                                     INTEREST  MATURITY       VALUE
AMOUNT                                          RATE      DATE        (NOTE 1)
--------------------------------------------------------------------------------
$ 589,000
   Repurchase Agreement (Note 10):
     Purchased on 12/31/99; maturity
     value $589,172 (with State Street
     Bank & Trust Co.; collateralized
     by $605,000 Federal Home Loan
     Bank 5.685% due 8/12/02 with a
     value of $603,488)
     (Cost: $589,000)                           3.50%    1/03/00   $    589,000
                                                                   ------------
TOTAL INVESTMENTS: 100.8%
(Cost: $38,283,691)                                                  39,712,103
OTHER ASSETS LESS LIABILITIES: (0.8)%                                  (323,245)
                                                                   ------------
NET ASSETS: 100%                                                   $ 39,388,858
                                                                   ============


---------------
(a)  Unless otherwise indicated, securities owned are shares of common stock.
(b)  Affiliated company. See Schedule of Affiliated Company Transactions
     (Note 9).
(c)  Structured note. See Note 1.
 +   Non-income producing.


SUMMARY OF                                           % OF
INVESTMENTS                                           NET
BY INDUSTRY                                         ASSETS
-----------                                         ------
Copper                                               1.5%
Diversified                                          0.3%
Gold & Silver                                       93.5%
Mining-Diversified                                   0.6%
Oil & Gas Exploration                                1.2%
Platinum/Palladium/Rhodium                           1.4%
Steel                                                0.8%
Short-Term Obligation                                1.5%
Other assets less liabilities                       (0.8)%
                                                   -----
                                                   100.0%
                                                   =====


                        See Notes to Financial Statements

                        INTERNATIONAL INVESTORS GOLD FUND
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                DECEMBER 31,1999


NO. OF SHARES     SECURITIES (A)                                  VALUE (Note 1)
--------------------------------------------------------------------------------
AUSTRALIA: 13.3%
   2,837,400      Delta Gold N.L.                                   $  4,331,891
   7,582,102      Lihir Gold Ltd.+                                     5,526,454
   2,670,750      Newcrest Mining Ltd.                                 9,119,490
   5,044,941      Normandy Mining Ltd.                                 3,577,781
                                                                    ------------
                                                                      22,555,616
                                                                    ------------
CANADA: 26.9%
     192,300      Agnico-Eagle Mines Ltd.                              1,418,213
     393,871      Barrick Gold Corp.                                   6,966,593
   6,400,000      Business Development Bank of Canada
                    Gold Linked Note,
                    2.50% due 12/06/00 (c)                             5,674,176
     404,864      Franco Nevada Mining Corp.                           6,206,047
     197,000      Geomaque Explorations Ltd.                              72,256
     254,300      GoldCorp, Inc. (Class A)+                            1,462,225
     250,000      Manhattan Minerals Corp+                               908,305
   1,206,500      Meridian Gold, Inc.+                                 8,182,491
   1,120,275      Placer Dome, Inc.                                   12,042,956
     350,000      Richmont Mines, Inc.+                                  512,284
     111,500      Romarco Minerals, Inc.                                  75,619
     180,000      Teck Corp. (Class A)                                 1,694,118
     146,000      TVX Gold, Inc.+                                        118,625
                                                                    ------------
                                                                      45,333,908
                                                                    ------------
GHANA: 1.1%
     687,400      Ashanti Goldfields Co. Ltd.
                  (Sponsored GDR)                                      1,804,425
                                                                    ------------
SOUTH AFRICA: 22.7%
      76,957      Anglo American Platinum Corp. (ADR)                  2,327,949
   4,630,755      Avgold Ltd.                                          3,201,417
     153,509      Anglogold Ltd.                                       5,256,117
     162,400      Anglogold Ltd.(ADR)                                  8,157,957
   1,240,862      Gold Fields Ltd. (ADR)                               5,622,656
     847,226      Gold Fields of South Africa Ltd.                     4,100,036
     901,140      Harmony Gold Mining Co. Ltd.                         5,725,142
     101,000      Impala Platinum Holdings Ltd. (ADR)                  4,065,250
                                                                    ------------
                                                                      38,456,524
                                                                    ------------
UNITED STATES: 23.6%
     111,700      AK Steel Holding Corp.                               2,108,338
     222,700      Battle Mountain Gold Co.+                              459,319
     230,000      Freeport McMoran Copper & Gold, Inc.                 4,858,750
   1,000,000      Glamis Gold Ltd.+                                    1,812,500
   1,650,939      Homestake Mining Co.                                12,897,961
     515,000      Newmont Mining Corp.                                12,617,500
     220,000      Ocean Energy, Inc.+                                  1,705,000
   1,270,000      Piedmont Mining Co., Inc. (b)+                         101,600
     105,000      Stillwater Mining Co.+                               3,346,874
                                                                    ------------
                                                                      39,907,842
                                                                    ------------
TOTAL STOCKS AND OTHER INVESTMENTS: 87.6%
(Cost: $133,359,776)                                                 148,058,315
                                                                    ------------

NO. OF
CONTRACTS          CALL OPTIONS PURCHASED: 0.6%                   VALUE (Note 1)
--------------------------------------------------------------------------------
CANADA: 0.3%
       500,000    Placer Dome, Inc. (strike price @
                    $10.00 expiring 1/22/00)+                         $  562,500
                                                                    ------------
UNITED STATES: 0.3%
       800,000    Homestake Mining Co.
                   (strike price @ $7.50 expiring
                   1/22/00)+                                             500,000
                                                                    ------------
TOTAL CALL OPTIONS PURCHASED: 0.6%
(Cost: $2,807,750)                                                     1,062,500
                                                                    ------------
TOTAL INVESTMENTS: 88.2%
(Cost: $136,167,526)                                                 149,120,815
OTHER ASSETS LESS LIABILITIES: 11.8%                                  19,924,174
                                                                    ------------
NET ASSETS: 100%                                                    $169,044,989
                                                                    ============

--------------
(a)  Unless otherwise indicated, securities owned are shares of common stock.
(b)  Affiliated company. See Schedule of Affiliated Company Transactions
     (Note 9).
(c)  Structured note. See Note 1.
 +   Non-income producing.
GLOSSARY:
ADR - American Depositary Receipt

SUMMARY OF                                          % OF
INVESTMENTS                                          NET
BY INDUSTRY                                        ASSETS
-----------                                        ------
Copper                                               2.9%
Gold & Silver                                       78.1%
Oil & Gas Exploration                                1.6%
Platinum/Palladium/Rhodium                           4.4%
Steel                                                1.2%
Other assets less liabilities                       11.8%
                                                   -----
                                                   100.0%
                                                   =====



                        See Notes to Financial Statements

                           U.S. GOVERNMENT MONEY FUND
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                DECEMBER 31, 1999

                                     ANNUALIZED YIELD
                                        AT TIME OF
 PRINCIPAL             MATURITY        PURCHASE OR            VALUE
 AMOUNT                  DATE          COUPON RATE           (NOTE 1)
--------------------------------------------------------------------------------
U.S. TREASURY BILLS: 114.8%

$ 20,000,000           1/30/00            5.27            $ 19,964,867
  22,400,000           1/20/00            4.25              22,349,756
  25,000,000           2/03/00            4.25              24,902,604
  20,000,000           3/02/00            4.99              19,830,894
  25,000,000           3/09/00            4.87              24,770,028
                                                          ------------

TOTAL U.S. TREASURY BILLS: 114.8%
(Amortized Cost: $111,818,149)                             111,818,149
                                                          ------------

SHORT-TERM OBLIGATION: 11.5%



PRINCIPAL                             INTEREST     MATURITY
AMOUNT                                  RATE         DATE
--------------------------------------------------------------------------------
$11,205,000
    Repurchase Agreement (Note 10):
      Purchased on 12/31/99;
      maturity value $11,206,089
      (with State Street Bank and
      Trust Co.; collateralized by
      $11,330,000 U.S. Treasury
      Notes 6.50% due 5/31/01
      with a value of $11,433,858)
      (Cost: $11,205,000)              3.50%        1/03/00         11,205,000
                                                                 -------------

TOTAL INVESTMENTS: 126.3%
(Cost: $123,023,149)                                               123,023,149
OTHER ASSETS LESS LIABILITIES: (26.3)%                             (25,579,940)
                                                                 -------------
NET ASSETS: 100%                                                  $ 97,443,209
                                                                 =============




                        See Notes to Financial Statements

VAN ECK FUNDS
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1999

                                                                                   ASIA DYNASTY                  GLOBAL HARD ASSETS
                                                                                      FUND                              FUND
                                                                                  ------------                   ------------------
ASSETS:
Investments at cost .................................................             $ 26,128,642                      $ 25,975,924
                                                                                  ============                      ============
Investments at value (Note 1) .......................................             $ 42,618,273                      $ 26,550,470
Cash and foreign currency ...........................................                  623,108                                --
Cash--initial margin ................................................                  323,229                           138,990
Receivables:
  Capital shares sold ...............................................                2,617,664                            40,240
  Due from broker (Note 11) .........................................                  139,580                            25,570
  Interest and dividends ............................................                   11,855                            45,809
Deferred organization costs and other assets (Note 1) ...............                       --                            80,864
                                                                                  ------------                      ------------
    Total assets ....................................................               46,333,709                        26,881,943
                                                                                  ------------                      ------------
LIABILITIES:
Payables:
  Due to custodian ..................................................                       --                            19,396
  Line of Credit (Note 13) ..........................................                       --                           200,000
  Securities purchased ..............................................                  273,073                             2,817
  Dividends payable .................................................                1,983,434                                --
  Foreign taxes .....................................................                  467,386                                --
  Options written (premiums received $349,000) (Note 3) .............                       --                           406,000
  Capital shares redeemed ...........................................                  117,926                           159,092
  Due to Adviser (Note 2) ...........................................                    4,412                             4,583
  Accounts payable ..................................................                   60,014                            66,033
  Due to Trustees (Note 7) ..........................................                       --                               621
  Due to distributor (Note 4) .......................................                   23,226                            14,656
Unrealized depreciation on open forward foreign currency
  contracts (Note 6) ................................................                       35                                --
                                                                                  ------------                      ------------
    Total liabilities ...............................................                2,929,506                           873,198
                                                                                  ------------                      ------------
NET ASSETS ..........................................................             $ 43,404,203                      $ 26,008,745
                                                                                  ============                      ============
CLASS A SHARES+:

Net assets ..........................................................             $ 31,384,768                      $ 17,756,602
                                                                                  ============                      ============
Shares outstanding ..................................................                2,149,887                         1,478,810
                                                                                  ============                      ============
Net asset value and redemption price per share ......................                   $14.60                            $12.01
                                                                                  ============                      ============
Maximum offering price per share
  (NAV/(1--maximum sales commission)) ...............................                   $15.49                            $12.74
                                                                                  ============                      ============
CLASS B SHARES:

Net assets ..........................................................             $ 12,019,435                      $  5,029,108
                                                                                  ============                      ============
Shares outstanding ..................................................                  864,781                           418,968
                                                                                  ============                      ============
Net asset value, maximum offering and redemption price per share
  (Redemption may be subject to a contingent deferred sales charge
  within the first six years of ownership) ..........................                   $13.90                            $12.00
                                                                                  ============                      ============
CLASS C SHARES:

Net assets ..........................................................                       --                      $  3,223,035
                                                                                  ============                      ============
Shares outstanding ..................................................                       --                           267,769
                                                                                  ============                      ============
Net asset value, maximum offering and redemption price per share
  (Redemption may be subject to a contingent deferred sales charge
  within the first year of ownership) ...............................                       --                            $12.04
                                                                                  ============                      ============
Net assets consist of:
  Aggregate paid in capital .........................................             $ 27,316,505                      $ 39,352,403
  Unrealized appreciation of investments, options, swaps,
    futures forward foreign currency contracts and foreign currencies               16,160,846                           543,193
  Undistributed (overdistributed) net investment income (loss) ......                   (7,035)                           45,571
  Accumulated realized gain (loss) ..................................                  (66,113)                      (13,932,422)
                                                                                  ------------                      ------------
                                                                                  $ 43,404,203                      $ 26,008,745
                                                                                  ============                      ============

---------------
+ The U.S. Government Money Fund does not have a designated class of shares.


                        See Notes to Financial Statements

          GLOBAL                    GOLD/RESOURCES           INTERNATIONAL INVESTORS          U.S. GOVERNMENT
       LEADERS FUND                      FUND                       GOLD FUND                   MONEY FUND
      --------------               ----------------         ------------------------        -----------------
       $23,087,495                  $38,283,691                 $136,167,526                  $123,023,149
       ===========                  ===========                 ============                  ============
       $39,277,849                  $39,712,103                 $149,120,815                  $123,023,149
           492,358                        6,534                           --                            --
                --                           --                           --                            --

           197,150                       88,191                   25,698,238                       112,048
                --                           --                           --                            --
            24,064                        4,391                       26,693                         1,089
                --                           --                           --                            --
       -----------                  -----------                 ------------                  ------------
        39,991,421                   39,811,219                  174,845,746                   123,136,286
       -----------                  -----------                 ------------                  ------------



                --                           --                       87,498                         1,123
                --                           --                    5,000,000                            --
            48,159                           --                           --                            --
           295,409                           --                           47                        56,546

                --                           --                           --                            --
            61,537                      312,702                      366,366                    25,541,410
             4,319                       11,896                       31,463                        17,243
            51,830                       81,478                      257,006                        56,908
               171                        6,303                       19,205                            --
            17,914                        9,982                       39,172                        19,847
                --                           --                           --                            --
       -----------                  -----------                 ------------                  ------------
           479,339                      422,361                    5,800,757                    25,693,077
       -----------                  -----------                 ------------                  ------------
       $39,512,082                  $39,388,858                 $169,044,989                  $ 97,443,209
       ===========                  ===========                 ============                  ============


       $33,069,596                  $39,388,858                 $169,044,989                  $ 97,443,209
       ===========                  ===========                 ============                  ============
         2,451,033                   14,412,867                   29,510,566                    97,454,789
       ===========                  ===========                 ============                  ============
            $13.49                        $2.73                        $5.73                         $1.00
       ===========                  ===========                 ============                  ============
            $14.31                        $2.90                        $6.08                            --
       ===========                  ===========                 ============


        $6,442,486                           --                           --                            --
       ===========
           484,198                           --                           --                            --
       ===========



            $13.31                           --                           --                            --
       ===========


                --                           --                           --                            --

                --                           --                           --                            --




                --                           --                           --                            --


       $22,480,576                  $72,503,881                 $166,331,056                   $97,454,789

        16,193,124                    1,082,924                   12,953,473                            --

           (98,760)                          --                          (47)                           --
           937,142                  (34,197,947)                 (10,239,493)                      (11,580)
       -----------                  -----------                  -----------                  ------------
       $39,512,082                  $39,388,858                 $169,044,989                   $97,443,209
       ===========                  ===========                 ============                  ============


                       See Notes to Financial Statements

VAN ECK FUNDS
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1999

                                                                                ASIA DYNASTY                 GLOBAL HARD
                                                                                   FUND                      ASSETS FUND
                                                                              --------------                -------------
INCOME:
Dividends .....................................................                $    452,005                  $    680,973
Interest ......................................................                      47,395                       130,571
Foreign taxes withheld ........................................                     (17,660)                      (15,557)
                                                                               ------------                  ------------
Total income ..................................................                     481,740                       795,987
                                                                               ------------                  ------------
EXPENSES:
Management (Note 2) ...........................................                     204,932                       313,782
Distribution Class A (Note 4) .................................                     100,219                       112,148
Distribution Class B (Note 4) .................................                      72,804                        52,052
Distribution Class C (Note 4) .................................                          --                        37,435
Administration (Note 2) .......................................                      83,176                        17,810
Transfer agent ................................................                     130,724                       162,220
Professional ..................................................                      33,014                        51,031
Reports to shareholders .......................................                      16,506                        12,168
Registration ..................................................                      22,465                        27,149
Custodian .....................................................                     171,776                       170,127
Trustees' fees and expenses (Note 7) ..........................                       8,234                        12,152
Amortization of deferred organization costs ...................                          --                         6,710
Interest expense ..............................................                          --                        15,000
Other .........................................................                       5,265                        10,512
                                                                               ------------                  ------------
Total expenses ................................................                     849,115                     1,000,296
Expense reduction  (Note 2) ...................................                          --                      (294,362)
                                                                               ------------                  ------------
Net expenses ..................................................                     849,115                       705,934
                                                                               ------------                  ------------
Net investment income (loss) ..................................                    (367,375)                       90,053
                                                                               ------------                  ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 3):
Realized gain (loss) from security transactions
  (Asia Dynasty Fund is net of foreign
  taxes withheld of $131,268) .................................                   9,088,492                    (3,507,118)
Realized gain from futures contracts ..........................                      80,166                       340,492
Realized gain (loss) from options .............................                      97,496                       236,704
Realized gain (loss) from foreign currency transactions .......                    (212,465)                      (46,029)
Realized loss from short sales (Note 1) .......................                          --                      (224,439)
Change in unrealized appreciation (depreciation) of foreign
  currencies and forward foreign currency contracts ...........                      25,137                      (277,731)
Change in unrealized appreciation (depreciation)
  of investments, futures, swaps,
  short sales and options (Asia Dynasty Fund is net
  of foreign taxes withheld of $467,386) ......................                  13,553,987                     7,685,797
                                                                               ------------                  ------------
Net gain (loss) on investments and foreign currency ...........                  22,632,813                     4,207,676
                                                                               ------------                  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                $ 22,265,438                  $  4,297,729
                                                                               ============                  ============


                        See Notes to Financial Statements

   GLOBAL LEADERS                GOLD/RESOURCES           INTERNATIONAL INVESTORS        U.S. GOVERNMENT
        FUND                          FUND                       GOLD FUND                  MONEY FUND
  ----------------              ----------------         ------------------------      ------------------

   $    233,643                $    541,850                $  2,785,983                    $         --
        288,736                     222,267                   2,120,092                       3,969,679
        (15,790)                    (25,562)                   (113,558)                             --
   ------------                ------------                ------------                    ------------
        506,589                     738,555                   4,792,517                       3,969,679
   ------------                ------------                ------------                    ------------

        248,902                     332,187                   1,416,607                         411,479
        137,779                     110,729                     304,814                         205,739
         56,311                          --                          --                              --
             --                          --                          --                              --
         97,752                     168,243                     639,221                          67,444
        111,669                     311,513                     916,851                          74,990
         33,734                      37,587                      77,457                          32,683
         14,578                      28,368                     135,384                          43,226
         16,867                      14,915                      26,556                          17,276
         27,772                      31,661                     206,240                          38,940
         11,346                      17,926                      68,234                          34,793
             --                          --                          --                              --
             17                         488                       1,343                              --
         29,880                      62,879                     164,136                          16,202
   ------------                ------------                ------------                    ------------
        786,607                   1,116,496                   3,956,843                         942,772
        (94,695)                     (3,725)                    (28,469)                             --
   ------------                ------------                ------------                    ------------
        691,912                   1,112,771                   3,928,374                         942,772
   ------------                ------------                ------------                    ------------
       (185,323)                   (374,216)                    864,143                       3,026,907
   ------------                ------------                ------------                    ------------



      3,110,359                  (6,584,236)                 12,423,170                         (11,580)
             --                          --                          --                              --
             --                    (477,148)                 (2,405,267)                             --
        (67,032)                     41,139                     219,126                              --
             --                          --                          --                              --

         12,670                          --                          --                              --



      7,121,476                   2,360,158                 (12,426,887)                             --
   ------------                ------------                ------------                    ------------
     10,177,473                  (4,660,087)                 (2,189,858)                        (11,580)
   ------------                ------------                ------------                    ------------
   $  9,992,150                $ (5,034,303)               $ (1,325,715)                   $  3,015,327
   ============                ============                ============                    ============


                        See Notes to Financial Statements

VAN ECK FUNDS
STATEMENTS OF CHANGES IN NET ASSETS

                                                                         ASIA DYNASTY                GLOBAL HARD ASSETS
                                                                              FUND                            FUND
                                                                   ----------------------------   -----------------------------
                                                                    YEAR ENDED      YEAR ENDED     YEAR ENDED       YEAR ENDED
                                                                   DECEMBER 31,    DECEMBER 31,   DECEMBER 31,     DECEMBER 31,
                                                                      1999             1998           1999             1998
                                                                   ------------    ------------    -----------     ------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
  Net investment income (loss) .................................   $   (367,375)   $    (50,259)   $     90,053    $    254,796
  Realized gain (loss) from security transactions ..............      9,088,492      (2,143,295)     (3,507,118)    (11,838,909)
  Realized gain (loss) from futures contracts ..................         80,166         (84,091)        340,492         981,114
  Realized gain (loss) from options ............................         97,496        (150,000)        236,704          29,667
  Realized gain (loss) from foreign currency transactions ......       (212,465)       (160,175)        (46,029)        259,365
  Realized loss from short sales ...............................             --              --        (224,439)             --
  Change in unrealized appreciation (depreciation)
    of foreign currencies and forward foreign
    currency contracts..........................................         25,137         (48,286)       (277,731)        (10,926)
  Change in unrealized appreciation (depreciation) of
    investments, futures, swaps, short sales and options .......     13,553,987       2,137,795       7,685,797     (12,074,129)
                                                                   ------------    ------------    ------------    ------------
  Increase (decrease) in net assets resulting from operations ..     22,265,438        (498,311)      4,297,729     (22,399,022)
                                                                   ------------    ------------    ------------    ------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income:
    Class A Shares+ ............................................             --              --         (21,571)       (351,353)
    Class B Shares .............................................             --              --              --         (78,071)
    Class C Shares .............................................             --              --              --         (57,310)
  Realized gain:
    Class A Shares+ ............................................     (4,585,684)             --              --         (65,219)
    Class B Shares .............................................     (1,797,699)             --              --         (13,433)
    Class C Shares .............................................             --              --              --         (10,454)
  Tax return of capital:
    Class A Shares .............................................             --              --         (86,282)             --
    Class B Shares .............................................             --              --              --              --
    Class C Shares .............................................             --              --              --              --
                                                                   ------------    ------------    ------------    ------------
  Total dividends and distributions ............................     (6,383,383)             --        (107,853)       (575,840)
                                                                   ------------    ------------    ------------    ------------
CAPITAL SHARE TRANSACTIONS (NOTE 5):
  Net proceeds from sales of shares:
    Class A Shares+ ............................................     47,934,490      12,813,182      10,858,208      10,330,661
    Class B Shares .............................................      4,235,666         574,435         932,899       2,521,220
    Class C Shares .............................................             --              --         298,652       2,088,807
                                                                   ------------    ------------    ------------    ------------
                                                                     52,170,156      13,387,617      12,089,759      14,940,688
                                                                   ------------    ------------    ------------    ------------
  Capital shares issued
    in connection with an acquisition (Note 12) ................             --              --              --              --
                                                                   ------------    ------------    ------------    ------------
  Reinvestment of dividends:
    Class A Shares+ ............................................      3,345,176              --          90,539         348,855
    Class B Shares .............................................      1,054,774              --              --          67,976
    Class C Shares .............................................             --              --              --          48,859
                                                                   ------------    ------------    ------------    ------------
                                                                      4,399,950              --          90,539         465,690
                                                                   ------------    ------------    ------------    ------------
  Cost of shares reacquired:
    Class A Shares+ ............................................    (42,412,204)    (14,805,663)    (19,101,929)    (32,246,447)
    Class B Shares .............................................     (2,262,561)     (2,243,075)     (2,192,358)     (4,073,105)
    Class C Shares .............................................             --              --      (1,626,813)     (4,132,931)
                                                                   ------------    ------------    ------------    ------------
                                                                    (44,674,765)    (17,048,738)    (22,921,100)    (40,452,483)
                                                                   ------------    ------------    ------------    ------------
  Increase (decrease) in net assets resulting from capital
    share transactions .........................................     11,895,341      (3,661,121)    (10,740,802)    (25,046,105)
                                                                   ------------    ------------    ------------    ------------
  Total increase (decrease) in net assets ......................     27,777,396      (4,159,432)     (6,550,926)    (48,020,967)
NET ASSETS:
  Beginning of year ............................................     15,626,807      19,786,239      32,559,671      80,580,638
                                                                   ------------    ------------    ------------    ------------
  End of year ..................................................   $ 43,404,203    $ 15,626,807    $ 26,008,745    $ 32,559,671
                                                                   ============    ============    ============    ============
  Undistributed (overdistributed) net investment income (loss)..   $     (7,035)   $    (79,734)   $     45,571    $      6,744
                                                                   ============    ============    ============    ============


---------------
+ The U.S. Government Money Fund does not have a designated class of shares.


                        See Notes to Financial Statements

        GLOBAL LEADERS                GOLD/RESOURCES         INTERNATIONAL INVESTORS GOLD             U.S. GOVERNMENT MONEY
             FUND                         FUND                           FUND                                  FUND
-----------------------------------------------------------------------------------------------------------------------------------
   YEAR ENDED    YEAR ENDED     YEAR ENDED    YEAR ENDED       YEAR ENDED        YEAR ENDED       YEAR ENDED           YEAR ENDED
  DECEMBER 31,  DECEMBER 31,   DECEMBER 31,  DECEMBER 31,     DECEMBER 31,       DECEMBER 31,     DECEMBER 31,         DECEMBER 31,
     1999          1998           1999          1998             1999               1998              1999                1998
 -----------------------------------------------------------------------------------------------------------------------------------



  $(185,323)      $239,560      $(374,216)     $(585,706)         $864,143        $2,250,149         $3,026,907         $2,902,109
  3,110,359      4,374,568     (6,584,236)   (13,823,751)       12,423,170       (14,423,140)           (11,580)            35,613
         --             --             --             --                --                --                 --                 --
         --         (5,335)      (477,148)      (872,230)       (2,405,267)       (2,818,392)                --                 --
    (67,032)      (163,137)        41,139        (68,135)          219,126          (235,689)                --                 --
         --             --             --             --                --                --                 --                 --

     12,670       (101,957)            --         43,626                --            (2,193)                --                 --
  7,121,476      1,605,960      2,360,158      7,613,527       (12,426,887)        7,266,073                 --                 --
-----------    -----------    -----------    -----------   ---------------   ---------------    ---------------    ---------------
  9,992,150      5,949,659     (5,034,303)    (7,692,669)       (1,325,715)       (7,963,192)         3,015,327          2,937,722
-----------    -----------    -----------    -----------   ---------------   ---------------    ---------------    ---------------



         --             --             --             --        (1,457,953)       (2,107,262)        (3,026,907)        (2,902,109)
         --             --             --             --                --                --                 --                 --
         --             --             --             --                --                --                 --                 --

 (1,912,779)    (3,600,593)            --             --                --                --                 --            (35,613)
   (367,947)      (787,314)            --             --                --                --                 --                 --
         --             --             --             --                --                --                 --                 --

         --       (179,959)            --             --                --                --                 --                 --
         --        (24,623)            --             --                --                --                 --                 --
         --             --             --             --                --                --                 --                 --
-----------    -----------    -----------    -----------   ---------------   ---------------    ---------------    ---------------
 (2,280,726)    (4,592,489)            --             --        (1,457,953)       (2,107,262)        (3,026,907)        (2,937,722)
-----------    -----------    -----------    -----------   ---------------   ---------------    ---------------    ---------------


  7,648,708      3,878,822     14,708,878     20,425,854     4,300,307,346     3,725,426,622      4,365,984,087      3,670,980,599
  1,442,296      1,319,201             --             --                --                --                 --                 --
         --             --             --             --                --                --                 --                 --
-----------    -----------    -----------    -----------   ---------------   ---------------    ---------------    ---------------
  9,091,004      5,198,023     14,708,878     20,425,854     4,300,307,346     3,725,426,622      4,365,984,087      3,670,980,599
-----------    -----------    -----------    -----------   ---------------   ---------------    ---------------    ---------------

         --             --             --             --                --                --                 --          7,517,642
-----------    -----------    -----------    -----------   ---------------   ---------------    ---------------    ---------------

  1,704,064      3,416,709             --             --         1,093,636         1,512,309          1,709,890          1,495,988
    271,969        619,243             --             --                --                --                 --                 --
         --             --             --             --                --                --                 --                 --
-----------    -----------    -----------    -----------   ---------------   ---------------    ---------------    ---------------
  1,976,033      4,035,952             --             --         1,093,636         1,512,309          1,709,890          1,495,988
-----------    -----------    -----------    -----------   ---------------   ---------------    ---------------    ---------------

(10,215,398)    (5,624,160)   (23,682,720)   (25,486,897)   (4,368,210,994)   (3,711,174,134)    (4,317,461,360)    (3,709,422,005)
 (2,551,137)    (1,151,921)            --             --                --                --                 --                 --
         --             --             --             --                --                --                 --                 --
-----------    -----------    -----------    -----------   ---------------   ---------------    ---------------    ---------------
(12,766,535)    (6,776,081)   (23,682,720)   (25,486,897)   (4,368,210,994)   (3,711,174,134)    (4,317,461,360)   (3,709,422,005)
-----------    -----------    -----------    -----------   ---------------   ---------------    ---------------    ---------------

 (1,699,498)     2,457,894     (8,973,842)    (5,061,043)      (66,810,012)       15,764,797         50,232,617        (29,427,776)
-----------    -----------    -----------    -----------   ---------------   ---------------    ---------------    ---------------
  6,011,926      3,815,064    (14,008,145)   (12,753,712)      (69,593,680)        5,694,343         50,221,037        (29,427,776)


 33,500,156     29,685,092     53,397,003     66,150,715       238,638,669       232,944,326         47,222,172         76,649,948
-----------    -----------    -----------    -----------   ---------------   ---------------    ---------------    ---------------
$39,512,082    $33,500,156    $39,388,858    $53,397,003   $   169,044,989   $   238,638,669    $    97,443,209    $    47,222,172
===========    ===========    ===========    ===========   ===============   ===============    ===============    ===============
$   (98,760)   $  (171,441)   $  (345,603)   $  (640,056)  $          (47)   $            --    $            --    $            --
===========    ===========    ===========    ===========   ===============   ===============    ===============    ===============



                                             See Notes to Financial Statements

ASIA DYNASTY FUND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each year:


                                                              CLASS A                                    CLASS B
                                            -----------------------------------------   ------------------------------------------
                                                        YEAR ENDED DECEMBER 31,                    YEAR ENDED DECEMBER 31,
                                            -----------------------------------------   ------------------------------------------
                                             1999       1998      1997    1996    1995    1999      1998     1997     1996    1995
                                             ----       ----      ----    ----    ----    ----      ----     ----     ----    ----

Net Asset Value, Beginning of Year ......   $ 7.80     $7.82    $13.21   $12.40  $12.13  $ 7.54     $7.63   $13.08   $12.33  $12.09
                                            ------     -----    ------   ------  ------  ------     -----   ------   ------  ------
Income from Investment Operations:
  Net Investment Loss ...................    (0.11)(c) (0.01)    (0.28)   (0.20)  (0.02)  (0.24)(c) (0.07)   (0.30)   (0.24)  (0.08)
  Net Gain (Loss) on Investments
    (both Realized and Unrealized) ......     9.35     (0.01)    (3.82)    1.01    0.40    9.04     (0.02)   (3.86)    0.99    0.40
                                            ------     -----    ------   ------  ------  ------     -----   ------   ------  ------
Total from Investment Operations ........     9.24     (0.02)    (4.10)    0.81    0.38    8.80     (0.09)   (4.16)    0.75    0.32
                                            ------     -----    ------   ------  ------  ------     -----   ------   ------  ------
Less Dividends and Distributions:
  Dividends from Net Investment Income...       --        --        --       --   (0.09)    --         --       --       --   (0.06)
  Distributions from Capital Gains ......    (2.44)       --     (1.15)      --      --  (2.44)        --    (1.15)      --      --
  Tax Return of Capital .................       --        --     (0.14)      --   (0.02)    --         --    (0.14)      --   (0.02)
                                            ------     -----    ------   ------  ------  -----      -----   ------   ------  ------
Total Dividends and Distributions .......    (2.44)       --     (1.29)      --   (0.11) (2.44)        --    (1.29)      --   (0.08)
                                            ------     -----    ------   ------  ------  -----      -----   ------   ------  ------
Net Asset Value, End of Year ............   $14.60     $7.80    $ 7.82   $13.21  $12.40  $13.90     $7.54   $ 7.63   $13.08  $12.33
                                            ======     =====    ======   ======  ======  ======     =====   ======   ======  ======
Total Return (a) ........................   118.46%    (0.26)%  (32.10)%   6.53%   3.13% 116.71%    (1.18)% (32.87)%   6.08%   2.65%

------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTARY DATA
Net Assets, End of Year (000) ...........  $31,385   $10,685   $12,873  $44,351 $64,275 $12,019    $4,942   $6,914 $20,296  $27,234
Ratio of Gross Expenses to Average
  Net Assets ............................     2.82%     3.13%     2.38%    2.42%   2.03%   3.89%     3.83%    3.00%   2.86%   2.41%
Ratio of Net Expenses to Average
  Net Assets ............................     2.82%     2.43%(b)  2.38%    2.42%   2.03%   3.89%     3.14%(b) 3.00%   2.86%   2.41%
Ratio of Net Investment Loss to
  Average Net Assets ....................    (1.03)%   (0.09)%   (0.76)%  (0.73)% (0.08)%  (2.21)%  (0.79)%  (1.36)% (1.14)% (0.52)%
Portfolio Turnover Rate .................   172.18%   121.96%   200.45%   52.99%  57.06%  172.18%  121.96%  200.45%  52.99%  57.06%

--------------
(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of dividends and distributions at net asset value during the period and a redemption on the last day of the period. A sales charge is not reflected in the calculation of total dividends and return.
(b) After expenses reduced by a custodian fee arrangement.
(c) Based on average shares outstanding.




                                            See Notes to Financial Statements

GLOBAL HARD ASSETS FUND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period:

                                                    CLASS A                                     CLASS B
                                         -------------------------------          -------------------------------------
                                                                                                         FOR THE PERIOD
                                                                                                             APRIL 24,
                                                                                                            1996(A) TO
                                               YEAR ENDED DECEMBER 31,             YEAR ENDED DECEMBER 31,  DECEMBER 31,
                                       ---------------------------------------     -----------------------
                                       1999      1998     1997     1996    1995     1999     1998     1997      1996
                                       ----      ----     ----     ----    ----     ----     ----     ----      ----
Net Asset Value, Beginning of Period.. $10.34   $15.50   $14.42   $10.68  $ 9.41   $10.37   $15.60   $14.50    $12.55
                                       ------   ------   ------   ------  ------   ------   ------   ------    ------
Income from Investment Operations:
  Net Investment Income (Loss) .......   0.07     0.10     0.05     0.15    0.32(e) (0.03)    0.01    (0.01)     0.11
  Net Gain (Loss) on Investments
    (both Realized and Unrealized) ...   1.65    (5.09)    2.01     4.70    1.57     1.66    (5.08)    2.00      2.95
                                       ------   ------   ------   ------  ------   ------   ------   ------    ------
Total from Investment Operations .....   1.72    (4.99)    2.06     4.85    1.89     1.63    (5.07)    1.99      3.06
                                       ------   ------   ------   ------  ------   ------   ------   ------    ------
Less Dividends and Distributions:
  Dividends from Net Investment
    Income ...........................  (0.01)   (0.15)   (0.02)   (0.14)  (0.62)      --    (0.14)      --     (0.14)
Net Distributions from Capital
  Gains ..............................     --    (0.02)   (0.96)   (0.95)     --       --    (0.02)   (0.89)    (0.95)
  Tax Return of Capital ..............  (0.04)      --       --    (0.02)     --       --       --       --     (0.02)
                                       ------   ------   ------   ------  ------   ------   ------   ------    ------
Total Dividends and Distributions ....  (0.05)   (0.17)   (0.98)   (1.11)  (0.62)      --    (0.16)   (0.89)    (1.11)
                                       ======   ======   ======   ======  ======   ======   ======   ======    ======
Net Asset Value, End of Period ....... $12.01   $10.34   $15.50   $14.42  $10.68   $12.00   $10.37   $15.60    $14.50
                                       ======   ======   ======   ======  ======   ======   ======   ======    ======
Total Return (b) .....................  16.64%  (32.25)%  14.29%   45.61%  20.09%   15.72%  (32.55)%  13.72%    24.55%
----------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTARY DATA
Net Assets, End of Period (000) ......$17,757  $22,969  $61,341  $27,226  $3,820   $5,029   $5,580  $10,541    $1,806
Ratio of Gross Expenses to
Average Net Assets ...................   2.89%    2.11%    2.00%    2.63%   4.05%    3.79%    2.81%    2.73%     3.27%(d)
  Ratio of Net Expenses to
Average Net Assets (net of interest
  expense) (c) .......................   2.00%    2.00%    1.97%    0.72%     --     2.71%    2.50%    2.50%     1.64%(d)
Ratio of Net Investment Income (Loss)
  to Average Net Assets ..............   0.49%    0.58%    0.36%    1.45%   3.08%   (0.23)%   0.12%   (0.13)%    0.53%(d)
Portfolio Turnover Rate .............. 195.00%  167.79%  118.10%  163.91% 179.33%  195.00%  167.79%  118.10%   163.91%

                CLASS C
-----------------------------------------


          YEAR ENDED DECEMBER 31,
-----------------------------------------
  1999     1998     1997     1996    1995
  ----     ----     ----     ----    ----

 $10.40   $15.64   $14.52   $10.76  $ 9.41
 ------   ------   ------   ------  ------

  (0.03)    0.01    (0.01)    0.11    0.34

   1.67    (5.09)    2.00     4.73    1.63
 ------   ------   ------  ------   ------
   1.64    (5.08)    1.99     4.84    1.97
 ------   ------   ------   ------  ------


     --    (0.14)      --    (0.11)  (0.62)
     --    (0.02)   (0.87)   (0.95)     --
     --       --       --    (0.02)     --
 ------   ------   ------   ------  ------
  (0.16)   (0.89)   (1.11)      --   (0.62)
 ======   ======   ======   ======  ======
 $12.04   $10.40   $15.64   $14.52  $10.76
 ======   ======   ======   ======  ======
 (32.55)%  13.72%   24.55%   15.77% (32.53)%
-------------------------------------------

 $3,223   $4,011   $8,698   $1,935   $181

   4.15%    3.00%    2.94%    6.02%  37.88%


   2.71%    2.50%    2.50%    1.31%     --

  (0.22)%   0.11%   (0.15)%   0.84%   3.30%
 195.00%  167.79%  118.10%  163.91% 179.33%

----------
(a) Commencement of offering.
(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of dividends and distributions at net asset value during the period and a redemption on the last day of the period. A sales charge is not reflected in the calculation of total return. Total returns for periods of less than one year are not annualized.
(c) After expenses reduced by a custodian fee, directed brokerage and/or Advisory fee waiver arrangement.
(d) Annualized.
(e) Based on average shares outstanding.



                        See Notes to Financial Statements

GLOBAL LEADERS FUND
-------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each year:

                                                                    CLASS A
                                                  -----------------------------------------------
                                                              YEAR ENDED DECEMBER 31,
                                                  -----------------------------------------------
                                                   1999      1998       1997     1996       1995
                                                   ----      ----       ----      ----      ----
Net Asset Value, Beginning of Year ............   $10.78    $10.38     $10.37    $10.31     $9.07
                                                  ------    ------     ------    ------    ------
Income from Investment Operations:
  Net Investment Income (loss) ................    (0.06)     0.02       0.10      0.12       0.07(a)
  Net Gain on Investments
    (both Realized and Unrealized) ............     3.59      2.07       1.43      1.15       1.31
                                                  ------    ------     ------    ------    -------
Total from Investment Operations ..............     3.53      2.09       1.53      1.27       1.38
                                                  ------    ------     ------    ------    -------
Less Dividends and Distributions:
  Dividends from Net Investment Income (d) ....       --        --      (0.08)    (0.11)     (0.14)
  Distribution from Capital Gains .............    (0.82)    (1.61)     (1.43)    (1.10)        --
  Tax Return of Capital .......................       --     (0.08)     (0.01)       --         --
                                                  ------    ------     ------    ------     ------
Total Dividends and Distributions .............    (0.82)    (1.69)     (1.52)    (1.21)     (0.14)
                                                  ------    ------     ------    ------     ------
Net Asset Value, End of Year ..................   $13.49    $10.78     $10.38    $10.37     $10.31
                                                  ======    ======     ======    ======     ======
Total Return (b) ..............................    32.83%    20.65%     14.77%    12.28%     15.30%
----------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTARY DATA
Net Assets, End of Year (000) .................  $33,070   $27,461    $24,630   $29,331    $30,632
Ratio of Gross Expenses To Average Net Assets .     2.20%     2.32%      2.45%     2.54%      2.69%
Ratio of Net Expenses to Average Net Assets ...     2.00%(c)  2.00%(c)   2.00%(c)  2.17%(c)   2.69%
Ratio of Net Investment Income (Loss)
  to Average Net Assets .......................    (0.48)%    0.85%    0.85%       1.05%      0.68%
Portfolio Turnover Rate .......................    86.14%    87.79%   78.07%     114.30%    196.69%

                     CLASS B
  --------------------------------------------
             YEAR ENDED DECEMBER 31,
  --------------------------------------------
   1999       1998     1997     1996      1995
   ----       ----     ----     ----      ----
  $10.67     $10.31   $10.32   $10.28    $ 9.02
  ------     ------   ------   ------    ------

   (0.12)        --     0.04     0.06      0.01

    3.56       2.02     1.43     1.14      1.28
  ------     ------   ------   ------    ------
    3.44       2.02     1.47     1.20      1.29
  ------     ------   ------   ------    ------

      --         --    (0.03)   (0.06)    (0.03)
   (0.80)     (1.61)   (1.45)   (1.10)       --
      --      (0.05)      --       --        --
  ------     ------   ------   ------    ------
   (0.80)     (1.66)   (1.48)   (1.16)    (0.03)
  ------     ------   ------   ------    ------
  $13.31     $10.67   $10.31   $10.32    $10.28
  ======     ======   ======   ======    ======
   32.27%     20.07%   14.26%   11.49%    14.54%
------------------------------------------------


  $6,442     $6,039   $5,055   $4,932    $6,151
    3.21%      3.25%    2.51%    3.19%     3.20%
    2.50%(c)   2.50%(c) 2.50%(c) 2.71%(c)  3.20%

   (0.94)%     0.36%    0.36%    0.51%      0.14%
   86.14%     87.79%   78.07%  114.30%    196.69%

-------------
(a) Based on average shares outstanding.
(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of dividends and distributions at net asset value during the period and a redemption on the last day of the period. A sales charge is not reflected in the calculation of total return.
(c) After expenses reduced by a custodian fee, directed brokerage or Advisory fee waiver arrangement.
(d) Net of foreign taxes withheld (to be included in income and claimed as a tax credit on deduction by the shareholder for federal income tax purposes) of $0.01 for 1997.



                        See Notes to Financial Statements

GOLD/RESOURCES FUND
-------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each year:


                                                                                           CLASS A
                                                             ----------------------------------------------------------------
                                                                                      YEAR ENDED DECEMBER 31,
                                                             ----------------------------------------------------------------
                                                              1999          1998           1997          1996          1995
                                                              ----          ----           ----          ----          ----
Net Asset Value, Beginning of Year .......................   $3.04          $3.47          $5.72         $5.58         $5.35
                                                             -----         ------         ------         -----         -----

Income from Investment Operations
  Net Investment Loss ....................................   (0.03)         (0.04)         (0.04)        (0.06)        (0.03)
  Net Gain (Loss) on Investments
    (both Realized and Unrealized) .......................   (0.28)         (0.39)         (2.21)         0.20          0.26
                                                             -----         ------         ------         -----         -----
Total from Investment Operations .........................   (0.31)         (0.43)         (2.25)         0.14          0.23
                                                             -----         ------         ------         -----         -----
Net Asset Value, End of Year .............................   $2.73          $3.04          $3.47         $5.72         $5.58
                                                            ======         ======         ======         =====         =====
Total Return (a) .........................................  (10.20)%       (12.39)%       (39.34)%        2.51%         4.30%
-----------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTARY DATA
Net Assets, End of Year (000) ............................ $39,389        $53,397        $66,151      $132,298      $155,974
Ratio of Gross Expenses to Average Net Assets ............    2.52%          2.24%          1.87%         1.71%         1.81%
Ratio of Net Expenses to Average Net Assets ..............    2.51%(b)       2.21%(b)       1.87%         1.71%         1.81%
Ratio of Net Investment Loss to Average Net Assets .......   (0.84)%        (0.98)%        (0.57)%       (0.75)%       (0.44)%
Portfolio Turnover Rate ..................................   95.44%         79.99%         32.46%        12.95%         6.16%

-------------
(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and a redemption on the last day of the period. A sales charge is not reflected in the calculation of total return.
(b) After expenses reduced by a custodian fee or directed brokerage arrangement.



                        See Notes to Financial Statements

INTERNATIONAL INVESTORS GOLD FUND

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

                                                                                            CLASS A
                                                               ---------------------------------------------------------------
                                                                                    YEAR ENDED DECEMBER 31,
                                                               ---------------------------------------------------------------
                                                               1999          1998            1997            1996           1995
                                                               ----          ----            ----            ----           ----
Net Asset Value, Beginning of Year .......................    $6.59         $7.54          $11.90          $13.35         $15.21
                                                              -----         -----          ------          ------         -----
Income from Investment Operations:
  Net Investment Income ..................................     0.03          0.06            0.09            0.05           0.08
  Net Loss on Investments (both Realized
    and Unrealized) ......................................    (0.84)        (0.95)          (4.36)          (1.29)         (1.44)
                                                              -----         -----          ------          ------         ------
Total from Investment Operations .........................    (0.81)        (0.89)          (4.27)          (1.24)         (1.36)
                                                              -----         -----          ------          ------         ------
Less Dividends and Distributions:
  Dividends from Net Investment Income ...................    (0.05)        (0.06)          (0.09)          (0.07)         (0.10)
  Distributions from Capital Gains .......................       --            --              --           (0.14)         (0.38)
  Tax Return of Capital ..................................       --            --              --              --          (0.02)
                                                              -----         -----          ------          ------         ------
Total Dividends and Distributions ........................    (0.05)        (0.06)          (0.09)          (0.21)         (0.50)
                                                              -----         -----          ------          ------         ------
Net Asset Value, End of Year .............................    $5.73         $6.59           $7.54          $11.90         $13.35
                                                              =====        ======           =====          ======         ======
Total Return (a) .........................................   (12.37)%      (11.87)%        (36.00)%         (9.37)%        (8.93)%

-----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTARY DATA
Net Assets, End of Year (000) ............................ $169,045      $238,639        $232,944        $409,331       $519,795
Ratio of Gross Expenses to Average Net Assets ............     2.09%         1.78%           1.52%           1.43%          1.42%
Ratio of Net Expenses to Average Net Assets ..............     2.08%(b)      1.76%(b)        1.47%(b)        1.43%          1.42%
Ratio of Net Investment Income to Average Net Assets .....     0.46%         0.99%           0.90%           0.36%          0.55%
Portfolio Turnover Rate ..................................    94.67%        86.65%          19.99%          12.45%          4.10%

-----------------
(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of dividends and distributions at net asset value during the period and a redemption on the last day of the period. A sales charge is not reflected in the calculation of total return.
(b) After expenses reduced by a custodian fee or directed brokerage arrangement.



                        See Notes to Financial Statements

U.S. GOVERNMENT MONEY FUND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each year:

                                                                        YEAR ENDED DECEMBER 31,
                                                       ---------------------------------------------------
                                                        1999         1998       1997      1996       1995
                                                        ----         ----       ----      ----       ----

Net Asset Value, Beginning of Year .................   $1.00        $1.00      $1.00     $1.00      $1.00
                                                       -----        -----      -----     -----      -----
Income from Investment Operations:
  Net Investment Income ............................    0.03         0.04       0.04      0.04       0.05
Less Distributions to Shareholders:
  Dividends from Net Investment Income .............   (0.03)       (0.04)     (0.04)     0.04)     (0.05)
                                                       -----        -----      -----     -----      -----
Net Asset Value, End of Year .......................   $1.00        $1.00      $1.00     $1.00      $1.00
                                                       =====        =====      =====     =====      =====
Total Return .......................................    3.43%        3.88%      3.77%     3.85%      4.56%
----------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTARY DATA
Net Assets, End of Year (000) ......................   $97,443    $47,222    $76,650  $107,698    $70,130
Ratio of Gross Expenses to Average Net Assets ......      1.15%      1.20%      1.28%     1.23%      1.25%
Ratio of Net Investment Income to Average Net Assets      3.68%      3.89%      3.91%     4.02%      4.45%



                                            See Notes to Financial Statements

VAN ECK FUNDS
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES--Van Eck Funds (the "Trust"), organized as a Massachusetts business trust on April 3, 1985, is registered under the Investment Company Act of 1940. The Trust operates as a series fund currently comprised of six portfolios: Asia Dynasty Fund, Global Leaders Fund (name changed on May 1, 1999 from Global Balanced Fund), Global Hard Assets Fund, Gold/Resources Fund, International Investors Gold Fund and U.S. Government Money Fund (the "Funds"). Asia Dynasty Fund and U.S. Government Money Fund are classified as diversified funds under the Investment Company Act of 1940, as amended. Global Hard Assets Fund, Global Leaders Fund (formerly Global Balanced
Fund), Gold/Resources Fund and International Investors Gold Fund are non-diversified funds. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

A. SECURITY VALUATION--Securities traded on national or foreign exchanges are valued at the last sales prices reported at the close of business on the last business day of the year. Over-the-counter securities and listed securities for which no sale was reported are valued at the mean of the bid and asked prices. Short-term obligations are valued at amortized cost, which with accrued interest approximates value. Forward foreign currency contracts are valued at the spot currency rate plus an amount ("points") which reflects the differences in interest rates between the U.S. and foreign markets. Securities for which quotations are not available are stated at fair value as determined by the Board of Trustees.

B. FEDERAL INCOME TAXES--It is each Fund's policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

C. CURRENCY TRANSLATION--Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies. Purchases and sales of investments are translated at the exchange rates prevailing when such investments were acquired or sold. Income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed. Realized gains or losses and the appreciation (depreciation) attributable to foreign currency fluctuations on other foreign currency denominated assets and liabilities are recorded as net realized or unrealized gains and losses from foreign currency transactions, respectively.

D. OTHER--Security transactions are accounted for on the date the securities are purchased or sold. Dividend income is recorded on the ex-dividend date. Dividends on foreign securities are recorded when the Fund is informed of such dividends. Interest income is accrued as earned.

E. DISTRIBUTIONS TO SHAREHOLDERS--Dividends to shareholders from net investment income and realized gains, if any, are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with income tax regulations which may differ from such amounts determined in accordance with accounting principles generally accepted in the United States.

    For the year ended December 31, 1999, the reclassifications arising from permanent "book/tax" differences resulting in increases (decreases) to the components of net assets were as follows:

                                                          INCREASE
                                        INCREASE         (DECREASE)
                                       (DECREASE)        ACCUMULATED
                                     UNDISTRIBUTED/     NET REALIZED      CAPITAL
                                    (OVERDISTRIBUTED)    GAIN/(LOSS)      PAID IN
                                     NET INVESTMENT         FROM           EXCESS
                                         INCOME          INVESTMENTS       OF PAR
                                    ----------------   --------------      ------
Asia Dynasty Fund ..................   $ 440,074         $ (469,895)   $     29,821
Global Hard Assets Fund ............      56,627            107,094        (163,721)
Global Leaders Fund ................     339,185             45,746        (384,931)
Gold/Resources Fund ................   1,014,272         31,696,589     (32,710,861)
International Investors Gold Fund ..     593,763           (219,126)       (374,637)

F.  DEFERRED   ORGANIZATION   COSTS--Deferred    organization  costs  are  being
    amortized over a period of five years.


    USE OF DERIVATIVE INSTRUMENTS

G. OPTION CONTRACTS--The Funds (except U.S. Government Money Fund) may invest, for hedging and other purposes, in call and put options on securities, currencies and commodities. Call and put options give the Funds the right but not the obligation to buy (calls) or sell (puts) the instrument underlying the option at a specified price. The premium paid on the option, should it be exercised, will, on a call, increase the cost of the instrument acquired and, on a put, reduce the proceeds received from the sale of the instrument underlying the option. If the options are not exercised, the premium paid will be recorded as a capital loss upon expiration. The Funds may incur additional risk to the extent the value of the underlying instrument does not correlate with the movement of the option value.

    The Funds (except U.S. Government Money Fund) may also write call or put options. As the writer of an option, the Funds receive a premium. The Funds keep the premium whether or not the option is exercised. The premium will be recorded, upon expiration of the option, as a short-term capital gain. If the option is exercised, the Funds must sell, in the case of a written call, or buy, in the case of a written put, the underlying instrument at the exercise price. The Funds may write only covered puts and calls. A covered call option is an option in which the Funds own the instrument underlying the call. A covered call sold by the Funds expose them during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying instrument or to possible continued holding of an underlying instrument which might otherwise have been sold to protect against a decline in the market price of the underlying

VAN ECK FUNDS
NOTES TO FINANCIAL STATEMENTS (continued)
--------------------------------------------------------------------------------

    instrument. A covered put exposes the Funds during the term of the option to a decline in price of the underlying instrument. A put option sold by the Funds is covered when, among other things, cash or short-term liquid securities are placed in a segregated account to fulfill the obligations undertaken. The Funds may incur additional risk from investments in written currency options if there are unanticipated movements in the underlying currencies.

H. SHORT SALES--The Global Hard Assets Fund may make short sales of equity securities. A short sale occurs when the Fund sells a security which it does not own by borrowing it from a broker. In the event that the value of the security that the Fund sold short declines, the Fund will gain as it repurchases the security in the market at the lower price. If the price of the security increases, the Fund will suffer a loss as it will have to repurchase the security at the higher price. Short sales may incur higher transaction costs than regular securities transactions.

    Cash is deposited in a segregated account with brokers, maintained by the Fund, for its open short sales. Proceeds from securities sold short are reported as liabilities and are marked to market. Gains and losses are classified as realized when short positions are closed. At December 31, 1999, the Fund had realized losses of $224,439 and unrealized depreciation of $0 on short sales of securities. There are no outstanding short sales at December 31, 1999.

I. FUTURES--The Funds (except U.S. Government Money Fund) may buy and sell financial futures contracts which may include security and interest-rate futures, stock and bond index futures contracts and foreign currency futures contracts. The Funds may engage in these transactions for hedging purposes and (except for Gold/Resources Fund) for other purposes. Global Hard Assets Fund may also buy and sell commodity futures contracts, which may include futures on natural resources and natural resource indices. A security or interest-rate futures contract is an agreement between two parties to buy or sell a specified security at a set price on a future date. An index futures contract is an agreement to take or make delivery of an amount of cash based on the difference between the value of the index at the beginning and at the end of the contract period. A foreign currency futures contract is an agreement to buy or sell a specified amount of currency for a set price on a future date. A commodity futures contract is an agreement to take or make delivery of a specified amount of a commodity, such as gold, at a set price on a future date.

J. STRUCTURED NOTES--The Funds may invest in indexed securities whose value is linked to one or more currencies, interest rates, commodities or financial or commodity indices. When the Fund purchases a structured note (a non-publicly traded indexed security entered into directly between two parties) it will make a payment of principal to the counterparty. The Fund will purchase structured notes only from counterparties rated A or better by S&P, Moody's or another nationally recognized statistical rating organization. Van Eck Associates Corporation will monitor the liquidity of structured notes under supervision of the Board of Trustees and structured notes determined to be illiquid will be aggre gated with other illiquid securities and limited to 15% of the net assets of the Fund.

    Indexed securities may be more volatile than the underlying instrument itself, and present many of the same risks as investing in futures and options. Indexed securities are also subject to credit risks associated with the issuer of the security with respect to both principal and interest. At December 31, 1999, the following structured notes were outstanding:

                                                                 % OF NET
                                                 VALUE            ASSETS
                                                 -----            -------
BUSINESS DEVELOPMENT BANK OF CANADA
  GOLD LINKED NOTE @ 2.50% DUE 12/06/00
Gold/Resources Fund ................          $1,418,544            3.6%
International Investors Gold Fund ..          $5,674,176            3.4%

NOTE 2--MANAGEMENT--Van Eck Associates Corporation (the "Adviser") earns fees for investment management and advisory services. The Asia Dynasty Fund and Global Leaders Fund each pay the Adviser a monthly fee at the annual rate of
 .75% of average daily net assets. The Global Hard Assets Fund pays the Adviser a monthly fee at the annual rate of 1% of average daily net assets, a portion of which is paid to the Adviser for accounting and administrative services it provides to the Fund. The Gold/Resources and International Investors Gold Funds each pay the Adviser a monthly fee at the annual rate of .75 of 1% of the first $500 million of average daily net assets of the Fund, .65 of 1% of the next $250 million of average daily net assets and .50 of 1% of average daily net assets in excess of $750 million. The U.S. Government Money Fund pays the Adviser a monthly fee at the annual rate of .50 of 1% of the first $500 million of average daily net assets, .40 of 1% of the next $250 million of average daily net assets and .375 of 1% of average daily net assets in excess of $750 million.

In  accordance  with  the  advisory  agreement,  the  Funds  reimbursed  Van Eck
Associates Corporation for costs incurred in connection with certain administrative and operating functions. The Funds reimbursed costs in the following amounts: $14,865 Asia Dynasty Fund, $17,810 Global Hard Assets Fund, $14,785 Global Leaders Fund, $57,514 Gold/Resources Fund, $167,019 International Investors Gold Fund, and $67,444 U.S. Government Money Fund.

For the year ended December 31, 1999, the Adviser agreed to assume expenses exceeding 2% of average daily net assets for Class A shares and 2.5% of average daily net assets for Class B shares for the Global Leaders Fund. Expenses were reduced by $94,695 (0.29% of average net assets) under this agreement. For the year ended December 31, 1999, the Adviser agreed to assume expenses exceeding 2% of average daily net assets for Class A shares and 2.5% of average daily net assets for the period January 1, 1999 to February 28, 1999 and 2.75% of average daily net assets for the period March 1, 1999 to December 31, 1999 for Class B and C shares, for the Global Hard Assets Fund. Expenses were reduced by $279,969 (0.89% of average net assets) under this agreement.

Van Eck Associates Corporation also performs accounting and administrative services for Asia Dynasty Fund, Global Leaders Fund, Gold/Resources Fund and International Investors Gold Fund and is paid at an annual rate of .25 of 1% of average daily net assets (Asia Dynasty Fund and Global Leaders Fund) or at an

VAN ECK FUNDS
NOTES TO FINANCIAL STATEMENTS (continued)
--------------------------------------------------------------------------------

annual rate of .25 of 1% of the first $750 million of each Fund's average daily net assets and .20 of 1% of average daily net assets in excess of $750 million (Gold/Resources Fund and International Investors Gold Fund).

Gold/Resources Fund, Global Hard Assets Fund and International Investors Gold Fund have directed portfolio trades to brokers who paid a portion of the Funds' expenses. For the year, the Funds' expenses were reduced by $3,725 (0.01% of average net assets), $14,393 (0.05% of average net assets) and $28,469 (0.02% of average net assets), respectively, under this arrangement.

The Funds have a fee arrangement based on cash balances left on deposit with the custodian which reduces operating expenses. For the year ended December 31, 1999, the portion of expenses reduced under this arrangement amounted to $14,734 for the Global Leaders Fund.

For the year ended December 31, 1999, Van Eck Securities Corporation (the "Distributor") received $228,510 in sales loads of which $133,509 was reallowed to broker dealers.

Certain of the  officers and  trustees of the Trust are  officers,  directors or
stockholders   of  Van  Eck  Associates   Corporation  and  Van  Eck  Securities
Corporation.

NOTE 3--INVESTMENTS--For federal income tax purposes, the identified cost of investments owned at December 31, 1999 is $26,147,918, $26,508,215, $23,165,758,
$38,463,847 and $138,338,506 for the Asia Dynasty Fund, Global Hard Assets Fund, Global Leaders Fund, Gold/Resources Fund and International Investors Gold Fund, respectively. The U.S. Government Money Fund's identified cost for federal income taxes is the same for financial reporting purposes. As of December 31, 1999, gross unrealized gains and losses were as follows:

                              GROSS            GROSS            NET
                           UNREALIZED         UNREALIZED     UNREALIZED
                          APPRECIATION      DEPRECIATION     APPRECIATION
                          ------------      ------------     ------------
Asia Dynasty Fund ....... $17,226,944        $  737,313       $16,489,631
Global Hard Assets Fund .   3,374,735         2,800,189           574,546
Global Leaders Fund .....  16,601,777           411,423        16,190,354
Gold/Resources Fund .....   8,979,753         7,551,341         1,428,412
International Investors
  Gold Fund .............  37,495,127        24,541,838        12,953,289

At December 31, 1999 the Funds had the following capital loss carryforward available to offset future capital gains; Asia Dynasty Fund $2,192,520 expiring December 31, 2006; Global Hard Assets Fund $13,402,718, of which $10,038,525 expires December 31, 2006 and $3,364,193 expires December 31, 2007; Gold/Resources Fund $34,017,791, of which $7,559,429 expires December 31, 2000, $4,289,233 expires December 31, 2005 and $13,306,791 expires December 31, 2006, and $8,862,338 expires December 31, 2007; International Investors Gold Fund $8,068,512 expiring December 31, 2006; U.S. Government Money Fund $9,832 expiring December 31, 2007.

Purchases and sales of investment securities for the year ended December 31, 1999, other than short-term obligations, were as follows:

                                                         PROCEEDS
                                         COST OF           FROM
                                       INVESTMENT       INVESTMENT
                                       SECURITIES       SECURITIES
                                        PURCHASED          SOLD
                                      ------------    ------------
Asia Dynasty Fund ..................  $ 47,040,325    $ 45,102,334
Global Hard Assets Fund ............    58,876,224       69,415,057
Global Leaders Fund ................    28,311,273       33,151,454
Gold/Resources Fund ................    41,213,870       45,034,814
International Investors Gold Fund ..   144,084,288      159,304,509

Transactions in put/call options written for the year ended December 31, 1999 were as follows:

                                        NUMBER OF      PREMIUMS
                                        CONTRACTS      RECEIVED
                                        ---------      --------
GLOBAL HARD ASSETS FUND:
Options outstanding at beginning of year     0         $       0
Options written ........................   300           349,000
                                          ----          --------
Options outstanding at end of year .....   300          $349,000
                                          ====          ========

NOTE 4--12B-1 PLANS OF DISTRIBUTION--Pursuant to Rule 12b-1 Plans of Distribution (the "Plans") all of the Funds are authorized to incur distribution expenses which will principally be payments to securities dealers who have sold shares and serviced shareholder accounts and payments to Van Eck Securities Corporation (VESC), the distributor, for reimbursement of other actual promotion and distribution expenses incurred by the distributor on behalf of the Funds. The distribution plan for the International Investors Gold Fund was effective May 1, 1999. The amount paid under the Plans in any one year is limited to 0.50% of average daily net assets (except for Gold Resources Fund, International Investors Gold Fund and U.S. Government Money Fund which is 0.25%) for Class A shares and 1% of average daily net assets for Classes B and C shares (the "Annual Limitations"). For Class C shares, the Funds will pay to the selling broker at the time of sale 1% of the amount of the purchase. Such Class C 12b-1 fees will be expensed by the Funds over the course of the first twelve months from the time of purchase. Should the payments to the brokers made by the Funds exceed, on an annual basis, 1% of average daily net assets, VESC will reimburse the Funds for any excess. Class C shareholders redeeming within one year of purchase will be subject to a 1% redemption charge which will be retained by the Funds. After the first year, the 1% 12b-1 fee will be paid to VESC which will retain a portion of the fee for distribution services and pay the remainder to brokers.

Distribution expenses incurred under the Plans that have not been paid because they exceed the Annual Limitation may be carried forward to future years and paid by the Funds within the Annual Limitation.

VESC has waived its right to reimbursement of the carried forward amounts incurred through December 31, 1999 in the event the Plans are terminated, unless the Board of Trustees determines that reimbursement of the carried forward amounts is appropriate.

The accumulated amount of excess distribution expenses incurred over the Annual Limitations as of December 31, 1999, were as follows: Asia Dynasty Fund - $1,252,597 for Class A shares and $1,498,814 for Class B shares; Global Hard Assets Fund - $897,280 for Class A shares, $97,754 for Class B shares and $295,044 for Class C shares; Global Leaders Fund - $922,007 for Class A shares and $432,962 for Class B shares.

VAN ECK FUNDS
NOTES TO FINANCIAL STATEMENTS (continued)
--------------------------------------------------------------------------------

NOTE 5--SHAREHOLDER TRANSACTIONS--Shares of Beneficial Interest issued and redeemed (unlimited number of $.001 par value shares authorized):

                                     ASIA DYNASTY FUND
                             ------------------------------
                               YEAR ENDED      YEAR ENDED
                               DECEMBER 31,    DECEMBER 31,
                                  1999            1998
                             --------------  --------------
CLASS A
Shares sold                     4,258,905        1,999,713
Shares reinvested                 229,122               --
                               ----------       ----------
                                4,488,027        1,999,713
Shares reacquired              (3,708,372)      (2,275,305)
                               ----------       ----------
Net increase (decrease)           779,655         (275,592)
                               ==========       ==========
CLASS B
Shares sold                       350,409           84,734
Shares reinvested                  75,883               --
                               ----------       ----------
                                  426,292           84,734
Shares reacquired                (216,757)        (335,960)
                               ----------       ----------
Net increase (decrease)           209,535         (251,226)
                               ==========       ==========

                                 GLOBAL HARD ASSETS FUND
                             ------------------------------
                               YEAR ENDED      YEAR ENDED
                              DECEMBER 31,    DECEMBER 31,
                                  1999            1998
                             --------------  --------------
CLASS A
Shares sold                       923,841          738,118
Reinvestment of dividends           7,699           31,509
                               ----------       ----------
                                  931,540          769,627
Shares reacquired              (1,673,331)      (2,507,005)
                               ----------       ----------
Net decrease                     (741,791)      (1,737,378)
                               ==========       ==========
CLASS B
Shares sold                        79,508          182,498
Reinvestment of dividends              --            6,161
                               ----------       ----------
                                   79,508          188,659
Shares reacquired                (198,644)        (326,389)
                               ----------       ----------
Net decrease                     (119,136)        (137,730)
                               ==========       ==========
CLASS C
Shares sold                        25,965          149,229
Shares reinvested                      --            4,414
                               ----------       ----------
                                   25,965          153,643
Shares reacquired                (143,976)        (323,996)
                               ----------       ----------
Net decrease                     (118,011)        (170,353)
                               ==========       ==========

                                    GLOBAL LEADERS FUND
                             -------------------------------
                               YEAR ENDED      YEAR ENDED
                              DECEMBER 31,    DECEMBER 31,
                                  1999            1998
                             --------------  --------------
CLASS A
Shares sold                       658,810          346,394
Shares reinvested                 127,531          324,735
                               ----------       ----------
                                  786,341          671,129
Shares reacquired                (883,573)        (495,431)
                               ----------       ----------
Net increase (decrease)           (97,232)         175,698
                               ==========       ==========

CLASS B
Shares sold                       129,131          117,857
Shares reinvested                  20,507           59,495
                               ----------       ----------
                                  149,638          177,352
Shares reacquired                (231,450)        (101,591)
                               ----------       ----------
Net increase (decrease)           (81,812)          75,761
                               ==========       ==========

                                    GOLD/RESOURCES FUND
                           ---------------------------------
                               YEAR ENDED      YEAR ENDED
                              DECEMBER 31,    DECEMBER 31,
                                  1999            1998
                             --------------  --------------
CLASS A
Shares sold                     5,063,633        6,268,313
Shares reacquired              (8,201,348)      (7,783,650)
                               ----------       ----------
Net decrease                   (3,137,715)      (1,515,337)
                               ==========       ==========

                            INTERNATIONAL INVESTORS GOLD FUND
                            ---------------------------------
                               YEAR ENDED      YEAR ENDED
                              DECEMBER 31,    DECEMBER 31,
                                  1999            1998
                             --------------  --------------
CLASS A
Shares sold                   700,390,969      521,796,216
Shares reinvested                 172,459          211,708
                             ------------     ------------
                              700,563,428      522,007,924
Shares reacquired             (707,247,143)   (516,717,224)
                             ------------     ------------
Net increase (decrease)        (6,683,715)       5,290,700
                             ============     ============

                               U.S. GOVERNMENT MONEY FUND
                            --------------------------------
                               YEAR ENDED       YEAR ENDED
                              DECEMBER 31,     DECEMBER 31,
                                  1999             1998
                             --------------   --------------
CLASS A
Shares sold                   4,365,984,087    3,670,980,599
Shares issued in connection
  with an acquisition                    --         7,517,642
Shares reinvested                 1,709,890         1,495,988
                             --------------    --------------
                              4,367,693,977     3,679,994,229
Shares reacquired            (4,317,461,360)   (3,709,422,005)
                             --------------    --------------
Net increase (decrease)          50,232,617       (29,427,776)
                             ==============    ==============

NOTE 6--FORWARD FOREIGN CURRENCY CONTRACTS--The Funds (except U.S. Government Money Fund) may buy and sell forward foreign currency contracts to settle purchases and sales of foreign denominated securities. In addition, the Funds (except U.S. Government Money Fund) may enter into forward currency contracts to hedge foreign denominated assets. Realized gains and losses from forward foreign currency contracts are included in realized loss from foreign currency transactions. At December 31,1999, the following forward foreign currency contract were outstanding:

                                                      CURRENT      UNREALIZED
CONTRACTS                                PROCEEDS      VALUE      DEPRECIATION
--------------------------------------------------------------------------------
ASIA DYNASTY FUND
Foreign Currency Sale Contract:
THB 245,964 expiring 1/04/00             $6,524        $6,559         $(35)

NOTE   7--TRUSTEE   DEFERRED   COMPENSATION   PLAN--The  Trust  has  a  Deferred
Compensation Plan (the "Plan") for Trustees.

VAN ECK FUNDS
NOTES TO FINANCIAL STATEMENTS (continued)
--------------------------------------------------------------------------------

Commencing January 1, 1996, the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the board. The Funds contributions to the Plan are limited to the amount of fees earned by the participating Trustees. The fees otherwise payable to the participating Trustees are invested in shares of the Van Eck Funds as directed by the Trustees. The Funds have elected to show this deferred liability net of the corresponding asset for financial statement purposes. The Plan has been approved by the Internal Revenue Service.

As of December 31, 1999, the total liability portion of the Plan is as follows:

Asia  Dynasty  Fund-$15,361,  Global Hard Assets  Fund-$18,530,  Global  Leaders
Fund-$14,884,   Gold/Resources   Fund-$33,434,   International   Investors  Gold
Fund-$117,179 and U.S. Government Money Fund-$45,082.

NOTE 8--RESTRICTED SECURITIES--The following securities are restricted as to sale and deemed to be illiquid:

                                                                  PERCENT OF
                              DATES                               NET ASSETS
                            ACQUIRED       COST        VALUE     AT 12/31/99
                            --------     --------     -------    -----------
GLOBAL HARD ASSETS FUND
Khanty-Mansiysk
   Oil Co.                   1/31/97     $549,995      $797,525         3.1%
Windsor Energy
   Corp                      7/09/96-   1,266,515       89,875
                             5/27/98                                    0.3%
                                                                      -----
                                                                        3.4%
                                                                      =====


NOTE 9--SCHEDULE OF AFFILIATED COMPANY
TRANSACTIONS-- Transactions with affiliates (as defined by the Investment Company Act of 1940) for the year ended December 31, 1999:

                              GOLD/          INTERNATIONAL
                            RESOURCES          INVESTORS
                              FUND             GOLD FUND
                          ------------      --------------
PIEDMONT MINING CO.
12/31/98 Share Balance     1,000,000            1,270,000
Purchases:
Shares                        --                   --
Cost                          --                   --
Sales:
Shares                        --                   --
Cost                          --                   --
Realized Gain (Loss)          --                   --
12/31/99 Share Balance     1,000,000            1,270,000
                           ---------            ---------
Market Value                 $80,000            $101,600
                           ---------            ---------
Dividend Income               --                  --


NOTE 10--REPURCHASE AGREEMENTS-- Collateral for repurchase agreements, the value of which must be at least 102% of the underlying debt obligation, plus accrued interest, is held by the Funds' custodian. In the remote chance the counterparty should fail to complete the repurchase agreement, realization and retention of the collateral may be subject to legal proceedings and the Funds would become exposed to market fluctuation on the collateral.

NOTE 11--EQUITY SWAPS-- The Funds may enter into equity swaps to gain investment exposure to the relevant market of the underlying security. A swap is an agreement that obligates the parties to exchange cash flows at specified intervals. The Fund is obligated to pay the counterparty on trade date an amount based upon the value of the underlying instrument and, at termination date, final payment is settled based on the value of the underlying security on trade date versus the value on termination date plus accrued dividends. Risks may arise as a result of the failure of the counterparty to the contract to comply with the terms of the swap contract. The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default of the counterparty. Therefore, the Fund considers the credit worthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in the value of the swap relative to the underlying securities. The Fund records a net receivable or payable daily, based on the change in the value of the underlying securities. The net receivable or payable for financial statement purposes is shown as due to or from broker. The Fund has collateralized 100% of the notional amount of the swap. Such amounts are reflected in the Statement of Assets and Liabilities as Cash-initial margin. At December 31, 1999, the following swaps were outstanding (stated in U.S. dollars):

UNDERLYING          NUMBER OF  NOTIONAL   TERMINATION   UNREALIZED
SECURITY             SHARES     AMOUNT        DATE     APPRECIATION
-----------        ----------  ---------  ------------ ------------
ASIA DYNASTY
FUND
United
Microelectronics
Corp.                 131,000   $323,229    6/23/00      $139,580
GLOBAL HARD
ASSETS FUND
Gazprom
Oil Co.               239,200     38,990    3/15/00        25,570

NOTE 12--ACQUISITION - U.S. GOVERNMENT MONEY FUND:
As of the close of business on April 24,  1998,  the Fund  acquired  all the net assets of the Van Eck/Chubb Money Market Fund pursuant to a plan of reorganization approved by the Van Eck/Chubb Money Market Fund shareholders on April 16, 1998. The acquisition was accomplished by a tax-free exchange of 7,517,642 shares of U.S. Government Money Fund (valued at $7,517,642) for the 7,517,642 shares of Van Eck/Chubb Money Market Fund outstanding on April 24, 1998. Van Eck/Chubb Money Market Fund's net assets at that date, $7,517,642, were combined with those of U.S. Government Money Fund. The aggregate net assets of U.S. Government Money Fund and Van Eck/Chubb Money Market Fund before the acquisition were $32,921,989 and $7,517,642, respectively.

NOTE 13--BANK LINE OF CREDIT-- The Trust may participate with other funds managed by Van Eck in a $15 million committed credit facility (the "Facility") to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Portfolios at the request of the shareholders and other temporary or emergency purposes. In connection therewith, the Portfolios have agreed to pay commitment fees, pro rata, based on usage. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. On December 31, 1999, the Funds made the following borrowings at an interest rate of 6.00%:

Global Hard Assets Fund .................  $  200,000
International Investors Gold Fund .......   5,000,000

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS
VAN ECK FUNDS

We have audited the accompanying statement of assets and liabilities, including the schedules of portfolio of investments, of the Van Eck Funds (comprising, respectively, Asia Dynasty Fund, Global Leaders Fund, Global Hard Assets Fund, Gold/Resources Fund, International Investors Gold Fund and U.S. Government Money Fund (the "Funds"), as of December 31, 1999, and the related statement of operations, statement of changes in net assets, and the financial highlights for the periods then ended. These financial statements and the financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audit. The statements of changes in net assets for the year ended December 31, 1998 and the financial highlights for each of the periods in the period then ended, were audited by other auditors whose report dated February 19, 1999, expressed an unqualified opinion on those statements.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures include confirmation of securities owned as of December 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above, and audited by us, present fairly, in all material respects, the financial position of each of the Funds constituting Van Eck Funds at December 31, 1999, the results of their operations, the changes in their net assets, and the financial highlights for the periods then ended, in conformity with accounting principles generally accepted in the United States.

                                                           /s/ Ernst & Young LLP
                                                           ---------------------
                                                               Ernst & Young LLP

New York, New York
February 10, 2000


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[GRAPHIC OMITTED]

VAN ECK GLOBAL


Investment Adviser:   Van Eck Associates Corporation
       Distributor:   Van Eck Securities Corporation
                      99 Park Avenue, New York, NY 10016  www.vaneck.com
Account Assistance:   (800) 544-4653





This report must be accompanied or preceded by a Van Eck Funds Prospectus, which includes more complete information such as charges and expenses and the risks associated with international investing, including currency fluctuations or controls, expropriation, nationalization and confiscatory taxation. Please read the prospectus carefully before you invest.